Registration No. 33-37959
                               Investment Company Act Registration No. 811-06221
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549
                        --------------------------------
                                    FORM N-1A
           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 |X|

                         Pre-Effective Amendment No. [ ]
                       Post-Effective Amendment No. 16 |X|
                                     and/or
       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 |X|

                              Amendment No. 17 |X|
                        (Check appropriate box or boxes.)

                           BRANDYWINE BLUE FUND, INC.
                ------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                3711 Kennett Pike
              Greenville, Delaware                           19807
     --------------------------------------                 --------
    (Address of Principal Executive Offices)               (Zip Code)

                                 (302) 656-3017
               --------------------------------------------------
              (Registrant's Telephone Number, including Area Code)

                                                           Copy to:
             Foster S. Friess                          Richard L. Teigen
          115 E. Snow King Avenue                       Foley & Lardner
               P. O. Box 576                       777 East Wisconsin Avenue
          Jackson, Wyoming 83001                  Milwaukee, Wisconsin 53202
   -------------------------------------          --------------------------
  (Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective.

It is proposed that this filing become effective (check appropriate box):

[ ]      immediately upon filing pursuant to paragraph (b)

|X|      on January 31, 2003 pursuant to paragraph (b)

[ ]      60 days after filing pursuant to paragraph (a) (1)

[ ]      on (blank) pursuant to paragraph (a) (1)

[ ]      75 days after filing pursuant to paragraph (a) (2)

[ ]      on (date) pursuant to paragraph (a) (2), of Rule 485

If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS                                                     JANUARY 31, 2003


                          (THE BRANDYWINE FUNDS LOGO)

                             BRANDYWINE FUND, INC.

                           BRANDYWINE BLUE FUND, INC.

     "NEVER INVEST IN THE STOCK MARKET -- INVEST IN INDIVIDUAL BUSINESSES."

  THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION
                     TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

QUESTIONS YOU SHOULD ASK BEFORE
  INVESTING IN BRANDYWINE FUNDS                                              1

FEES AND EXPENSES                                                            3

INVESTMENT OBJECTIVES, STRATEGIES
  AND RISKS                                                                  3

MANAGEMENT OF THE FUNDS                                                      4

DETERMINING NET ASSET VALUE                                                  4

ABOUT OUR MINIMUM REQUIREMENTS
  FOR INITIAL INVESTMENT                                                     5

INVESTING WITH BRANDYWINE FUNDS                                              5

 How to Open Your Brandywine
   Funds Account                                                             5

 How to Buy Additional Shares in
   Brandywine Funds                                                          7

 How to Sell Shares in
   Brandywine Funds                                                          7

 Payment of Redemption Proceeds                                              8

 How to Exchange Shares                                                      8

DIVIDENDS, DISTRIBUTIONS
  AND TAXES                                                                  9

SHAREHOLDER STATEMENTS
  AND REPORTS                                                                9

ACCOUNT SERVICES AND POLICIES                                               10

FINANCIAL HIGHLIGHTS                                                        10

PRIVACY POLICY                                                              12

HOUSEHOLD DELIVERY
  OF SHAREHOLDER DOCUMENTS                                                  12

SHARE PURCHASE APPLICATION                                                  13

                               A WORD ABOUT RISK

  Look for this "warning flag" symbol throughout the prospectus. It is used to mark detailed information about each type of risk that you, as a shareholder, will confront.

         QUESTIONS YOU SHOULD ASK BEFORE INVESTING IN BRANDYWINE FUNDS

1. WHAT IS THE FUNDS' GOAL?

  Brandywine Funds seek capital appreciation.

2. WHAT ARE THE FUNDS' PRINCIPAL INVESTMENT STRATEGIES?

  The Brandywine Funds invest principally in common stocks of U.S. companies, and, to a lesser extent, in equity securities of foreign issuers, usually those which are publicly traded in the United States either directly or through American Depositary Receipts ("ADRs"). They utilize a fundamentals-driven, company-by-company investment approach that is based on the belief that you should invest in individual businesses, not in the stock market. The Brandywine Funds will invest in companies in a broad range of industries but generally focus on companies whose earnings are growing by at least 20% per year and whose stocks sell at reasonable price-to-earnings ratios. They invest in fundamentally sound companies that are experiencing a positive change.

  The Funds adhere to a firm sell discipline.  The Funds will sell a stock:

  o With deteriorating fundamentals such as contracting margins or reduced revenue growth

  o   When investor expectations have become unrealistically high

  o   When they find a better investment


  While this sell discipline is likely to cause the Funds to have annual portfolio turnover rates of approximately 200-300%, it also causes the Funds to keep seeking better investment alternatives.


  Brandywine Fund invests in companies of all sizes. Brandywine Blue Fund invests almost exclusively in mid-cap and larger companies, usually companies having a market capitalization of more than $6 billion.

3. WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUNDS?

  The Funds invest principally in common stocks. The prices of the stocks in which the Funds invest may decline for a number of reasons. These reasons include factors that are specific to one or more stocks in which the Funds invest as well as factors that affect the equity securities markets generally. The price declines may be steep, sudden and/or prolonged. As a consequence, investors in the Funds may lose money.

  Investments in foreign securities, even though publicly traded in the United States, may involve risks which are in addition to those inherent in domestic investments. Foreign companies may not be subject to the regulatory requirements of U.S. companies and, as a consequence, there may be less publicly available information about such companies. Also foreign companies may not be subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies.

  The Funds are actively managed and will have high portfolio turnover. High portfolio turnover necessarily results in greater transaction costs, such as brokerage commissions, which the Funds must pay and short term capital gains (or losses) to investors. Greater transaction costs may reduce Fund performance. Distributions to shareholders of short-term capital gains are taxed as ordinary income under current federal income tax laws.

  The Funds are a suitable investment only for those investors who have long-term investment goals such as investing for retirement. If you may need to redeem your shares in a hurry, or if you are uncomfortable with an investment that will fluctuate in value, the Funds may not be the right choice for you.

4. HOW HAVE THE FUNDS PERFORMED?


  The bar charts and tables that follow provide some indication of the risks of investing in the Funds by showing changes in the Funds' performance from year to year and by showing how their average annual returns over 1, 5 and 10 years compare with those of the Indexes listed for each Fund. Please be aware that past performance (before and after taxes) is not necessarily an indication of future performance. The Funds may perform better or worse in the future.



                             BRANDYWINE FUND, INC.
                        (Total return per calendar year)

                              1993        22.58%
                              1994         0.02%
                              1995        35.75%
                              1996        24.92%
                              1997        12.02%
                              1998        -0.65%
                              1999        53.50%
                              2000         7.10%
                              2001       -20.55%
                              2002       -21.71%


Note:     During the ten year period shown on the bar chart, the Fund's highest total return for a quarter was 32.46% (quarter ended December 31, 1999) and the lowest total return for a quarter was -18.88% (quarter ended September 30, 1998).


    AVERAGE ANNUAL
     TOTAL RETURNS
(FOR THE PERIODS ENDED                          ONE         FIVE         TEN
  DECEMBER 31, 2002)                            YEAR        YEARS       YEARS
  ------------------                            ----        -----       -----
Brandywine Fund
   Return before taxes                        -21.71%       0.32%       8.99%
   Return after taxes
     on distributions(1)<F1>                  -21.71%      -2.21%       5.88%
   Return after taxes on
     distributions and sale
     of Fund shares(1)<F1>                    -13.33%       0.27%       6.79%
S&P 500(2)<F2>(3)<F3>                         -22.10%       0.59%       9.34%
S&P MidCap 400(2)<F2>(4)<F4>                  -14.51%       6.41%      11.96%
Russell MidCap(2)<F2>(5)<F5>                  -16.18%       2.19%       9.92%
Russell 3000(2)<F2>(6)<F6>                    -21.54%      -0.71%       8.94%



(1)<F1> The after-tax returns above were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund's return after taxes on distributions and sale of Fund shares may be higher than its returns before taxes and after taxes on distributions because it may include a tax benefit resulting from the capital losses that would have been incurred.
(2)<F2>   Reflects no deduction for fees, expenses or taxes.
(3)<F3> The S&P 500 Index consists of 500 stocks, mostly on the New York Stock Exchange, selected by the Standard & Poor's Ratings Group. Each stock's weighting is based on its relative total market value. Stocks may be added or deleted from the Index which assumes reinvestment of dividends.
(4)<F4> The S&P MidCap 400 Index is a capitalization weighted index of 400 domestic stocks measuring the performance of the mid-size company segment of the U.S. stock market and does not include income.
(5)<F5> The Russell MidCap, a trademark of the Frank Russell Company, measures the performance of the 800 smallest of the 1,000 largest publicly traded companies in the U.S. equity market and does not include income.
(6)<F6> The Russell 3000, a trademark of the Frank Russell Company, is the 3,000 largest publicly traded companies in the United States equity market and does not include income.



                           BRANDYWINE BLUE FUND, INC.
                        (Total return per calendar year)

                              1993        27.20%
                              1994         2.31%
                              1995        32.33%
                              1996        23.23%
                              1997        19.25%
                              1998        -0.98%
                              1999        49.36%
                              2000         6.81%
                              2001       -22.81%
                              2002       -13.49%


Note:     During the ten year period shown on the bar chart, the Fund's highest total return for a quarter was 31.37% (quarter ended December 31, 1999) and the lowest total return for a quarter was -19.93% (quarter ended September 30, 1998).


   AVERAGE ANNUAL
   TOTAL RETURNS
(FOR THE PERIODS ENDED                          ONE         FIVE         TEN
 DECEMBER 31, 2002)                             YEAR        YEARS       YEARS
 ------------------                             ----        -----       -----
Brandywine Blue Fund
   Return before taxes                        -13.49%       1.07%      10.32%
   Return after taxes
     on distributions(1)<F7>                  -13.49%      -0.87%       8.05%
   Return after taxes on
     distributions and sale
     of Fund shares(1)<F7>                     -8.28%       0.87%       8.20%
S&P 500(2)<F8>(3)<F9>                         -22.10%      -0.59%       9.34%
Russell MidCap(2)<F8>(4)<F10>                 -16.18%       2.19%       9.92%
Russell 1000(2)<F8>(5)<F11>                   -21.65%      -0.58%       9.18%



(1)<F7> The after-tax returns above were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund's return after taxes on distributions and sale of Fund shares may be higher than its returns before taxes and after taxes on distributions because it may include a tax benefit resulting from the capital losses that would have been incurred.

(2)<F8>   Reflects no deduction for fees, expenses or taxes.
(3)<F9> The S&P 500 Index consists of 500 stocks, mostly on the New York Stock Exchange, selected by the Standard & Poor's Ratings Group. Each stock's weighting is based on its relative total market value. Stocks may be added or deleted from the Index which assumes reinvestment of dividends.
(4)<F10> The Russell MidCap, a trademark of the Frank Russell Company, measures the performance of the 800 smallest of the 1,000 largest publicly traded companies in the U.S. equity market and does not include income.
(5)<F11> The Russell 1000, a trademark of the Frank Russell Company, is the largest 1,000 publicly traded companies in the United States equity market and does not include income.

                               FEES AND EXPENSES

  This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

                                                  BRANDYWINE       BRANDYWINE
                                                     FUND           BLUE FUND
                                                  ----------       ----------
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM
  YOUR INVESTMENT)
     Maximum Sales Charge (Load)
       Imposed on Purchases (as a
       percentage of offering price).                None             None
     Maximum Deferred
       Sales Charge (Load)                           None             None
     Maximum Sales Charge (Load)
       Imposed on Reinvested
       Dividends and Distributions                   None             None
     Redemption Fee                                  None*<F12>       None*<F12>
     Exchange Fee                                    None             None


ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED
  FROM FUND ASSETS)
     Management Fees                                1.00%             1.00%
     Distribution and/or
       Service (12b-1) Fees                          None              None
     Other Expenses                                 0.08%             0.13%
                                                    -----             -----
     Total Fund Operating
       Expenses                                     1.08%             1.13%



*<F12> The Fund's transfer agent charges a fee of $15.00 for each wire redemption.


Example:

  This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

  The example assumes that you invest $10,000 in the Funds for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that you reinvest all dividends and distributions and that your investment has a 5% return each year and that the Funds' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


                             1 YEAR      3 YEARS      5 YEARS     10 YEARS
                             ------      -------      -------     --------
Brandywine Fund               $110         $343        $595        $1,317
Brandywine Blue               $115         $359        $622        $1,375


                  INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

                        THE FUNDS' INVESTMENT OBJECTIVE

  Each Fund's investment objective is capital appreciation. The Funds may change their investment objective without obtaining shareholder approval. Please remember that an investment objective is not a guarantee. An investment in the Funds may not appreciate and investors may lose money.

                        THE FUNDS' INVESTMENT STRATEGIES

  The Funds' investment adviser believes the Funds are most likely to achieve their investment objective if they consistently invest in companies that perform better than the investment community expects. Accordingly, the Funds invest in fundamentally sound companies that are experiencing a positive change. Fundamentally sound companies generally have some or all of the following attributes:


      Earnings growth of over 20% annually
      High rates of profitability
      Strong balance sheets
      High quality of earnings (i.e., earnings realized through the normal sale of products or services rather than earnings or losses from non-recurring events)


  The positive change could be:
      New products
      New management
      An acquisition or divestiture
      Legislative changes

  The Brandywine Funds typically do not invest in companies with high price-to-earnings ratios because these companies are less likely to perform better than the investment community expects. The Funds are generally more likely to invest in lesser known companies moving from a lower to higher market share position within their industry groups than the largest and best known companies in such groups.

                               PRINCIPAL RISKS OF
                             INVESTING IN THE FUNDS

  Investing in shares of common stock or in ADRs involves risks. The common stocks or ADRs in which the Funds invest may decline in value for any number of reasons. If that happens, the value of your investment will decline as well. The following are some of the main reasons why common stocks or ADRs purchased by the Funds may decline in value.

  1. The Funds' investment adviser was incorrect in its assessment of a company's prospects.

  2. The Funds' investment adviser was correct in its assessment of a company's prospects, but the company was out-of-favor with other investors.

  3. Investor psychology in the marketplace shifted from equity securities in general to other assets such as debt securities or money market instruments (sometimes called "a flight to safety").

                         TEMPORARY DEFENSIVE POSITIONS

  The Funds may, in response to adverse market, economic, political or other conditions, take temporary defensive positions that are inconsistent with the Funds' principal investment strategies but that are dictated by their sell discipline. This means the Funds will attempt to avoid losses by investing in money market instruments such as United States Treasury Bills, commercial paper and repurchase agreements. The Funds will not be able to achieve their investment objectives of capital appreciation to the extent that they invest in money market instruments since these securities do not appreciate in value. When the Funds are not taking a temporary defensive position, they still will hold enough cash and money market instruments to meet current needs and to take advantage of investment opportunities.

                            MANAGEMENT OF THE FUNDS

                               ABOUT THE ADVISER


  Friess Associates, LLC (the "Adviser"), 115 East Snow King Avenue, P. O. Box 576, Jackson, Wyoming 83001 manages the investment portfolios for the Funds.
The Adviser may delegate some or all of its investment advisory responsibilities to its affiliate, Friess Associates of Delaware, LLC (the "Sub-Adviser"), 3711 Kennett Pike, P. O. Box 4166, Greenville, Delaware 19807. In addition to the Funds, Friess Associates, LLC is the investment adviser to Brandywine Advisors Fund and individual and institutional clients with substantial investment portfolios. Friess Associates was established in 1974. Affiliated Managers Group, Inc. ("AMG") owns a majority interest in both the Adviser and the Sub-Adviser and is the managing member of both.


                                  COMPENSATION

  As the investment adviser to the Funds, the Adviser manages the investment portfolios for the Funds. The Funds pay the Adviser an annual investment advisory fee, which is calculated daily and paid monthly, at an annual rate of 1% of the net assets of the Funds.

  The Adviser, NOT THE BRANDYWINE FUNDS, pays the Sub-Adviser a fee equal to 110% of the monthly expenses the Sub-Adviser incurs in performing its services as Sub-Adviser.

                              INVESTMENT DECISIONS

  The Adviser and, if so delegated, the Sub-Adviser supervise the investment portfolios of the Funds, directing the purchase and sale of investment securities in the day to day management of the Funds. All investment decisions are made by a team of investment professionals representing the Adviser or the Sub-Adviser, any of whom may make recommendations subject to the final approval of Foster Friess, William D'Alonzo or another senior member of the Adviser's management team to whom they may delegate the authority.


  Mr. Friess has been President, Treasurer and a director of Brandywine Fund and Brandywine Blue Fund since they were incorporated in 1985 and 1990, respectively. He is also Chairman of the Board of both the Adviser and the Sub-Adviser. Mr. D'Alonzo has been a Vice President of both Funds since 1990 and a director since 2001. He is also Chief Investment Officer and Chief Executive Officer of both the Adviser and the Sub-Adviser.


                          DETERMINING NET ASSET VALUE

  The price at which investors purchase shares of the Funds and at which shareholders redeem shares of the Funds is called the net asset value ("NAV"). The Funds normally calculate NAV as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is closed on most national holidays and on Good Friday. The Funds calculate NAV based on the market price of the securities (other than money market instruments) they hold. They value most money market instruments they hold at their amortized cost.

  If the transfer agent, U.S. Bancorp Fund Services, LLC, receives your request to buy or to sell shares by the close of regular trading on the New York Stock Exchange, your transaction will be priced at that day's NAV. If the transfer agent receives your request after that time, it will be priced at the next business day's NAV.

  The NAV of each Fund can be found daily in the mutual fund listings of most major newspapers under the heading "Brandywine Funds." The Nasdaq symbols are "BRWIX" for Brandywine Fund and "BLUEX" for Brandywine Blue Fund.

             ABOUT OUR MINIMUM REQUIREMENTS FOR INITIAL INVESTMENT

  The Board of Directors has established $25,000 as the minimum initial investment in each of the Brandywine Funds.

  Employees, officers and directors of the Funds, the Adviser or the Sub-Adviser or firms providing contractual services to the Funds, members of their immediate families (spouses, siblings, parents, children and grandchildren) and retirement plans and trusts for their benefit may purchase shares without regard to the minimum. The officers of the Funds may, but are not required to, waive or lower the requirement for charitable organizations and employee benefit plans whose aggregate investment exceeds a Fund's minimum initial investment requirement. The officers may also, but are not required to, waive or lower the requirement for shareholders' spouses, parents, children and grandchildren under special circumstances, considering the additional shares to be an extension of the investment of the first shareholder.

                                 INVESTING WITH
                                BRANDYWINE FUNDS

  Our goal is to make it easy and pleasant for you to do business with us. This section will help you become familiar with the many different services we offer to you as a shareholder.

                                HOW TO OPEN YOUR
                            BRANDYWINE FUNDS ACCOUNT

1.   Read this prospectus carefully.

2.   Determine how much you want to invest and in which fund.

MINIMUM INVESTMENTS ARE AS FOLLOWS:

BRANDYWINE FUND
TO OPEN A NEW ACCOUNT                           $25,000
TO ADD TO AN EXISTING ACCOUNT                    $1,000

BRANDYWINE BLUE FUND
TO OPEN A NEW ACCOUNT                           $25,000
TO ADD TO AN EXISTING ACCOUNT                    $1,000

3. Complete the appropriate parts of the purchase application at the back of this prospectus, carefully following the instructions. (Additional purchase applications may be obtained from the Funds.)

  Please be sure to provide your Social Security or taxpayer identification number on the application. If you have questions, please contact our Investor Service Representatives at 1-800-656-3017 or 1-414-765-4124.

4. Complete the appropriate parts of the account privileges section of the application. By applying for privileges, such as telephone redemption, electronic transfer, wire transfer and Internet access to your account balance information now, you can avoid the delay and inconvenience later of having to file an additional form. To add most of these privileges at a later date would require a signature guarantee. See "To Obtain a Signature Guarantee" on page 7.

5. Enclose your check. All checks should be made payable to: Brandywine Fund, Inc. or Brandywine Blue Fund, Inc., as applicable. All checks must be drawn on a bank located within the U.S. and must be payable in U.S. dollars. Brandywine Funds will not accept cash or third party checks.

      U.S. BANCORP FUND SERVICES, LLC, THE FUNDS' TRANSFER AGENT, WILL CHARGE A $25 FEE AGAINST A SHAREHOLDER'S ACCOUNT FOR ANY PAYMENT CHECK RETURNED FOR INSUFFICIENT FUNDS. THE SHAREHOLDER WILL ALSO BE RESPONSIBLE FOR ANY LOSSES SUFFERED BY THE FUNDS AS A RESULT.

6. Send application and check to:

BY MAIL

  FOR FIRST CLASS MAIL
  Brandywine Fund, Inc. or
    Brandywine Blue Fund, Inc.
  c/o U.S. Bancorp Fund Services, LLC
  P.O. Box 701
  Milwaukee, WI 53201-0701

  FOR OVERNIGHT DELIVERY SERVICE OR REGISTERED MAIL:
  Brandywine Fund, Inc. or
    Brandywine Blue Fund, Inc.
  c/o U.S. Bancorp Fund Services, LLC
  615 E. Michigan St., 3rd Floor
  Milwaukee, WI 53202-5207

  PLEASE DO NOT MAIL LETTERS BY OVERNIGHT DELIVERY SERVICE OR REGISTERED MAIL TO THE POST OFFICE BOX ADDRESS.

BY WIRE

  If you wish to open an account by wire, please call 1-800-656-3017 or 1-414-765-4124 prior to sending the wire in order to obtain a confirmation number and to ensure prompt and accurate handling of funds.

  WIRE TO:
  U.S. Bank, N.A.
  777 East Wisconsin Avenue
  Milwaukee, Wisconsin 53202
  ABA 042000013

  CREDIT:
  U.S. Bancorp Fund Services, LLC
  Account 112-952-137

  FURTHER CREDIT:
  Brandywine Fund, Inc. or
    Brandywine Blue Fund, Inc.
  (shareholder account number)
  (shareholder registration)

  You should then send a properly signed share purchase application marked "FOLLOW UP." Wired funds must be received prior to 4:00 p.m. Eastern time to be eligible for same day pricing. THE FUNDS AND U.S. BANK, N.A. ARE NOT RESPONSIBLE FOR THE CONSEQUENCES OF DELAYS RESULTING FROM THE BANKING OR FEDERAL RESERVE WIRE SYSTEM, OR FROM INCOMPLETE WIRING INSTRUCTIONS.

THROUGH BROKER-DEALERS, FINANCIAL INSTITUTIONS AND OTHERS

  Some broker-dealers may sell shares of the Funds. These broker-dealers may charge investors a fee either at the time of purchase or redemption. The fee, if charged, is retained by the broker-dealer and not remitted to the Funds or the Adviser. Some broker-dealers may purchase and redeem shares on a three day settlement basis. This means that the broker-dealer will pay for, and the Fund will issue, the shares on the third business day following the day the Fund receives the purchase order.


  The Funds may enter into agreements with broker-dealers, financial institutions or other service providers ("Servicing Agents") that may include the Funds as investment alternatives in the programs they offer or administer. Servicing Agents may:


  1. Become shareholders of record of the Funds. This means all requests to purchase additional shares and all redemption requests must be sent through the Servicing Agent.

  2. Use procedures and impose restrictions that may be in addition to, or different from, those applicable to investors purchasing shares directly from the Funds.

  3. Charge fees to their customers for the services they provide them. Also, the Funds and/or the Adviser may pay fees to Servicing Agents to compensate them for the services they provide their customers.

  4. Be allowed to purchase shares by telephone with payment to follow the next day. If the telephone purchase is made prior to the close of regular trading on the New York Stock Exchange, it will receive same day pricing.

  5. Be authorized to accept purchase orders on the Funds' behalf (and designate other Servicing Agents to accept purchase orders on behalf of the Funds). This means that the Funds will process the purchase order at the net asset value which is determined following the Servicing Agent's (or its designee's) acceptance of the customer's order.

  If you decide to purchase shares through Servicing Agents, please carefully review the program materials provided to you by the Servicing Agent. When you purchase shares of the Funds through a Servicing Agent, it is the responsibility of the Servicing Agent to place your order with the Fund on a timely basis. If the Servicing Agent does not place your order with the Fund on a timely basis, or if it does not pay the purchase price to the Fund within the period specified in its agreement with the Funds, it may be held liable for any resulting fees or losses.

OTHER INFORMATION ABOUT PURCHASING SHARES OF THE FUNDS

  The Funds may reject any purchase application for any reason. The Funds will not accept purchase orders made by telephone, unless they are from a Servicing Agent which has an agreement with the Funds or are made in accordance with the wiring instructions on page 6. Shares of the Funds have not been registered for sale outside of the U.S.

SHARE CERTIFICATES

  Shares are credited to your account, but certificates are not issued unless you request them by writing to:

  The Brandywine Funds
  c/o U.S. Bancorp Fund Services, LLC
  P.O. Box 701
  Milwaukee, WI  53201-0701

                   HOW TO GET IN TOUCH WITH BRANDYWINE FUNDS

               If you have any questions, please call one of our
                      Investor Service Representatives at:

                        1-800-656-3017 or 1-414-765-4124

                  Monday - Friday  8:00 a.m. - 7:00 p.m. CST.

                        HOW TO BUY ADDITIONAL SHARES IN
                                BRANDYWINE FUNDS

  You may purchase additional shares (at least $1,000) by mailing your check with an Invest-By-Mail form detached from your confirmation statement to the address listed on the form or by following the wiring instructions on page 6. The Funds do not accept telephone orders for purchase of shares.

  All checks should be made payable to: Brandywine Fund, Inc. or Brandywine Blue Fund, Inc., as applicable. All checks must be drawn on a bank located within the U.S. and must be payable in U.S. dollars. Brandywine Funds will not accept cash or third party checks.

NOTE:

  In the case of retirement plan accounts established through Servicing Agents, additional shares may be purchased by the plans through Servicing Agents without regard to the Funds' minimum subsequent purchase amounts.

                             HOW TO SELL SHARES IN
                                BRANDYWINE FUNDS

IMPORTANT TAX NOTE:


      ANY SALE OR EXCHANGE OF SHARES IN A NON-RETIREMENT ACCOUNT COULD RESULT IN A TAXABLE GAIN OR LOSS. THE RECEIPT OF PROCEEDS OF THE REDEMPTION OF SHARES HELD IN AN IRA WILL CONSTITUTE A TAXABLE DISTRIBUTION OF BENEFITS FROM THE IRA UNLESS A QUALIFYING ROLLOVER CONTRIBUTION IS MADE. SHAREHOLDERS WHO REDEEM SHARES HELD IN AN IRA MUST INDICATE ON THEIR REDEMPTION REQUEST WHETHER OR NOT TO WITHHOLD FEDERAL INCOME TAXES. IF NOT, THESE REDEMPTIONS, AS WELL AS REDEMPTIONS OF OTHER RETIREMENT PLANS NOT INVOLVING A DIRECT ROLLOVER TO AN ELIGIBLE PLAN, WILL BE SUBJECT TO FEDERAL INCOME TAX WITHHOLDING.


  You may sell (redeem) some or all of your shares at any time during normal business hours. IF YOU HOLD THE CERTIFICATES FOR YOUR SHARES, YOU MUST RETURN THE CERTIFICATES, PROPERLY ENDORSED, WITH OR BEFORE YOUR REDEMPTION REQUEST.

  YOU WILL NEED TO ASSEMBLE THE FOLLOWING INFORMATION:

  O   the account number(s)

  O   the amount of money or number of shares being redeemed

  O   the names on the account

  O   your daytime phone number

  O the signature(s) of all registered account owners, if you plan to request a redemption in writing

  O a signature guarantee is also required under special circumstances, including...

      1. If you wish the check to be sent to an address or person other than as registered with the Funds.

      2. You would like the check mailed to an address which has been changed within 30 days of the redemption request.

  O additional documentation may be required for redemptions by corporations, executors, administrators, trustees, guardians or others who hold shares in a fiduciary or representative capacity. Contact the Funds' transfer agent, U.S. Bancorp Fund Services, LLC, in advance at 1-800-656-3017 or 1-414-765-4124.

TO OBTAIN A SIGNATURE GUARANTEE

  A signature guarantee assures that a signature is genuine. It protects shareholders from unauthorized account transfers. You may obtain a signature guarantee from a commercial bank or trust company in the U.S., a member firm of the New York Stock Exchange or other eligible guarantor institution. A NOTARIZED SIGNATURE IS NOT ACCEPTABLE.

SEND A LETTER OF INSTRUCTION

  Include with your letter the necessary information you have already assembled.

THE PRICE YOU WILL RECEIVE FOR YOUR SHARES

  The redemption price per share is the next determined NAV after U.S. Bancorp Fund Services, LLC, the Funds' transfer agent, receives your written request in proper form with all the required information listed above.

BY MAIL

  FOR FIRST CLASS MAIL

  Brandywine Fund, Inc. or
    Brandywine Blue Fund, Inc.
  c/o U.S. Bancorp Fund Services, LLC
  P.O. Box 701
  Milwaukee, WI 53201-0701

  FOR OVERNIGHT DELIVERY SERVICE OR REGISTERED MAIL:
  Brandywine Fund, Inc. or
    Brandywine Blue Fund, Inc.
  c/o U.S. Bancorp Fund Services, LLC
  615 E. Michigan St., 3rd Floor
  Milwaukee, WI 53202-5207

  PLEASE DO NOT MAIL LETTERS BY OVERNIGHT DELIVERY SERVICE OR REGISTERED MAIL TO THE POST OFFICE BOX ADDRESS.

BY TELEPHONE

  Instruct U.S. Bancorp Fund Services, LLC that you want the option of redeeming shares by telephone. This can be done by completing the appropriate section on the share purchase application.

  Assemble the same information that you would include in the letter of instruction for a written redemption request.

  Call U.S. Bancorp Fund Services, LLC at 1-800-656-3017 or 1-414-765-4124. PLEASE DO NOT CALL THE FUNDS OR THE ADVISER.

  REDEMPTION BY TELEPHONE IS NOT AVAILABLE FOR IRA ACCOUNTS OR WHEN SHARE CERTIFICATES HAVE BEEN ISSUED FOR AN ACCOUNT. FOR MORE INFORMATION ON TELEPHONE REDEMPTIONS, PLEASE READ THE SECTION ENTITLED "ACCOUNT SERVICES AND POLICIES" ON PAGE 10.

THROUGH SERVICING
AGENTS

  If your shares are held by a Servicing Agent, you must redeem your shares through the Servicing Agent. Contact the Servicing Agent for instructions on how to do so. The redemption price per share for shares held by a Servicing Agent that has been authorized to accept redemption requests on behalf of the Funds is the next determined NAV after the Servicing Agent (or its designee) receives your request in accordance with its procedures.

AUTOMATICALLY

  The Systematic Withdrawal Plan option may be activated if you have a minimum of $25,000 in either your Brandywine Fund account or your Brandywine Blue Fund account.

  This option allows you to redeem a specific dollar amount from your account on a regular basis. You may vary the amount or frequency of withdrawal payments or temporarily discontinue them. For more information or to request the appropriate form, please call U.S. Bancorp Fund Services, LLC at 1-800-656-3017 or 1-414-765-4124.

                         PAYMENT OF REDEMPTION PROCEEDS

A CHECK WILL BE MAILED TO YOU

  A check in payment for your redeemed shares will be mailed to you at your address of record no later than the seventh day after U.S. Bancorp Fund Services, LLC receives your valid request.

  Exception: If the shares being redeemed were purchased by check, the Fund may delay the payment of your redemption proceeds until it is reasonably satisfied the check has cleared. This normally may take up to 3 days from the date of purchase for local personal or corporate checks and up to 7 days from the date of purchase for other personal or corporate checks.

  If you redeem by telephone, U.S. Bancorp Fund Services, LLC normally will transfer the redemption proceeds to your designated bank account if you have elected to receive redemption proceeds by either electronic funds transfer or wire. If you redeem shares through a Servicing Agent, you will receive your redemption proceeds in accordance with the procedures established by the Servicing Agent.

ELECTRONIC TRANSFERS

  If you have established this option, your redemption proceeds can be electronically transferred to your designated bank account. An Electronic Funds Transfer ("EFT") generally takes up to 3 business days to reach the shareholder's bank account. There is no fee for this option.

BY WIRE

  If you have established this option, your redemption proceeds can be wired directly into your designated bank account. The transfer agent, U.S. Bancorp Fund Services, LLC, currently charges a $15 fee for each wire, which is deducted from the shareholder's account.

                             HOW TO EXCHANGE SHARES

  You may exchange shares of Brandywine Blue Fund for shares of Brandywine
Fund, and exchange shares of Brandywine Fund for shares of Brandywine Blue Fund, provided that you can meet or have met the $25,000 minimum. Before exchanging your shares, you should first carefully read the appropriate sections of the prospectus for the new Fund and you should consider the tax consequences if yours is a taxable account.

IMPORTANT TAX NOTE:

  WHEN YOU EXCHANGE SHARES, YOU ARE REDEEMING YOUR SHARES IN ONE FUND AND BUYING SHARES OF ANOTHER FUND. FOR FEDERAL INCOME TAX PURPOSES, SUCH AN EXCHANGE IS A TAXABLE EVENT IN WHICH YOU MAY REALIZE A CAPITAL GAIN OR LOSS. BEFORE MAKING AN EXCHANGE REQUEST, YOU SHOULD CONSULT A TAX OR OTHER FINANCIAL ADVISER TO DETERMINE THE TAX CONSEQUENCES. (THIS CONCERN DOES NOT APPLY TO IRA OR OTHER TAX EXEMPT ACCOUNTS.)

  To exchange shares, send your written request, along with a completed share purchase application if you are opening a new account, (the application for both Brandywine Fund and Brandywine Blue Fund is found at the back of this Prospectus) to:

  FOR FIRST CLASS MAIL
  Brandywine Fund, Inc. or
    Brandywine Blue Fund, Inc.
  c/o U.S. Bancorp Fund Services, LLC
  P.O. Box 701
  Milwaukee, WI 53201-0701

  FOR OVERNIGHT DELIVERY SERVICE OR REGISTERED MAIL:
  Brandywine Fund, Inc. or
    Brandywine Blue Fund, Inc.
  c/o U.S. Bancorp Fund Services, LLC
  615 E. Michigan St., 3rd Floor
  Milwaukee, WI 53202-5207

  PLEASE DO NOT MAIL LETTERS BY OVERNIGHT DELIVERY SERVICE OR REGISTERED MAIL TO THE POST OFFICE BOX ADDRESS.

  YOU MUST INCLUDE:
  Account name
  Account number
  Amount or number of shares of Fund to be exchanged

  The registration (both name and address) of the account from which the exchange is being made and the account to which the exchange is being made must be identical. The signatures of all registered account owners are required.

  At the present time there are no limitations on the number of exchanges a shareholder can make, and no exchange fee is currently imposed by the Funds on exchanges. THE FUNDS DO NOT PERMIT TELEPHONE EXCHANGES.

                            DIVIDENDS, DISTRIBUTIONS
                                   AND TAXES

  The Funds distribute annually all of their net earnings in the form of dividends and capital gains distributions. As long as the Funds meet the requirements for being a regulated investment company, which is their intent, they pay no federal income tax on the earnings they distribute to the shareholders. Consequently, distributions you receive from the Funds, whether reinvested in additional shares of the Funds or taken as cash, are taxable to the shareholder in all accounts except tax-exempt accounts.

  Income dividends come from the dividends that the Funds earn from their holdings as well as interest they receive from their cash investments, less expenses. Capital gains are realized whenever the Funds sell securities for higher prices than they paid for them. These capital gains are either short term or long term depending on how long the Funds held the securities.

  Most investors have their dividends and capital gains distributions reinvested in additional shares of the Funds. When you open an account, you must specify on your application how you want to receive your distributions. YOU MAY CHANGE YOUR DISTRIBUTION OPTION ANYTIME BY WRITING OR CALLING THE FUNDS AT 1-800-656-3017 OR 1-414-765-4124.

  You can receive distributions of dividends and capital gains in two ways:

1.   REINVESTMENT

  Dividends and capital gains are automatically reinvested in additional shares of the Funds, unless you request them to be paid in cash. You will be advised of the number of shares purchased and the price paid following each reinvestment. The amount so reinvested is added to the basis value of your total investment.

2.   DIVIDENDS AND CAPITAL GAINS IN CASH

  Both dividends and capital gains are paid in cash. You may choose to have such amounts mailed to you, or forwarded by EFT (Electronic Funds Transfer) to your account.

  THE PRIMARY DISTRIBUTION WILL NORMALLY BE MADE NEAR THE END OF OCTOBER, FOLLOWING THE CLOSE OF THE FUNDS' FISCAL YEAR, WITH A SECOND DISTRIBUTION, IF REQUIRED, AT THE END OF DECEMBER.


  In January, the Funds will mail to you Form 1099 detailing your dividends and capital gains distributions and their federal tax status, although you should verify your tax liability with your tax adviser.


      Even if you buy shares shortly before or on the "record date", the date that establishes you as the person to receive the upcoming distribution, you will receive the full taxable distribution. This may seem unfair to a taxable investor who has yet to enjoy the returns of the Fund which generated the distribution. However, your future tax liability may be reduced as a result of the distribution. In any case, you may wish to consider the Funds' record date before investing.


      The receipt of proceeds of the redemption of shares held in an IRA will constitute a taxable distribution of benefits from the IRA unless a qualifying rollover contribution is made. SHAREHOLDERS WHO REDEEM SHARES HELD IN AN IRA MUST INDICATE ON THEIR REDEMPTION REQUEST WHETHER OR NOT TO WITHHOLD FEDERAL INCOME TAXES. IF NOT, THESE REDEMPTIONS, AS WELL AS REDEMPTIONS OF OTHER RETIREMENT PLANS NOT INVOLVING A DIRECT ROLLOVER TO AN ELIGIBLE PLAN, WILL BE SUBJECT TO FEDERAL INCOME TAX WITHHOLDING.


                             SHAREHOLDER STATEMENTS
                                  AND REPORTS

  To help you keep accurate records, we will send you a confirmation immediately following each transaction you make. In January, we will send you a clear, concise statement detailing all your transactions during the year. For taxable accounts, this year-end statement also includes the 1099 information indicating the tax status of any dividends and capital gains distributions made to you. Information on the status of your account is always available by telephone.

  Four times a year, the Adviser will send you a report on the Funds. These comprehensive reports include an assessment of the Funds' performance, various comparisons to benchmarks, an overview of the markets, a report from the Adviser, listings of the Funds' holdings and other items of interest. The Adviser will also provide interim letters to update shareholders about important matters.

                         ACCOUNT SERVICES AND POLICIES

IMMEDIATE BALANCE INFORMATION

  Through an electronic Voice Response Unit ("VRU"), we offer 24-hour-a-day shareholder service. Just call 1-800-656-3017 for an update on your account balance or latest share prices. The VRU will guide you to your desired information. Remember to have your account number handy.

WEB SITE
  Visit the Funds' site at:
     http://www.brandywinefunds.com

  You can confirm your account balance and review recent transactions through our Web site. We are committed to protecting your personal financial security and have strict measures in place to ensure that others will never have access to your personal financial information.

  To access your account or establish your personal identification number
(PIN), you must verify your identity by providing your social security number or tax identification number, and your account number. When you establish your PIN, you will also be prompted to create a "Reset PIN Question and Answer" to enable you to reset a disabled or forgotten PIN directly from the website. Should you require assistance with your account access, please contact a Shareholder Services Representative at 1-800-656-3017 or 1-414-765-4124.

ACCOUNT MINIMUMS

      The Funds reserve the right to redeem the shares held in any account, other than an IRA, if at the time of any exchange or redemption of shares in the account, the value of the remaining shares in the account falls below $5,000. The shareholder will be notified that the value of his account is less than the minimum and allowed at least 60 days to make an additional investment.

TELEPHONE TRANSACTIONS

  It may be difficult to reach the Funds by telephone during periods of unusual market activity. If you are unable to reach a representative by telephone, you may have to send written instructions.

  Neither the Funds nor U.S. Bancorp Fund Services, LLC will be liable for following instructions for telephone redemption transactions that they reasonably believe to be genuine, provided reasonable procedures are used to confirm the genuineness of the telephone instructions, but may be liable for unauthorized transactions if they fail to follow such procedures. These procedures include requiring some form of personal identification prior to acting upon the telephone instructions and recording all telephone calls.

  Procedures for telephone redemptions may be modified or terminated at any time by the Funds or their transfer agent, U.S. Bancorp Fund Services, LLC.

  The Funds reserve the right to refuse a telephone redemption request if it is believed advisable to do so.

ADDRESS CHANGES

  To change the address on your account, call U.S. Bancorp Fund Services, LLC at 1-800-656-3017 or 1-414-765-4124. Any written redemption requests received within 30 days after an address change, whether such address change is made in writing or by telephone, must be accompanied by a signature guarantee. NO TELEPHONE REDEMPTIONS WILL BE ALLOWED WITHIN 30 DAYS OF AN ADDRESS CHANGE.

TEMPORARY SUSPENSION OF SERVICES

  The Funds can stop selling shares at any time and may postpone payment at times when the New York Stock Exchange is closed or under any emergency circumstances as determined by the U.S. Securities and Exchange Commission.

                              FINANCIAL HIGHLIGHTS


  The financial highlights table is intended to help you understand the Funds' financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and distributions). This information has been audited by Pricewater-houseCoopers LLP, whose report, along with the Funds' financial statements, are included in the Annual Report, which is available upon request. To obtain a copy, call 1-800-656-3017 or 1-414-765-4124.


                             BRANDYWINE FUND, INC.


                                                                                  YEARS ENDED SEPTEMBER 30,
                                                               ----------------------------------------------------------------
                                                               2002           2001           2000           1999           1998
                                                               ----           ----           ----           ----           ----
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                            $22.93         $46.23         $35.09         $25.99         $43.91

Income from investment operations:
   Net investment (loss) income(1)<F13>                        (0.12)         (0.09)         (0.25)         (0.20)          0.21
   Net realized and unrealized
     (losses) gains on investments                             (3.73)         (7.10)         14.51           9.64         (11.11)
                                                              ------         ------         ------         ------         ------
Total from investment operations                               (3.85)         (7.19)         14.26           9.44         (10.90)

Less distributions:
   Dividend from net investment income                            --             --             --          (0.27)            --
   Distributions from net realized gains                          --         (16.11)         (3.12)         (0.07)         (7.02)
                                                              ------         ------         ------         ------         ------
Total from distributions                                          --         (16.11)         (3.12)         (0.34)         (7.02)
                                                              ------         ------         ------         ------         ------
Net asset value, end of year                                  $19.08         $22.93         $46.23         $35.09         $25.99
                                                              ------         ------         ------         ------         ------
                                                              ------         ------         ------         ------         ------
TOTAL INVESTMENT RETURN                                        (16.8%)        (22.5%)         42.8%          36.8%         (27.7%)

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of year (in 000's $)                    3,196,859      4,302,986      5,983,163      4,194,917      4,780,442
   Ratio of expenses to average net assets                      1.08%          1.06%          1.04%          1.05%          1.04%
   Ratio of net investment (loss) income
     to average net assets                                      (0.5%)         (0.3%)         (0.6%)         (0.7%)          0.6%
   Portfolio turnover rate                                     272.9%         284.3%         244.0%         208.7%         263.7%



(1)<F13> In 2002, 2001 and 1999, net investment loss per share was calculated using average shares outstanding. In all other years, net investment
          (loss) income per share was calculated using ending balances prior to consideration of adjustments for book and tax differences.


                           BRANDYWINE BLUE FUND, INC.


                                                                                  YEARS ENDED SEPTEMBER 30,
                                                               ----------------------------------------------------------------
                                                               2002           2001           2000           1999           1998
                                                               ----           ----           ----           ----           ----
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                            $21.31         $37.39         $29.46         $22.13         $35.78

Income from investment operations:
   Net investment (loss) income(1)<F14>                        (0.05)         (0.05)         (0.21)         (0.18)          0.19
   Net realized and unrealized
     (losses) gains on investments                             (2.96)         (5.32)         10.32           7.85          (8.75)
                                                              ------         ------         ------         ------         ------
Total from investment operations                               (3.01)         (5.37)         10.11           7.67          (8.56)

Less distributions:
   Dividend from net investment income                            --             --             --          (0.21)            --
   Distributions from net realized gains                          --         (10.71)         (2.18)         (0.13)         (5.09)
                                                              ------         ------         ------         ------         ------
Total from distributions                                          --         (10.71)         (2.18)         (0.34)         (5.09)
                                                              ------         ------         ------         ------         ------
Net asset value, end of year                                  $18.30         $21.31         $37.39         $29.46         $22.13
                                                              ------         ------         ------         ------         ------
                                                              ------         ------         ------         ------         ------
TOTAL INVESTMENT RETURN                                        (14.1%)        (19.9%)         35.5%          35.2%         (26.5%)

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of year (in 000's $)                      217,738        271,947        407,839        311,984        364,351
   Ratio of expenses to average net assets                      1.13%          1.09%          1.07%          1.08%          1.06%
   Ratio of net investment (loss) income
     to average net assets                                      (0.3%)         (0.2%)         (0.6%)         (0.7%)          0.6%
   Portfolio turnover rate                                     310.7%         274.5%         245.7%         228.4%         299.5%



(1)<F14> In 2002, 2001 and 1999, net investment loss per share was calculated using average shares outstanding. In all other years, net investment
          (loss) income per share was calculated using ending balances prior to consideration of adjustments for book and tax differences.


                        BRANDYWINE FUNDS PRIVACY POLICY

Your privacy is important to all of us at the Brandywine Funds.

We do not sell your or former shareholders' nonpublic personal information to anyone.

1. We collect nonpublic personal information about you from what we receive on applications or other forms and from your transactions with us.

2. We may disclose your nonpublic personal information to unaffiliated third parties (such as the Funds' transfer agent) to assist us in providing services to you; to governmental authorities in response to inquiries; or as otherwise permitted by law.

3. We restrict access to your nonpublic personal information to those employees who need to know that information in order to serve you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

                  HOUSEHOLD DELIVERY OF SHAREHOLDER DOCUMENTS


Only one Prospectus, Annual and Semiannual Report will be sent to shareholders with the same last name and address on their Brandywine accounts, unless you request multiple copies. If you would like to receive separate copies, please call us at 1-800-656-3017 or 1-414-765-4124. We will begin sending your additional copies free of charge within 30 days. IF YOUR SHARES ARE HELD THROUGH A FINANCIAL INSTITUTION, PLEASE CONTACT THEM DIRECTLY.


                          (THE BRANDYWINE FUNDS LOGO)

                              The Brandywine Funds
                               3711 Kennett Pike
                                 P.O. Box 4166
                           Greenville, Delaware 19807
                           E-mail: bfunds@friess.com
                    Website: http://www.brandywinefunds.com
                        1-800-656-3017 or 1-414-765-4124

To learn more about the Brandywine Funds, you may want to read the Statement of Additional Information ("SAI") which contains additional information about the Funds. The Brandywine Funds have incorporated by reference the SAI into the Prospectus. This means that you should consider the contents of the SAI to be part of the Prospectus.

You also may learn more about Brandywine Funds' investments by reading the Funds' annual and semi-annual reports to shareholders. The annual report includes a discussion of the market conditions and investment strategies that significantly affected the performance of each Fund during the fiscal year.

The SAI and the Funds' annual and semi-annual reports are available, without charge, by calling 1-800-656-3017 or 1-414-765-4124 or by writing to:

  The Brandywine Funds
  3711 Kennett Pike
  P.O. Box 4166
  Greenville, Delaware 19807

Prospective investors and shareholders who have questions about Brandywine Funds may also call the above numbers or write to the above address.


The general public can review and copy information about Brandywine Funds (including the SAI) at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. (Please call 1-202-942-8090 for information on the operations of the Public Reference Room.) Reports and other information about Brandywine Funds are also available on the EDGAR Database on the Securities and Exchange Commission's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to:


  Public Reference Section
  Securities and Exchange Commission
  Washington, D.C. 20549-0102


Please refer to Brandywine Funds Investment Company Act File No. 811-0447 for Brandywine Fund and No. 811-06221 for Brandywine Blue Fund when seeking information about the Funds from the Securities and Exchange Commission.

PROSPECTUS                                                     JANUARY 31, 2003


                        (BRANDYWINE ADVISORS FUND LOGO)

     "NEVER INVEST IN THE STOCK MARKET -- INVEST IN INDIVIDUAL BUSINESSES."

  THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION
                     TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

QUESTIONS YOU SHOULD ASK
  BEFORE INVESTING IN BRANDYWINE
  ADVISORS FUND                                                             1

FEES AND EXPENSES                                                           2

INVESTMENT OBJECTIVE, STRATEGIES
  AND RISKS                                                                 3

MANAGEMENT OF THE FUND                                                      3

DETERMINING NET ASSET VALUE                                                 4

ABOUT OUR MINIMUM REQUIREMENTS
  FOR INITIAL INVESTMENT                                                    4

INVESTING IN BRANDYWINE
  ADVISORS FUND                                                             4

 How to Open Your Brandywine
   Advisors Fund Account                                                    4

 How to Buy Additional Shares of
   Brandywine Advisors Fund                                                 6

 How to Sell Shares of
   Brandywine Advisors Fund                                                 6

 Payment of Redemption Proceeds                                             7

DIVIDENDS, DISTRIBUTIONS
  AND TAXES                                                                 7

SHAREHOLDER STATEMENTS
  AND REPORTS                                                               8

ACCOUNT SERVICES AND POLICIES                                               8

FINANCIAL HIGHLIGHTS                                                        9

PRIVACY POLICY                                                             10

HOUSEHOLD DELIVERY OF
  SHAREHOLDER DOCUMENTS                                                    10

SHARE PURCHASE APPLICATION                                                 11

                               A WORD ABOUT RISK

  Look for this "warning flag" symbol throughout the prospectus. It is used to mark detailed information about each type of risk that you, as a shareholder, will confront.

                            QUESTIONS YOU SHOULD ASK
                              BEFORE INVESTING IN
                            BRANDYWINE ADVISORS FUND

1. WHAT IS THE FUND'S GOAL?

  Brandywine Advisors Fund seeks capital appreciation.

2. WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?

  Brandywine Advisors Fund invests principally in common stocks of U.S. companies, and, to a lesser extent, in equity securities of foreign issuers usually those which are publicly traded in the United States either directly or through American Depositary Receipts ("ADRs"). It utilizes a fundamentals-driven, company-by-company investment approach that is based on the belief that you should invest in individual businesses, not in the stock market. Brandywine Advisors Fund will invest in companies in a broad range of industries but generally focuses on companies whose earnings are growing by at least 20% per year and whose stocks sell at reasonable price-to-earnings ratios. Brandywine Advisors Fund primarily invests in companies having market capitalizations between $1 billion and $15 billion. It invests in fundamentally sound companies that are experiencing a positive change.

  The Fund adheres to a firm sell discipline.  The Fund will sell a stock:

  o With deteriorating fundamentals such as contracting margins or reduced revenue growth

  o   When investor expectations have become unrealistically high

  o   When it finds a better investment

  While this sell discipline is likely to cause the Fund to have an annual portfolio turnover rate of approximately 200%, it also causes the Fund to keep seeking better investment alternatives.

3. WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUND?

  The Fund invests principally in common stocks. The prices of the stocks in which the Fund invests may decline for a number of reasons. These reasons include factors that are specific to one or more stocks in which the Fund invests as well as factors that affect the equity securities markets generally. The price declines may be steep, sudden and/or prolonged. As a consequence, investors in the Fund may lose money.

  Investments in foreign securities, even though publicly traded in the United States, may involve risks which are in addition to those inherent in domestic investments. Foreign companies may not be subject to the regulatory requirements of U.S. companies and, as a consequence, there may be less publicly available information about such companies. Also foreign companies may not be subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies.

  The Fund is actively managed and will have high portfolio turnover. High portfolio turnover necessarily results in greater transaction costs, such as brokerage commissions, which the Fund must pay and short term capital gains (or losses) to investors. Greater transaction costs may reduce Fund performance. Distributions to shareholders of short-term capital gains are taxed as ordinary income under current federal income tax laws.

  The Fund is a suitable investment only for those investors who have long-term investment goals such as investing for retirement. If you may need to redeem your shares in a hurry, or if you are uncomfortable with an investment that will fluctuate in value, the Fund may not be the right choice for you.

4. HOW HAS THE FUND PERFORMED?


  The bar chart and table that follows provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the average annual returns over 1 year and since inception compare with those of the S&P 500 Index, S&P MidCap 400 and Russell MidCap Index. Please be aware that past performance (before and after taxes) is not necessarily an indication of future performance. The Fund may perform better or worse in the future.



                            BRANDYWINE ADVISORS FUND
                      (Total return for the calendar year)

                              2001         -19.24%
                              2002         -16.92%



Note:     During the two year period shown on the bar chart, the Fund's highest total return for a quarter was 4.20% (quarter ended December 31, 2001) and the lowest total return for a quarter was -13.66% (quarter ended March 31, 2001).



AVERAGE ANNUAL TOTAL RETURNS                              SINCE THE EFFECTIVE
  (FOR THE PERIODS ENDED                   ONE             DATE OF THE FUND
    DECEMBER 31, 2002)                     YEAR           (OCTOBER 31, 2000)
----------------------------               ----           ------------------
Brandywine Advisors
   Return before taxes                   -16.92%                -15.80%
   Return after taxes
     on distributions(1)<F1>             -16.92%                -15.80%
   Return after taxes on
     distributions and sale
     of Fund shares(1)<F2>               -10.39%                -12.37%
S&P 500(2)<F2>(3)<F3>                    -22.10%                -18.89%
S&P MidCap 400(2)<F2>(4)<F4>             -14.51%                 -7.44%
Russell MidCap(2)<F2>(5)<F5>             -16.18%                -11.12%



(1)<F1> The after-tax returns above were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund's return after taxes on distributions and sale of Fund shares may be higher than its returns before taxes and after taxes on distributions because it may include a tax benefit resulting from the capital losses that would have been incurred.

(2)<F2>   Reflects no deduction for fees, expenses or taxes.
(3)<F3> The S&P 500 Index consists of 500 stocks, mostly on the New York Stock Exchange, selected by the Standard & Poor's Ratings Group. Each stock's weighting is based on its relative total market value. Stocks may be added or deleted from the Index which assumes reinvestment of dividends.
(4)<F4> The S&P MidCap 400 Index is a capitalization weighted index of 400 domestic stocks measuring the performance of the mid-size company segment of the U.S. stock market and does not include income.
(5)<F5> The Russell MidCap, a trademark of the Frank Russell Company, measures the performance of the 800 smallest of the 1,000 largest publicly traded companies in the U.S. equity market and does not include income.

                               FEES AND EXPENSES

  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
   Maximum Sales Charge (Load)
     Imposed on Purchases (as a
     percentage of offering price).                               None
   Maximum Deferred Sales Charge (Load)                           None
   Maximum Sales Charge (Load)
     Imposed on Reinvested
     Dividends and Distributions                                  None
   Redemption Fee                                                 None*<F6>
   Exchange Fee                                                   None


ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
   Management Fees                                                1.00%
   Distribution and/or Service (12b-1) Fees                       0.09%
   Other Expenses                                                 0.16%
                                                                  -----
   Total Fund Operating Expenses                                  1.25%
                                                                  -----



*<F6> The Fund's transfer agent charges a fee of $15.00 for each wire redemption.


Example:

  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that you reinvest all dividends and distributions and that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


          1 YEAR         3 YEARS            5 YEARS          10 YEARS
          ------         -------            -------          --------
           $127           $397                $686            $1,511


                   INVESTMENT OBJECTIVE, STRATEGIES AND RISKS
                        THE FUND'S INVESTMENT OBJECTIVE

  The Fund's investment objective is capital appreciation. The Fund may change its investment objective without obtaining shareholder approval. Please remember that an investment objective is not a guarantee. An investment in the Fund may not appreciate and investors may lose money.

  The Fund will not take temporary defensive positions. However it will invest in money market instruments such as United States Treasury Bills, commercial paper and repurchase agreements and hold some cash so that it can pay expenses and satisfy redemption requests. The Fund's investments in money market instruments and cash will not exceed 10% of the Fund's net assets, except for short-term portfolio repositioning.

                        THE FUND'S INVESTMENT STRATEGIES

  The Fund's investment adviser believes the Fund is most likely to achieve its investment objective if it consistently invests in companies whose earnings exceed the expectations of the investment community. Accordingly, the Fund invests in fundamentally sound companies that are experiencing a positive change. The Fund's investment adviser believes fundamentally sound companies generally have some or all of the following attributes:


      Earnings growth of over 20% annually
      High rates of profitability
      Strong balance sheets
      High quality of earnings (i.e., earnings realized through the normal sale of products or ser-vices rather than earnings or losses from non-recurring events)


  The positive change could be:
      New products
      New management
      An acquisition or divestiture
      Legislative changes

  The Fund typically does not invest in companies with high price-to-earnings ratios because these companies are less likely to perform better than the investment community expects. The Fund is generally more likely to invest in lesser known companies moving from a lower to higher market share position within their industry groups than the largest and best known companies in such groups.

                               PRINCIPAL RISKS OF
                             INVESTING IN THE FUND

  Investing in shares of common stock or in ADRs involves risks. The common stocks or ADRs in which the Fund invests may decline in value for any number of reasons. If that happens, the value of your investment will decline as well. The following are some of the main reasons why common stocks or ADRs purchased by the Fund may decline in value.

  1. The Fund's investment adviser was incorrect in its assessment of a company's prospects.

  2. The Fund's investment adviser was correct in its assessment of a company's prospects, but the company was out-of-favor with other investors.

  3. Investor psychology in the marketplace shifted from equity securities in general to other assets such as debt securities or money market instruments (sometimes called "a flight to safety").

                             MANAGEMENT OF THE FUND
                               ABOUT THE ADVISER


  Friess Associates, LLC (the "Adviser"), 115 East Snow King Avenue, P. O. Box 576, Jackson, Wyoming 83001 manages the investment portfolio for the Fund. The Adviser may delegate some or all of its investment advisory responsibilities to its affiliate, Friess Associates of Delaware, LLC (the "Sub-Adviser"), 3711 Kennett Pike, P. O. Box 4166, Greenville, Delaware 19807. In addition to the Fund, Friess Associates, LLC is the investment adviser to the Brandywine Fund, Brandywine Blue Fund and individual and institutional clients with substantial investment portfolios. Friess Associates was established in 1974. Affiliated Managers Group, Inc. ("AMG") owns a majority interest in both the Adviser and the Sub-Adviser and is the managing member of both.


                                  COMPENSATION

  As the investment adviser to the Fund, the Adviser manages the investment portfolio for the Fund. The Fund pays the Adviser an annual investment advisory fee, which is calculated daily and paid monthly, at an annual rate of 1% of the net assets of the Fund.

  The Adviser, NOT THE FUND, pays the Sub-Adviser a fee equal to 110% of the monthly expenses the Sub-Adviser incurs in performing its services as Sub-Adviser.

                              INVESTMENT DECISIONS

  The Adviser and, if so delegated, the Sub-Adviser supervise the investment portfolio of the Fund, directing the purchase and sale of investment securities in the day-to-day management of the Fund. All investment decisions are made by a team of investment professionals representing the Adviser or the Sub-Adviser, any of whom may make recommendations subject to the final approval of Foster Friess, William D'Alonzo or another senior member of the Adviser's management team to whom they may delegate the authority.


  Mr. Friess has been President, Treasurer and a director of Brandywine Advisors Fund since it was incorporated in 2000. He is also Chairman of the Board of both the Adviser and the Sub-Adviser. Mr. D'Alonzo has been Vice President of the Fund since 2000 and a director since 2001. He is also Chief Investment Officer and Chief Executive Officer of both the Adviser and the Sub-Adviser.


                         SERVICE AND DISTRIBUTION PLAN

  The Fund has adopted a service and distribution plan in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan the Fund may pay distribution and shareholder servicing fees for the sale of its shares and for services provided to its shareholders at an annual rate of up to 0.25% of the Fund's average net assets. Since these fees are paid out of the Fund's assets on an ongoing basis, these fees will increase the cost of your investment over time and may cost you more than other types of sales charges.

                          DETERMINING NET ASSET VALUE

  The price at which investors purchase shares of the Fund and at which shareholders redeem shares of the Fund is called the net asset value ("NAV"). The Fund normally calculates NAV as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is closed on most national holidays and on Good Friday. The Fund calculates NAV based on the market price of the securities (other than money market instruments) it holds. It values most money market instruments it holds at their amortized cost.

  If the transfer agent, U.S. Bancorp Fund Services, LLC, receives your request to buy or to sell shares by the close of regular trading on the New York Stock Exchange, your transaction will be priced at that day's NAV. If the transfer agent receives your request after that time, it will be priced at the next business day's NAV.

  The Fund's NAV can be found daily in the mutual fund listings of most major newspapers under the heading "Brandywine Funds". The Nasdaq symbol for the Fund is "BWAFX".

             ABOUT OUR MINIMUM REQUIREMENTS FOR INITIAL INVESTMENT

  The Fund's shares are primarily sold through broker-dealers, financial institutions or other service providers ("Servicing Agents") with whom the Fund has entered into an agreement. Shares sold through these Servicing Agents are not subject to any minimum investment requirements.

  The Board of Directors has established $100,000 as the minimum initial investment in the Fund for shares that are not sold through Servicing Agents.

  Employees, officers and directors of the Fund, the Adviser or the Sub-Adviser or firms providing contractual services to the Fund, members of their immediate families (spouses, siblings, parents, children and grandchildren) and retirement plans and trusts for their benefit may purchase shares without regard to the minimum. The Fund's officers may also, but are not required to, waive or lower the minimum requirements for shareholders' spouses, parents, children and grandchildren under special circumstances, considering the additional shares to be an extension of the investment of the first shareholder.

                                  INVESTING IN
                            BRANDYWINE ADVISORS FUND

  Our goal is to make it easy and pleasant for you to do business with us. This section will help you become familiar with the many different services we offer to you as a shareholder.

                                HOW TO OPEN YOUR
                        BRANDYWINE ADVISORS FUND ACCOUNT

1.   Read this prospectus carefully.

2.   Determine how much you want to invest.

MINIMUM INVESTMENTS ARE AS FOLLOWS:
TO OPEN A NEW ACCOUNT                     $100,000
TO ADD TO AN EXISTING ACCOUNT               $1,000

3. Complete the appropriate parts of the purchase application at the back of this prospectus, carefully following the instructions. (Additional purchase applications may be obtained from the Fund.)

   Please be sure to provide your Social Security or taxpayer identification number on the application. If you have questions, please contact our Investor Service Representatives at 1-877-636-6460 or 1-414-765-4124.

4. Complete the appropriate parts of the account privileges section of the application. By applying for privileges, such as telephone redemption, electronic transfer and wire transfer now, you can avoid the delay and inconvenience later of having to file an additional form. To add these privileges at a later date would require a signature guarantee. See "To Obtain a Signature Guarantee" on page 6.

5. Enclose your check.  Make your check payable to Brandywine Advisors Fund.

   All checks must be drawn on U.S. banks and payable in U.S. dollars. The Fund will not accept cash or third party checks.

   U.S. BANCORP FUND SERVICES, LLC, THE FUND'S TRANSFER AGENT, WILL CHARGE A $25 FEE AGAINST A SHAREHOLDER'S ACCOUNT FOR ANY PAYMENT CHECK RETURNED FOR INSUFFICIENT FUNDS. THE SHAREHOLDER WILL ALSO BE RESPONSIBLE FOR ANY LOSSES SUFFERED BY THE FUND AS A RESULT.

6. Send application and check to:

BY MAIL

  FOR FIRST CLASS MAIL
  Brandywine Advisors Fund
  c/o U.S. Bancorp Fund Services, LLC
  P.O. Box 701
  Milwaukee, WI 53201-0701

  FOR OVERNIGHT DELIVERY SERVICE OR REGISTERED MAIL:
  Brandywine Advisors Fund
  c/o U.S. Bancorp Fund Services, LLC
  615 E. Michigan St., 3rd Floor
  Milwaukee, WI 53202-5207

  PLEASE DO NOT MAIL LETTERS BY OVERNIGHT DELIVERY SERVICE OR REGISTERED MAIL TO THE POST OFFICE BOX ADDRESS.

BY WIRE

  If you wish to open an account by wire, please call 1-877-636-6460 or 1-414-765-4124 prior to sending the wire in order to obtain a confirmation number and to ensure prompt and accurate handling of funds.

  WIRE TO:
  U.S. Bank, N.A.
  777 East Wisconsin Avenue
  Milwaukee, Wisconsin 53202
  ABA 042000013

  CREDIT:
  U.S. Bancorp Fund Services, LLC
  Account 112-952-137

  FURTHER CREDIT:
  Brandywine Advisors Fund
  (shareholder account number)
  (shareholder registration)

  You must then send a properly signed share purchase application marked
"FOLLOW UP." Wired funds must be received prior to 4:00 p.m. Eastern time to be eligible for same day pricing. THE FUND AND U.S. BANK, N.A. ARE NOT RESPONSIBLE FOR THE CONSEQUENCES OF DELAYS RESULTING FROM THE BANKING OR FEDERAL RESERVE WIRE SYSTEM, OR FROM INCOMPLETE WIRING INSTRUCTIONS.

THROUGH BROKER-DEALERS, FINANCIAL INSTITUTIONS AND OTHERS

  Some broker-dealers may sell shares of the Fund. These broker-dealers may charge investors a fee either at the time of purchase or redemption. The fee, if charged, is retained by the broker-dealer and not remitted to the Fund or the Adviser. Some broker-dealers may purchase and redeem shares on a three day settlement basis. This means that the broker-dealer will pay for, and the Fund will issue, the shares on the third business day following the day the Fund receives the purchase order.


  The Fund may enter into agreements with broker-dealers, financial institutions or other service providers ("Servicing Agents") that may include the Fund as an investment alternative in the programs they offer or administer. Servicing Agents may:


  1. Become shareholders of record of the Fund. This means all requests to purchase additional shares and all redemption requests must be sent through the Servicing Agent. This means that all purchases made through Servicing Agents are not subject to the Fund's minimum investment requirements.

  2. Use procedures and impose restrictions that may be in addition to, or different from, those applicable to investors purchasing shares directly from the Fund.

  3. Charge fees to their customers for the services they provide them. Also, the Fund and/or the Adviser may pay fees to Servicing Agents to compensate them for the services they provide their customers.

  4. Be allowed to purchase shares by telephone with payment to follow the next day. If the telephone purchase is made prior to the close of regular trading on the New York Stock Exchange, it will receive same day pricing.

  5. Be authorized to accept purchase orders on the Fund's behalf (and designate other Servicing Agents to accept purchase orders on the Fund's behalf). This means that the Fund will process the purchase order at the NAV which is determined following the Servicing Agent's (or its designee's) acceptance of the customer's order.

  If you decide to purchase shares through Servicing Agents, please carefully review the program materials provided to you by the Servicing Agent. When you purchase shares of the Fund through a Servicing Agent, it is the responsibility of the Servicing Agent to place your order with the Fund on a timely basis. If the Servicing Agent does not place your order with the Fund on a timely basis, or if it does not pay the purchase price to the Fund within the period specified in its agreement with the Fund, it may be held liable for any resulting fees or losses.

OTHER INFORMATION ABOUT PURCHASING SHARES OF THE FUND

  The Fund may reject any purchase application for any reason. The Fund will not accept purchase orders made by telephone, unless either they are from a Servicing Agent which has an agreement with the Fund or made in accordance with the wiring instructions on page 5. Shares of the Fund have not been registered for sale outside of the U.S.

SHARE CERTIFICATES

  Shares are credited to your account, but certificates are not issued.

                            HOW TO GET IN TOUCH WITH
                            BRANDYWINE ADVISORS FUND

               If you have any questions, please call one of our
                      Investor Service Representatives at:

                        1-877-636-6460 or 1-414-765-4124

                  Monday - Friday  8:00 a.m. - 7:00 p.m. CST.

                        HOW TO BUY ADDITIONAL SHARES OF
                            BRANDYWINE ADVISORS FUND

  You may purchase additional shares (at least $1,000) by mailing your check with an Invest-By-Mail form detached from your confirmation statement to the address listed on the form or by following the wiring instructions on page 5. The Fund does not accept telephone orders for purchase of shares.

  Make your check payable to Brandywine Advisors Fund.

  All checks must be drawn on U.S. banks and payable in U.S. dollars. The Fund will not accept cash or checks made payable to third parties.

                             HOW TO SELL SHARES OF
                            BRANDYWINE ADVISORS FUND

IMPORTANT TAX NOTE:


      ANY SALE OF SHARES IN A NON-RETIREMENT ACCOUNT COULD RESULT IN A TAXABLE GAIN OR LOSS. THE RECEIPT OF PROCEEDS OF THE REDEMPTION OF SHARES HELD IN AN IRA WILL CONSTITUTE A TAXABLE DISTRIBUTION OF BENEFITS FROM THE IRA UNLESS A QUALIFYING ROLLOVER CONTRIBUTION IS MADE. SHAREHOLDERS WHO REDEEM SHARES HELD IN AN IRA MUST INDICATE ON THEIR REDEMPTION REQUEST WHETHER OR NOT TO WITHHOLD FEDERAL INCOME TAXES. IF NOT, THESE REDEMPTIONS, AS WELL AS REDEMPTIONS OF OTHER RETIREMENT PLANS NOT INVOLVING A DIRECT ROLLOVER TO AN ELIGIBLE PLAN, WILL BE SUBJECT TO FEDERAL INCOME TAX WITHHOLDING.


  You may sell (redeem) some or all of your shares at any time during normal business hours.

  YOU WILL NEED TO ASSEMBLE THE FOLLOWING INFORMATION:

  O  the account number(s)

  O  the amount of money or number of shares being redeemed

  O  the names on the account

  O  your daytime phone number

  O the signature(s) of all registered account owners, if you plan to request a redemption in writing

  O a signature guarantee is also required under special circumstances, including...
     1. If you wish the check to be sent to an address or person other than as registered with the Fund.
     2. You would like the check mailed to an address which has been changed within 30 days of the redemption request.

  O additional documentation may be required for redemptions by corporations, executors, administrators, trustees, guardians or others who hold shares in a fiduciary or representative capacity. Contact the Fund's transfer agent, U.S. Bancorp Fund Services, LLC, in advance at 1-877-636-6460 or 1-414-765-4124.

TO OBTAIN A SIGNATURE GUARANTEE

  A signature guarantee assures that a signature is genuine. It protects shareholders from unauthorized account transfers. You may obtain a signature guarantee from a commercial bank or trust company in the U.S., a member firm of the New York Stock Exchange or other eligible guarantor institution. A NOTARIZED SIGNATURE IS NOT ACCEPTABLE.

SEND A LETTER OF INSTRUCTION

  Include with your letter the necessary information you have already assembled.

THE PRICE YOU WILL RECEIVE FOR YOUR SHARES

  The redemption price per share is the next determined NAV after U.S. Bancorp Fund Services, LLC, the Fund's transfer agent, receives your written request in proper form with all the required information listed above.

BY MAIL

  FOR FIRST CLASS MAIL
  Brandywine Advisors Fund
  c/o U.S. Bancorp Fund Services, LLC
  P.O. Box 701
  Milwaukee, WI 53201-0701

  FOR OVERNIGHT DELIVERY SERVICE OR REGISTERED MAIL:
  Brandywine Advisors Fund
  c/o U.S. Bancorp Fund Services, LLC
  615 E. Michigan St., 3rd Floor
  Milwaukee, WI 53202-5207

  PLEASE DO NOT MAIL LETTERS BY OVERNIGHT DELIVERY SERVICE OR REGISTERED MAIL TO THE POST OFFICE BOX ADDRESS.

BY TELEPHONE

  Instruct U.S. Bancorp Fund Services, LLC that you want the option of redeeming shares by telephone. This can be done by completing the appropriate section on the share purchase application.

  Assemble the same information that you would include in the letter of instruction for a written redemption request.

  Call U.S. Bancorp Fund Services, LLC at 1-877-636-6460 or 1-414-765-4124. PLEASE DO NOT CALL THE FUND OR THE ADVISER.


  REDEMPTION BY TELEPHONE IS NOT AVAILABLE FOR IRA ACCOUNTS. FOR MORE INFORMATION ON TELEPHONE REDEMPTIONS, PLEASE READ THE SECTION ENTITLED "ACCOUNT SERVICES AND POLICIES" ON PAGE 8.


THROUGH SERVICING
AGENTS

  If your shares are held by a Servicing Agent, you must redeem your shares through the Servicing Agent. Contact the Servicing Agent for instructions on how to do so. The redemption price per share for shares held by a Servicing Agent that has been authorized to accept redemption requests on behalf of the Fund is the next determined NAV after the Servicing Agent (or its designee) receives your request in accordance with its procedures.

                         PAYMENT OF REDEMPTION PROCEEDS

A CHECK WILL BE MAILED TO YOU

  A check in payment for your redeemed shares will be mailed to you at your address of record no later than the seventh day after U.S. Bancorp Fund Services, LLC receives your valid request.

  Exception: If the shares being redeemed were purchased by check, the Fund may delay the payment of your redemption proceeds until it is reasonably satisfied the check has cleared. This normally may take up to 3 days from the date of purchase for local personal or corporate checks and up to 7 days from the date of purchase for other personal or corporate checks.

  If you redeem by telephone, U.S. Bancorp Fund Services, LLC normally will transfer the redemption proceeds to your designated bank account if you have elected to receive redemption proceeds by either electronic funds transfer or wire. If you redeem shares through a Servicing Agent, you will receive your redemption proceeds in accordance with the procedures established by the Servicing Agent.

ELECTRONIC TRANSFERS

  If you have established this option, your redemption proceeds can be electronically transferred to your designated bank account. An Electronic Funds Transfer ("EFT") generally takes up to 3 business days to reach the shareholder's bank account. There is no fee for this option.

BY WIRE

  If you have established this option, your redemption proceeds can be wired directly into your designated bank account. The transfer agent, U.S. Bancorp Fund Services, LLC, currently charges a $15 fee for each wire, which is deducted from the shareholder's account.

                            DIVIDENDS, DISTRIBUTIONS
                                   AND TAXES

  The Fund intends to distribute annually all of its net earnings in the form of dividends and capital gains distributions. As long as the Fund meets the requirements for being a regulated investment company, which is its intent, it pays no federal income tax on the earnings it distributes to shareholders. Consequently, distributions shareholders receive from the Fund, whether reinvested in additional shares of the Fund or taken as cash, are taxable to the shareholder in all accounts except tax-exempt accounts.

  Income dividends come from the dividends that the Fund earns from its holdings as well as interest it receives from its cash investments, less expenses. Capital gains are realized whenever the Fund sells securities for higher prices than it paid for them. These capital gains are either short term or long term depending on how long the Fund held the securities.

  Most investors have their dividends and capital gains distributions reinvested in additional shares of the Fund. When you open an account, you must specify on your application how you want to receive your distributions. YOU MAY CHANGE YOUR DISTRIBUTION OPTION ANYTIME BY WRITING OR CALLING THE FUND AT 1-877-636-6460 OR 1-414-765-4124.

  You can receive distributions of dividends and capital gains in two ways:

1.   REINVESTMENT

  Dividends and capital gains are automatically reinvested in additional shares of the Fund, unless you request them to be paid in cash. You will be advised of the number of shares purchased and the price paid following each reinvestment. The amount so reinvested is added to the basis value of your total investment.

2.   DIVIDENDS AND CAPITAL GAINS IN CASH


  Both dividends and capital gains are paid in cash. You may choose to have such amounts mailed to you, or forwarded by EFT to your account.


  THE PRIMARY DISTRIBUTION WILL NORMALLY BE MADE NEAR THE END OF OCTOBER, FOLLOWING THE CLOSE OF THE FUND'S FISCAL YEAR, WITH A SECOND DISTRIBUTION, IF REQUIRED, AT THE END OF DECEMBER.

  In January, the Fund will mail to you Form 1099 detailing your dividends and capital gains distributions and their federal tax status, although you should verify your tax liability with your tax adviser.

      Even if you buy shares shortly before or on the "record date", the date that establishes you as the person to receive the upcoming distribution, you will receive the full taxable distribution. This may seem unfair to a taxable investor who has yet to enjoy the returns which generated the distribution. However, your future tax liability may be reduced as a result of the distribution. In any case, you may wish to consider the Fund's record date before investing.


      The receipt of proceeds of the redemption of shares held in an IRA will constitute a taxable distribution of benefits from the IRA unless a qualifying rollover contribution is made. SHAREHOLDERS WHO REDEEM SHARES HELD IN AN IRA MUST INDICATE ON THEIR REDEMPTION REQUEST WHETHER OR NOT TO WITHHOLD FEDERAL INCOME TAXES. IF NOT, THESE REDEMPTIONS, AS WELL AS REDEMPTIONS OF OTHER RETIREMENT PLANS NOT INVOLVING A DIRECT ROLLOVER TO AN ELIGIBLE PLAN, WILL BE SUBJECT TO FEDERAL INCOME TAX WITHHOLDING.


                             SHAREHOLDER STATEMENTS
                                  AND REPORTS

  To help you keep accurate records, we will send you a confirmation immediately following each transaction you make. In January, we will send you a clear, concise statement detailing all your transactions during the year. For taxable accounts, this year-end statement also includes the 1099 information indicating the tax status of any dividends and capital gains distributions made to you. Information on the status of your account is always available by telephone.

  Four times a year, the Adviser will send you a report on the Fund. These comprehensive reports include an assessment of the Fund's performance, various comparisons to benchmarks, an overview of the markets, a report from the Adviser, listings of the Fund's holdings and other items of interest. The Adviser may also provide interim letters to update shareholders about important matters.

                         ACCOUNT SERVICES AND POLICIES

IMMEDIATE BALANCE INFORMATION

  Through an electronic Voice Response Unit ("VRU") we offer 24-hour a day shareholder service. Just call 1-877-636-6460 for an update on your account balance or latest share prices. The VRU will guide you to your desired information. Remember to have your account number handy.

WEBSITE

  Visit the Fund's site at:
     http://www.brandywinefunds.com

ACCOUNT MINIMUMS

      The Fund reserves the right to redeem the shares held in any account, other than an IRA or an account with a Servicing Agent, if at the time of any exchange or redemption of shares in the account, the value of the remaining shares in the account falls below $25,000. The shareholder will be notified that the value of his account is less than the minimum and allowed at least 60 days to make an additional investment.

TELEPHONE TRANSACTIONS

  It may be difficult to reach the Fund by telephone during periods of unusual market activity. If you are unable to reach a representative by telephone, you may have to send written instructions.

  Neither the Fund nor U.S. Bancorp Fund Services, LLC will be liable for following instructions for telephone redemption transactions that they reasonably believe to be genuine, provided reasonable procedures are used to confirm the genuineness of the telephone instructions, but may be liable for unauthorized transactions if they fail to follow such procedures. These procedures include requiring some form of personal identification prior to acting upon the telephone instructions and recording all telephone calls.

  Procedures for telephone redemptions may be modified or terminated at any time by the Fund or its transfer agent, U.S. Bancorp Fund Services, LLC.

  The Fund reserves the right to refuse a telephone redemption request if it is believed advisable to do so.

ADDRESS CHANGES

  To change the address on your account, call U.S. Bancorp Fund Services, LLC at 1-877-636-6460 or 1-414-765-4124. Any written redemption request received within 30 days after an address change, whether such address change is made in writing or by telephone, must be accompanied by a signature guarantee. NO TELEPHONE REDEMPTIONS WILL BE ALLOWED WITHIN 30 DAYS OF AN ADDRESS CHANGE.

TEMPORARY SUSPENSION OF SERVICES

  The Fund can stop selling shares or postpone payment at times when the New York Stock Exchange is closed or under any emergency circumstances as determined by the U.S. Securities and Exchange Commission.

                              FINANCIAL HIGHLIGHTS


  The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the Annual Report, which is available upon request. To obtain a copy, call 1-877-636-6460 or 1-414-765-4124.


                            BRANDYWINE ADVISORS FUND


                                                                                        FOR THE PERIOD
                                                                    FOR THE PERIOD         10/01/00
                                                   FOR THE             10/31/00         (COMMENCEMENT
                                                  YEAR ENDED       (EFFECTIVE DATE)     OF OPERATIONS)
                                              SEPTEMBER 30, 2002   THROUGH 9/30/01     THROUGH 10/31/00
                                              ------------------   ---------------     ----------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                $ 8.34              $10.48              $10.00

Income from investment operations:
   Net investment loss(1)<F7>                        (0.06)              (0.08)               0.00
   Net realized and unrealized
     (losses) gains on investments                   (0.99)              (2.06)               0.48
                                                    ------              ------              ------
Total from investment operations                     (1.05)              (2.14)               0.48

Less distributions:
   Dividend from net investment income                  --                  --                  --
   Distribution from net realized gains                 --                  --                  --
                                                    ------              ------              ------
Total from distributions                                --                  --                  --
                                                    ------              ------              ------
Net asset value, end of period                      $ 7.29              $ 8.34              $10.48
                                                    ------              ------              ------
                                                    ------              ------              ------

TOTAL INVESTMENT RETURN                              (12.6%)             (20.4%)*<F8>          4.8%*<F8>

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in 000's $)          108,692              26,687              26,456
   Ratio of expenses to average net assets            1.25%               1.68%**<F9>         1.73%**<F9>
   Ratio of net investment loss
     to average net assets                            (0.8%)              (0.9%)**<F9>        (0.6%)**<F9>
   Portfolio turnover rate                           258.7%              264.5%               20.6%



 (1)<F7> In 2002, net investment loss per share was calculated using average shares outstanding. In all other periods, net investment loss per share was calculated using ending balances prior to consideration of adjustments for book and tax differences.
   *<F8>   Not Annualized.
  **<F9>   Annualized.



                    BRANDYWINE ADVISORS FUND PRIVACY POLICY



Your privacy is important to all of us at the Brandywine Advisors Fund.
We do not sell your or former shareholders' nonpublic personal information to anyone.



1. We collect nonpublic personal information about you from what we receive on applications or other forms and from your transactions with us.



2. We may disclose your nonpublic personal information to unaffiliated third parties (such as the Fund's transfer agent) to assist us in providing services to you; to governmental authorities in response to inquiries; or as otherwise permitted by law.



3. We restrict access to your nonpublic personal information to those employees who need to know that information in order to serve you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.



                  HOUSEHOLD DELIVERY OF SHAREHOLDER DOCUMENTS



Only one Prospectus, Annual and Semiannual Report will be sent to shareholders with the same last name and address on their Brandywine Advisors Fund accounts, unless you request multiple copies. If you would like to receive separate copies, please call us at 1-800-656-3017 or 1-414-765-4124. We will begin sending your additional copies free of charge within 30 days. IF YOUR SHARES ARE HELD THROUGH A FINANCIAL INSTITUTION, PLEASE CONTACT THEM DIRECTLY.


                        (BRANDYWINE ADVISORS FUND LOGO)

                            Brandywine Advisors Fund
                               3711 Kennett Pike
                                 P.O. Box 4166
                           Greenville, Delaware 19807
                           E-mail: bfunds@friess.com
                    Website: http://www.brandywinefunds.com
                        1-877-636-6460 or 1-414-765-4124

To learn more about Brandywine Advisors Fund, you may want to read the Statement of Additional Information ("SAI") which contains additional information about the Fund. The Brandywine Advisors Fund has incorporated by reference the SAI into the Prospectus. This means that you should consider the contents of the SAI to be part of the Prospectus.

You also may learn more about Brandywine Advisors Fund's investments by reading the Fund's annual and semi-annual reports to shareholders. The annual report includes a discussion of the market conditions and investment strategies that significantly affected the performance of the Fund during the fiscal year.

The SAI and the Fund's annual and semi-annual reports are available, without charge, by calling 1-877-636-6460 or 1-414-765-4124 or by writing to:

  Brandywine Advisors Fund
  3711 Kennett Pike
  P.O. Box 4166
  Greenville, Delaware 19807

Prospective investors and shareholders who have questions about Brandywine Advisors Fund may also call the above numbers or write to the above address.


The general public can review and copy information about Brandywine Advisors Fund (including the SAI) at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. (Please call 1-202-942-8090 for information on the operations of the Public Reference Room.) Reports and other information about Brandywine Advisors Fund are also available on the EDGAR Database on the Securities and Exchange Commission's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to:


  Public Reference Section
  Securities and Exchange Commission
  Washington, D.C. 20549-0102

Please refer to Brandywine Advisors Fund's Investment Company Act File No. 811-06221 when seeking information about the Fund from the Securities and Exchange Commission.

STATEMENT OF ADDITIONAL INFORMATION                             January 31, 2003
-----------------------------------
for Brandywine Fund and Brandywine Blue Fund

                                BRANDYWINE FUNDS



     This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus of the Brandywine Funds dated January 31, 2003. Requests for copies of the prospectus should be made in writing to the Brandywine Funds, P.O. Box 4166, Greenville, Delaware, 19807, Email: bfunds@friess.com or Website: www.brandywinefunds.com, or by calling (800) 656-3017.

     The following financial statements are incorporated by reference to the Annual Report, dated September 30, 2002, of Brandywine Fund, Inc. (File No. 811-04447) and Brandywine Blue Fund, Inc. (File No. 811-06221), as filed with the Securities and Exchange Commission on October 21, 2002:

                           Brandywine Fund, Inc.

               Statement of Net Assets
               Statement of Operations
               Statements of Changes in Net Assets
               Financial Highlights
               Notes to Financial Statements (combined)
               Report of Independent Accountants (combined)


                           Brandywine Blue Fund, Inc.

               Statement of Net Assets
               Statement of Operations
               Statements of Changes in Net Assets
               Financial Highlights
               Notes to Financial Statements (combined)
               Report of Independent Accountants (combined)


     Stockholders may obtain a copy of the Annual Report, without charge, by calling (800) 656-3017.

                              BRANDYWINE FUND, INC.
                           BRANDYWINE BLUE FUND, INC.
                                3711 Kennett Pike
                           Greenville, Delaware 19807

                                BRANDYWINE FUNDS

                                Table of Contents
                                -----------------
                                                                        Page No.
                                                                        --------

GENERAL INFORMATION AND HISTORY................................................1

INVESTMENT RESTRICTIONS........................................................1

INVESTMENT CONSIDERATIONS......................................................3

DIRECTORS AND OFFICERS OF THE COMPANIES........................................5

PRINCIPAL STOCKHOLDERS........................................................13

INVESTMENT ADVISER AND SUB-ADVISER............................................14

SERVICE AGREEMENTS............................................................17

DETERMINATION OF NET ASSET VALUE AND PERFORMANCE..............................18

PURCHASE OF SHARES............................................................23

REDEMPTION OF SHARES..........................................................23

SYSTEMATIC WITHDRAWAL PLAN....................................................23

ALLOCATION OF PORTFOLIO BROKERAGE.............................................24

CUSTODIAN.....................................................................26

TAXES.........................................................................26

STOCKHOLDER MEETINGS..........................................................27

CAPITAL STRUCTURE.............................................................28

INDEPENDENT ACCOUNTANTS.......................................................29

DESCRIPTION OF SECURITIES RATINGS.............................................29


     No person has been authorized to give any information or to make any representations other than those contained in this Statement of Additional Information and the Prospectus dated January 31, 2003 and, if given or made, such information or representations may not be relied upon as having been authorized by the Brandywine Funds.

     This Statement of Additional Information does not constitute an offer to sell securities.

                         GENERAL INFORMATION AND HISTORY

     Brandywine Fund, Inc. and Brandywine Blue Fund, Inc. (each a "Company" and collectively the "Companies") are open-end, diversified management companies registered under the Investment Company Act of 1940 (the "Act"). The Companies are Maryland corporations. Brandywine Fund, Inc. was incorporated on October 9, 1985 and Brandywine Blue Fund, Inc. was incorporated on November 13, 1990. Brandywine Fund, Inc. consists of one series, Brandywine Fund. Brandywine Blue Fund, Inc. consists of two series, Brandywine Blue Fund and Brandywine Advisors Fund. This Statement of Additional Information provides information regarding Brandywine Fund and Brandywine Blue Fund, but not Brandywine Advisors Fund. (Brandywine Fund and Brandywine Blue Fund are sometimes hereinafter individually referred to as a "Fund" and collectively as the "Funds").

                             INVESTMENT RESTRICTIONS

     Each of the Funds has adopted the following investment restrictions which are matters of fundamental policy and cannot be changed without approval of the holders of the lesser of: (i) 67% of that Fund's shares present or represented at a stockholder's meeting at which the holders of more than 50% of such shares are present or represented; or (ii) more than 50% of the outstanding shares of that Fund.

     1. Neither Fund will purchase securities on margin, participate in a joint-trading account, sell securities short, or write or invest in put or call options.

     2. Brandywine Blue Fund will not purchase warrants. Brandywine Fund's investments in warrants, valued at the lower of cost or market, will not exceed 5% of the value of the Fund's net assets and of such 5% not more than 2% of the Fund's net assets at the time of purchase may be invested in warrants that are not listed on the New York or American Stock Exchanges.

     3. Neither Fund will borrow money or issue senior securities, except for temporary bank borrowings for emergency or extraordinary purposes (but not for the purpose of purchase of investments) and then only in an amount not in excess of 5% of the value of its net assets, and neither Fund will pledge any of its assets except to secure borrowings and then only to an extent not greater than 10% of the value of such Fund's net assets. Neither Fund will purchase securities while it has any outstanding borrowings.

     4. Neither Fund will lend money (except by purchasing publicly distributed debt securities or entering into repurchase agreements provided that repurchase agreements maturing in more than seven days plus all other illiquid securities do not exceed 10% of such Fund's total assets) and neither Fund will lend its portfolio securities.

     5. Neither Fund will purchase securities of other investment companies except (a) as part of a plan of merger, consolidation or reorganization approved by the stockholders of such Fund or (b) securities of registered closed-end investment companies on the open market where no commission or profit results, other than the usual and customary broker's commission and where as a result of such purchase such Fund would hold less than 3% of any class of securities, including voting securities, of any registered closed-end investment company and less than 5% of such Fund's assets, taken at current value, would be invested in securities of registered closed-end investment companies.

     6. Neither Fund will make investments for the purpose of exercising control or management of any company.

     7. Each Fund will limit its purchases of securities of any issuer (other than the United States or an instrumentality of the United States) in such a manner that it will satisfy at all times the requirements of Section 5(b)(1) of the Act (i.e., that at least 75% of the value of its total assets is represented by cash and cash items (including receivables), U.S. Government Securities, securities of other investment companies, and other securities for the purpose of the foregoing limited in respect of any one issuer to an amount not greater than 5% of the value of the total assets of such Fund and to not more than 10% of the outstanding voting securities of such issuer.)

     8. Neither Fund will concentrate 25% or more of the value of its total assets, determined at the time an investment is made, exclusive of U.S. Government securities, in securities issued by companies engaged in the same industry.

     9. Neither Fund will acquire or retain any security issued by a company, an officer or director of which is an officer or director of the Companies or an officer, director or other affiliated person of the Funds' investment adviser.

     10. Neither Fund will acquire or retain any security issued by a company if any of the directors or officers of the Companies, or directors, officers or other affiliated persons of the Funds' investment adviser beneficially own more than 1/2% of such company's securities and all of the above persons owning more than 1/2% own together more than 5% of its securities.

     11. Neither Fund will act as an underwriter or distributor of securities other than of its shares and neither Fund will purchase any securities which are restricted from sale to the public without registration under the Securities Act of 1933, as amended.

     12. Neither Fund will purchase any interest in any oil, gas or any other mineral exploration or development program.

     13. Neither Fund will purchase or sell real estate or real estate mortgage loans. (This prohibition shall include limited partnership interests of limited partnerships investing in real estate, but shall not include readily marketable investments in real estate investment trusts or readily marketable securities of companies investing in real estate.)

     14. Neither Fund will purchase or sell commodities or commodities contracts, including futures contracts.

     The following investment limitation is not fundamental and may be changed without stockholder approval.

     1. Neither Fund will invest in securities of unseasoned issuers, including their predecessors, which have been in operation for less than 3 years, or equity securities of issuers which are not readily marketable, if by reason thereof the value of its aggregate investment in such securities would exceed 5% of its total assets.

     Unless specifically stated in an investment restriction, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from changes in value of a Fund's assets will not constitute a violation of that restriction.

                            INVESTMENT CONSIDERATIONS

     Each of the Funds invests mainly in common stocks of U.S. companies. However when the Funds' investment adviser believes that securities other than common stocks offer opportunity for long-term capital appreciation, each Fund may invest up to 30% of its net assets in publicly distributed debt securities, preferred stocks, particularly those which are convertible into or carry rights to acquire common stocks, and warrants (Brandywine Fund only). (Neither Fund currently intends to invest more than 10% of its net assets in any of publicly distributed debt securities, preferred stocks or warrants.) Investments in publicly distributed debt securities and nonconvertible preferred stocks offer an opportunity for growth of capital during periods of declining interest rates, when the market value of such securities in general increases. Each Fund will limit its investments in publicly distributed debt securities to those which have been assigned one of the three highest ratings of either Standard & Poor's Corporation (AAA, AA and A) or Moody's Investors Service, Inc. (Aaa, Aa and A). In the event a publicly distributed debt security is downgraded after investment, a Fund may retain such security unless it is rated less than investment grade (i.e., less than BBB by Standard & Poor's Corporation or Baa by Moody's Investors Service, Inc.). If it is downgraded below investment grade, the Fund will promptly dispose of such publicly distributed debt security. A description of the foregoing ratings is set forth in "Description of Securities Ratings."

     The Funds may invest in securities of foreign issuers or in American Depository Receipts of such issuers. Such investments may involve risks which are in addition to the usual risks inherent in domestic investments. The value of a Fund's foreign investments may be significantly affected by changes in currency exchange rates and the Fund may incur costs in converting securities denominated in foreign currencies to U.S. dollars. In many countries, there is less publicly available information about issuers than is available in the reports and ratings published about companies in the United States. Additionally, foreign companies are not subject to uniform accounting, auditing and financial reporting standards. Dividends and interest on foreign securities may be subject to foreign withholding taxes, which would reduce a Fund's income without providing a tax credit for the Fund's stockholders. Although the Funds intend to invest in securities of foreign issuers domiciled in nations which the Funds' investment adviser considers as having stable and friendly governments, there is the possibility of expropriation, confiscatory taxation, currency blockage or political or social instability which could affect investments in those nations.

     The money market instruments in which the Funds invest include conservative fixed-income securities, such as U.S. Treasury Bills, certificates of deposit of U.S. banks (provided that the bank has capital, surplus and undivided profits, as of the date of its most recently published annual financial statements, with a value in excess of $100,000,000 at the date of investment), commercial paper rated A-1 by Standard & Poor's Corporation or Prime-1 by

Moody's Investors Service, Inc., commercial paper master notes and repurchase agreements. Commercial paper master notes are unsecured promissory notes issued by corporations to finance short-term credit needs. They permit a series of short-term borrowings under a single note. Borrowings under commercial paper master notes are payable in whole or in part at any time upon demand, may be prepaid in whole or in part at any time, and bear interest at rates which are fixed to known lending rates and automatically adjusted when such known lending rates change. There is no secondary market for commercial paper master notes. The Funds' investment adviser will monitor the creditworthiness of the issuers of the commercial paper master notes while any borrowings are outstanding.

     Repurchase agreements are agreements under which the seller of a security agrees at the time of sale to repurchase the security at an agreed time and price. The Funds will not enter into repurchase agreements with entities other than banks or invest over 5% of its net assets in repurchase agreements with maturities of more than seven days. If a seller of a repurchase agreement defaults and does not repurchase the security subject to the agreement, the Fund will look to the collateral security underlying the seller's repurchase agreement, including the securities subject to the repurchase agreement, for satisfaction of the seller's obligation to the Fund. In such event, the Fund might incur disposition costs in liquidating the collateral and might suffer a loss if the value of the collateral declines. In addition, if bankruptcy proceedings are instituted against a seller of a repurchase agreement, realization upon the collateral may be delayed or limited.


                                        DIRECTORS AND OFFICERS OF THE COMPANIES

     As Maryland corporations, the business and affairs of each Company are managed by its officers under the direction of its Board of Directors. The same persons currently serve as directors and officers of both Brandywine Fund, Inc. and
Brandywine Blue Fund, Inc. The name, address, principal occupations during the past five years, other public company and registered investment company directorships and other information with respect to each of the directors and officers of the Companies are as follows:
                                                                                             Number of
                                                                                             Portfolios
                           Position(s)      Term of Office                                   in the Fund        Other
                           Held             and Length of     Principal Occupation(s)        Complex Overseen   Directorships
                           with the Funds   Time Served       During Past 5 Years            by Director(1)     Held by Director
                           --------------   -----------       -------------------            --------------     ----------------
"Disinterested Persons"

Robert F. Birch             Director       Indefinite, until  Mr. Birch has been Chairman         3             Hyperion Funds; New
Age:  66                                   successor elected  and President of the New                          American High
Address:                                                      America High Income Fund,                         Income Fund
8 Knollwood Drive                          Since 2001         a high yield bond fund traded
Dover, MA  02030                                              on the New York Stock Exchange,
                                                              since 1992.

C. Quentin S. Jackson       Director       Indefinite, until  Mr. Jackson is President and        3             None
Age:  59                                   successor elected  Chief Executive Officer of
Address:                                                      Nuclear Electric Insurance Ltd.,
c/o Nuclear Electric                       Since 2001         a multi-billion dollar company
Insurance Ltd                                                 mutually owned by energy companies
1201 Market Street                                            to provide property and accidental
Suite 1200                                                    outage insurance to all operating
Wilmington, DE  19801                                         nuclear power stations in the United
                                                              States and some overseas.  He has
                                                              been with Nuclear Electric since
                                                              1987.

Stuart A. McFarland         Director       Indefinite, until  M. McFarland is a Managing Partner  3             Newcastle
Age:  55                                   successor elected  at Federal City Capital Advisors,                 Investment
Address:                                                      a merchant banking firm.  From                    Corporation
5020 Glenbrook Road, N.W.                  Since 2001         1999 until 2002, he served as
Washington, DC  20016                                         President and Chief Executive of
                                                              Pedestal Inc., an internet based
                                                              secondary mortgage market trading
                                                              platform based in Washington, DC.
                                                              Mr. McFarland also served as Chief
                                                              Financial Officer of Fannie Mae and
                                                              an officer of G.E. Capital.

                                                                                             Number of
                                                                                             Portfolios
                           Position(s)      Term of Office                                   in the Fund        Other
                           Held             and Length of     Principal Occupation(s)        Complex Overseen   Directorships
                           with the Funds   Time Served       During Past 5 Years            by Director(1)     Held by Director
                           --------------   -----------       -------------------            --------------     ----------------
"Disinterested Persons"
W. Richard Scarlett III     Director       Indefinite, until  Mr. Scarlett is Chairman,           3             United
Age:  63                                   successor elected  President and Chief Executive                     Bancorporation of
Address:                                                      Officer of United Bancorporation                  Wyoming, Inc.
c/o United Bancorporation                  Since 2001         of Wyoming, Inc., having been
of Wyoming, Inc.                                              with the Bank since 1981.
112 Center Street
Jackson, WY  83001

Marvin N. Schoenhals        Director       Indefinite, until  Mr. Schoenhals is Chairman          3             WSFS Financial
Age:  55                                   successor elected  and President of WSFS Financial,                  Corporation
Address:                                                      a bank holding company.
c/o WSFS Corporation                       Since 1998
838 Market Street
Wilmington, DE  19801

James W. Zug                Director       Indefinite, until  Mr. Zug is a retired Partner of     3             SPS Technologies;
Age:  62                                   successor elected  PricewaterhouseCoopers LLP.                       Stackpole, Ltd
Address:                                                      He was employed with
5 Radnor Corporate Center                  Since 2001         PricewaterhouseCoopers and
Suite 520                                                     its predecessors from 1964
100 Matsonford Road                                           until 2000.
Radnor, PA  19087



_______________

(1) Brandywine Fund, Brandywine Blue Fund and Brandywine Advisors Fund are the only funds in the fund complex.

                                                                                             Number of
                                                                                             Portfolios
                           Position(s)      Term of Office                                   in the Fund        Other
                           Held             and Length of     Principal Occupation(s)        Complex Overseen   Directorships
                           with the Funds   Time Served       During Past 5 Years            by Director(1)     Held by Director
                           --------------   -----------       -------------------            --------------     ----------------
"Interested Persons" (as defined in the Act) 2

William F. D'Alonzo         Director and    Director:          Mr. D'Alonzo joined Friess          3             None
Age:  48                    Vice President                     Associates, LLC  in 1981 as
Address:                                    Indefinite, until  part of the research team.  He
c/o Friess Associates, LLC                  successor elected  became Chief Investment Officer
3711 Kennett Pike                                              of Friess Associates, LLC and
Greenville, DE  19807                       Since 2001         Friess Associates of Delaware,
                                                               LLC, an affiliate ofFriess
                                            Officer:           Associates, LLC (the "Friess
                                                               Companies") in 1997.  Mr. D'Alonzo
                                            1 year term        became Chief Executive Officer of
                                                               the Friess Companies in 2002.
                                            Since 1990         Friess Associates, LLC and its
                                                               predecessor have been the investment
                                                               adviser for each of the Funds since
                                                               each Fund's inception.  Friess
                                                               Associates of Delaware, LLC is the
                                                               sub-adviser for each Fund.


Foster S. Friess            Director,       Director:          Mr. Friess founded Friess           3             None
Age:  62                    President, and                     Associates, LLC in 1974 with his
Address:                    Treasurer       Indefinite, until  wife,  Lynnette E. Friess, and
c/o Friess Associates, LLC                  successor elected  created the  Brandywine Funds,
115 East Snow King Avenue                                      serving as Chairman  of the Board
Jackson, WY  83001                          Since 1985         since Brandywine's inception in
                                                               1985.  He currently serves as
                                            Officer:           Chairman of the Friess Companies.
                                                               Friess Associates, LLC and its
                                            1 year term        predecessor have been the investment
                                                               adviser for each of the Funds since
                                            President and      each Fund's inception. Friess
                                            Treasurer since    Associates of Delaware, LLC is
                                            1985               the sub-adviser for each Fund.

                                                                                             Number of
                                                                                             Portfolios
                           Position(s)      Term of Office                                   in the Fund        Other
                           Held             and Length of     Principal Occupation(s)        Complex Overseen   Directorships
                           with the Funds   Time Served       During Past 5 Years            by Director(1)     Held by Director
                           --------------   -----------       -------------------            --------------     ----------------
"Interested Persons" (as defined in the Act) 2

Lynda J. Campbell           Vice President  1 year term        Ms. Campbell joined Friess          N/A           N/A
Age:  57                    and Secretary                      Associates, LLC, the investment
Address:                                    Vice President     adviser to each Fund, in 1985,
c/o Friess Associates, LLC                  since 1998;        the year of Brandywine Fund's
3711 Kennett Pike                           Secretary since    inception.  She is currently
Greenville, DE  19807                       1990               Chief Administrative Officer of
                                                               Friess Associates of Delaware,
                                                               LLC, the sub-adviser for each Fund.

Carl S. Gates               Vice President  1 year term        Mr. Gates joined Friess Associates, N/A           N/A
Age:  70                                                       LLC, the investment adviser to
Address:                                    Since 1994         each Fund, in 1988, following 34
c/o Friess Associates, LLC                                     years at the DuPont Co., where
3711 Kennett Pike                                              he ran the half-a-billion-dollar-
Greenville, DE  19807                                          a-year Riston Division, which
                                                               supplied materials for making
                                                               printed circuit boards to
                                                               electronics companies around the
                                                               world.

Christopher G. Long         Vice President  1 year term        Mr. Long has been with Friess       N/A           N/A
Age:  36                                                       Associates, LLC, the investment
Address:                                    Since December     adviser to each Fund, for the past
c/o Friess Associates, LLC                  2002               five years, most recently as Chief
3711 Kennett Pike                                              Operating Officer.
Greenville, DE  19807

David D. Marky              Vice President  1 year term        Mr. Marky joined Friess             N/A           N/A
Age:  37                                                       Associates, LLC, the investment
Address:                                    Since December     adviser to each Fund, in July of
c/o Friess Associates, LLC                  2002               2000. He is currently the
3711 Kennett Pike                                              Compliance Director. Prior to
Greenville, DE  19807                                          joining Friess Associates, LLC,
                                                               Mr. Marky was employed by PFPC,
                                                               a wholly owned subsidiary of PNC
                                                               Bank N.A., as Director of Fund
                                                               Accounting and Administration.
                                                               He was with PFPC for thirteen years.

                                                                                             Number of
                                                                                             Portfolios
                           Position(s)      Term of Office                                   in the Fund        Other
                           Held             and Length of     Principal Occupation(s)        Complex Overseen   Directorships
                           with the Funds   Time Served       During Past 5 Years            by Director(1)     Held by Director
                           --------------   -----------       -------------------            --------------     ----------------
"Interested Persons" (as defined in the Act) 2

Paul R. Robinson            Vice President  1 year term        Mr. Robinson has been a             N/A           N/A
Age:  79                                                       consultant to Friess Associates,
Address:                                    Since 1990         LLC, the investment adviser to
c/o Friess Associates, LLC                                     each Fund, since June 1985.
3711 Kennett Pike
Greenville, DE  19807

_______________

(1)  Brandywine Fund, Brandywine Blue Fund and Brandywine Advisors Fund are the only funds in the fund complex.
(2)  All of the officers of the Companies and employees of the Friess Companies are "interested persons" of the
     Companies (as defined in the Act).

     Each of the Companies' Boards of Directors has created an audit committee whose members consist of Messrs. McFarland, Schoenhals and Zug. The primary functions of the audit committee are to recommend to the Companies' Boards of Directors the independent accountants to be retained to perform the annual audit of the Funds, to review the results of the audit, to review the Funds' internal controls and to review certain other matters relating to the Funds' accountants and financial records. The Companies' Boards of Directors have no other committees. The audit committee met once during the fiscal year ended September 30, 2002.

     The standard method of compensating directors of the Companies is for Brandywine Fund, Brandywine Blue Fund and Brandywine Advisors Fund to pay each disinterested director a fee of $20,000, $5,000 and $2,500, respectively. Directors may elect to defer the receipt of some or all of the compensation they earn as directors. The Companies also may reimburse directors for travel expenses incurred in order to attend meetings of the Board of Directors.

     The tables below sets forth the compensation paid by the Brandywine Fund and Brandywine Blue Fund to each of the directors of the Companies during the fiscal year ended September 30, 2002:

                                                  COMPENSATION TABLE
                                                   Brandywine Fund
                                                            Pension or
                                                            Retirement                                    Total
                                                         Benefits Accrued                             Compensation
                                         Aggregate              As           Estimated Annual         From Fund and
                                       Compensation        Part of Fund        Benefits Upon       Fund Complex(1) (2)
          Name of Person               From Fund(1)          Expenses           Retirement          Paid to Directors
          --------------               ------------          --------           ----------          -----------------
"Disinterested Persons"

Robert F. Birch(3)                        $18,750               $0                  $0                   $25,781

John E. Burris(3) (4)                     $1,250                $0                  $0                   $1,718

C. Quentin S. Jackson(3)                  $18,750               $0                  $0                   $25,781

Stuart A. McFarland(3)                    $18,750               $0                  $0                   $25,781

Stig Ramel(4)                             $1,250                $0                  $0                   $1,718

W. Richard Scarlett III(3)                $18,750               $0                  $0                   $25,781

Marvin N. Schoenhals(3)                   $20,000               $0                  $0                   $27,500

James W. Zug                              $18,750               $0                  $0                   $25,781

"Interested Persons" (as defined in the Act)

William F. D'Alonzo                         $0                  $0                  $0                     $0

Foster S. Friess                            $0                  $0                  $0                     $0
_______________

(1)  Includes amounts deferred at the election of the director.
(2)  Brandywine Fund, Brandywine Blue Fund and Brandywine Advisors Fund are the only funds in the fund complex.
(3)  At September 30, 2002 the total amount of deferred compensation payable to each of Messrs. Birch,
     Jackson, McFarland and Scarlett was $18,337, to Mr. Schoenhals was $61,909 and to Mr. Burris was $11,560.
(4)  Messrs. Burris and Ramel resigned as directors effective October 24, 2001.

                                                  COMPENSATION TABLE
                                                 Brandywine Blue Fund
                                                            Pension or
                                                            Retirement                                    Total
                                                         Benefits Accrued                             Compensation
                                         Aggregate              As           Estimated Annual         From Fund and
                                       Compensation        Part of Fund        Benefits Upon       Fund Complex(1) (2)
          Name of Person               From Fund(1)          Expenses           Retirement          Paid to Directors
          --------------               ------------          --------           ----------          -----------------
"Disinterested Persons"

Robert F. Birch(3)                        $4,687                $0                  $0                   $25,781

John E. Burris(3) (4)                      $312                 $0                  $0                   $1,718

C. Quentin S. Jackson(3)                  $4,687                $0                  $0                   $25,781

Stuart A. McFarland(3)                    $4,687                $0                  $0                   $25,781

Stig Ramel(4)                              $312                 $0                  $0                   $1,718

W. Richard Scarlett III(3)                $4,687                $0                  $0                   $25,781

Marvin N. Schoenhals(3)                   $5,000                $0                  $0                   $27,500

James W. Zug                              $4,687                $0                  $0                   $25,781

"Interested Persons" (as defined in the Act)

William F. D'Alonzo                         $0                  $0                  $0                     $0

Foster S. Friess                            $0                  $0                  $0                     $0
_______________

(1)  Includes amounts deferred at the election of the director.
(2)  Brandywine Fund, Brandywine Blue Fund and Brandywine Advisors Fund are the only funds in the fund complex.
(3)  At September 30, 2002 the total amount of deferred compensation payable to each of Messrs. Birch,
     Jackson, McFarland and Scarlett was $4,659, to Mr. Schoenhals was $15,636 and to Mr. Burris was $2,822.
(4)  Messrs. Burris and Ramel resigned as directors effective October 24, 2001.

     The following table sets forth the dollar range of equity securities beneficially owned by each Director in Brandywine Fund and Brandywine Blue Fund as of December 31, 2002:
                                                                             Aggregate Dollar Range of Equity
                                                     Dollar Range of           Securities in All Registered
                               Dollar Range of      Equity Securities        Investment Companies Overseen by
           Name               Equity Securities       in Brandywine               Director in Family of
        of Director          in Brandywine Fund         Blue Fund                Investment Companies(1)
        -----------          ------------------         ---------                --------------------------
"Disinterested Persons"

Robert F. Birch                 Over $100,000        $10,001-$50,000                   Over $100,000

C. Quentin S. Jackson          $10,001-$50,000       $10,001-$50,000                 $50,001-$100,000

Stuart A. McFarland                 None                   None                            None

W. Richard Scarlett III        $10,001-$50,000             None                       $10,001-$50,000

Marvin N. Schoenhals           $10,001-$50,000             None                       $10,001-50,000

James W. Zug                   $10,001-$50,000             None                       $10,001-50,000

"Interested Persons" (as defined in the Act)

William F. D'Alonzo             Over $100,000         Over $100,000                    Over $100,000

Foster S. Friess                Over $100,000         Over $100,000                    Over $100,000
_______________

(1)  Brandywine Fund, Brandywine Blue Fund and Brandywine Advisors Fund are the only funds in the fund complex.

     The Companies and Friess Associates, LLC, the Funds' investment adviser, have adopted a code of ethics pursuant to Rule 17j-1 under the Act. The code of ethics permits personnel subject thereto to invest in securities, including securities that may be purchased or held by a Fund. The code of ethics prohibits, among other things, persons subject thereto from purchasing or selling securities if they know at the time of such purchase or sale that the security is being considered for purchase or sale by a Fund or is being purchased or sold by a Fund.


                             PRINCIPAL STOCKHOLDERS


     At December 31, 2002, all officers and directors of the Companies as a group (13 persons) beneficially owned 3,246,859 shares of common stock of Brandywine Fund, or 1.98% of the then outstanding shares. At such date, Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, California 94104, owned of record 16,389,509 shares of Brandywine Fund's common stock, or 10.00% of the then outstanding shares. All of the shares owned by Charles Schwab & Co., Inc. were owned of record only.

     At December 31, 2002, all officers and directors of the Companies as a group (13 persons) beneficially owned 1,756,729 shares of common stock of Brandywine Blue Fund, or

13.50% of the then outstanding shares. At such date, Foster S. Friess and Lynnette E. Friess, P.O. Box 4166, Greenville, Delaware 19807, owned 1,652,808 shares of the Brandywine Blue Fund's common stock, or 12.70% of the then outstanding shares, of which 1,629,818 shares (12.53% of the outstanding shares) were held as trustee; Wells Fargo Bank MN NA Tr., FBO Worldspan Employees Pension Plan, P.O. Box 1533, Minneapolis, MN 55480 owned 985,082 shares of Brandywine Blue Fund's common stock, or 7.57% of the then outstanding shares; and Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, California 94104, owned of record 779,370 shares of the Brandywine Blue Fund's common stock, or 5.99% of the then outstanding shares. All of the shares owned by Charles Schwab & Co., Inc. were owned of record only. Foster S. Friess and Lynnette E. Friess own a sufficient number of shares of Brandywine Blue Fund and Brandywine Advisors Fund to elect the entire Board of Directors of Brandywine Blue Fund, Inc. and to approve any other matters for which shares of Brandywine Blue Fund and Brandywine Advisors Fund vote in the aggregate. Foster S. Friess and Lynnette E. Friess do not own a sufficient number of shares to approve matters for which shares of Brandywine Blue Fund vote separately.

     Other than the foregoing, the Funds were not aware of any person who, as of December 31, 2002, owned of record or beneficially 5% or more of the shares of either Fund.


                       INVESTMENT ADVISER AND SUB-ADVISER

                               Investment Adviser
                               ------------------


     The investment adviser to the Funds is Friess Associates, LLC (formerly Friess Associates, Inc.) (the "Adviser"). Affiliated Managers Group, Inc. ("AMG") is the managing member of the Adviser. AMG, Boston, Massachusetts, is a publicly-traded asset management company, which holds equity interests in investment management firms. Prior to October 31, 2001, the Adviser performed all investment advisory services for the Funds pursuant to an investment advisory agreement between each Fund and the Adviser (the "Advisory Agreement"). Effective October 31, 2001, the Funds' Advisory Agreements allow the Adviser to delegate some or all of its responsibilities to one or more sub-advisers. Under the Advisory Agreement for each Fund, the Adviser furnishes continuous investment advisory services and management to the Fund. The Adviser supervises and manages the investment portfolio of the Fund and, subject to such policies as the Board of Directors of the Company may determine, directs the purchase or sale of investment securities in the day-to-day management of the Fund's investment portfolio. For its services, each Fund pays the Adviser a monthly management fee at the annual rate of 1% of the daily net assets of such Fund. The Adviser at its own expense and without reimbursement from the Funds, furnishes office space and all necessary office facilities, equipment and executive personnel for managing the investments of the Funds and pays the salaries and fees of all officers and directors of the Companies (except the fees paid to directors who are not interested persons of the Adviser).

     During each of the last three fiscal years, the Funds paid the Adviser investment advisory fees as set forth below:

                               Fiscal Year Ended
      Fund                       September 30           Investment Advisory Fees
      ----                       ------------           ------------------------

Brandywine Fund                      2002                    $39,211,019

                                     2001                    $52,259,207

                                     2000                    $58,577,546


Brandywine Blue Fund                 2002                     $2,447,388

                                     2001                     $3,435,934

                                     2000                     $4,300,678

     The Funds pay all of their expenses not assumed by the Adviser including, but not limited to, the costs of preparing and printing their registration statements required under the Securities Act of 1933 and the Act and any amendments thereto, the expense of registering their shares with the Securities and Exchange Commission and in the various states, the printing and distribution cost of prospectuses mailed to existing stockholders, the cost of stock certificates, director and officer liability insurance, reports to stockholders, reports to government authorities and proxy statements, interest charges, brokerage commissions, and expenses incurred in connection with portfolio transactions. During the fiscal years ended September 30, 2002, 2001 and 2000, such expenses included administrative services performed by the Adviser for which the Adviser was reimbursed by the Funds as set forth below:

                               Fiscal Year Ended
      Fund                       September 30           Investment Advisory Fees
      ----                       ------------           ------------------------

Brandywine Fund                      2002                       $6,325

                                     2001                      $15,860

                                     2000                       $8,000


Brandywine Blue Fund                 2002                       $3,225

                                     2001                       $7,060

                                     2000                         $0

The Funds also pay the fees of directors who are not interested persons of the Companies, salaries of administrative and clerical personnel, association membership dues, auditing and accounting services, fees and expenses of any custodian or trustees having custody of assets of the Funds, expenses of calculating the Funds' net asset values and repurchasing and redeeming shares, and charges and expenses of dividend disbursing agents, registrars, and stock transfer agents, including the cost of keeping all necessary stockholder records and accounts and handling any problems related thereto.

     The Adviser has undertaken to reimburse each Fund to the extent that the aggregate annual operating expenses, including the investment advisory fee but excluding interest, taxes, brokerage commissions and extraordinary items, exceed that percentage of the average net assets of such Fund for such year, as determined by valuations made as of the close of each business day of the year, which is the most restrictive percentage provided by the state laws of the various states in which the Funds' shares are qualified for sale. As of the date hereof, no such state law provision was applicable to either Fund. Each Fund monitors its expense ratio at least on a monthly basis. If the accrued amount of the expenses of a Fund exceeds the applicable expense limitation, the Fund creates an account receivable from the Adviser for the amount of such excess. In such a situation the monthly payment of the Adviser's fee will be reduced by the amount of such excess, subject to adjustment month by month during the balance of such Fund's fiscal year if accrued expenses thereafter fall below this limit. Notwithstanding the most restrictive applicable expense limitation of state securities commissions described above, the Adviser has voluntarily agreed to reimburse each Fund for any such expenses incurred in excess of 2% of average net assets. No reimbursement was required during the fiscal years ended September 30, 2002, 2001 and 2000.

     Each Advisory Agreement will remain in effect for an initial two-year term and indefinitely thereafter as long as its continuance is specifically approved at least annually, by (i) the Board of Directors of the applicable Company, or by the vote of a majority (as defined in the Act) of the outstanding shares of the applicable Fund, and (ii) by the vote of a majority of the directors of the applicable Company who are not parties to the Advisory Agreement or interested persons of the Adviser, cast in person at a meeting called for the purpose of voting on such approval. Each Advisory Agreement provides that it may be terminated at any time without the payment of any penalty, by the Board of Directors of the applicable Company or by vote of a majority of the applicable Fund's stockholders, on sixty days written notice to the Adviser, and by the Adviser on the same notice to the applicable Fund and that it shall be automatically terminated if it is assigned.

     Each Advisory Agreement provides that the Adviser shall not be liable to the applicable Fund or its stockholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties. Each Advisory Agreement also provides that the Adviser and its officers, directors and employees may engage in other businesses, devote time and attention to any other business whether of a similar or dissimilar nature, and render investment advisory services to others.

                                   Sub-Adviser
                                   -----------

     The sub-adviser to each Fund is Friess Associates of Delaware, LLC (the "Sub-Adviser"). AMG is the managing member of the Sub-Adviser. Pursuant to sub-advisory agreements between each Fund, the Adviser and the Sub-Adviser (the "Sub-Advisory Agreements"), the Sub-Adviser is responsible for managing the investment and reinvestment of each Fund's assets and will take such steps as may be necessary to implement its investment decisions to the extent such authority has been delegated to it by the Adviser. Under the Sub-Advisory Agreements, the Sub-Adviser, at its own expense and without reimbursement from the Companies or the Funds, shall furnish office space, and all necessary office facilities, equipment and executive personnel for performing the duties delegated to it. For its services to each Fund, the Adviser, not the Fund, pays the Sub-Adviser's fees.

     Each Sub-Advisory Agreement will remain in effect for an initial two-year term and indefinitely thereafter as long as its continuance is specifically approved at least annually by (i) the Board of Directors of the applicable Company, or by the vote of a majority (as defined in the Act) of the outstanding shares of the applicable Fund, and (ii) by the vote of a majority of the directors of the applicable Company who are not interested parties to the Sub-Advisory

Agreement or interested persons of the Sub-Adviser, cast in person at a meeting called for the purpose of voting on such approval. Each Sub-Advisory Agreement provides that it may be terminated at any time without payment of any penalty, by any party immediately upon written notice to the other parties in the event of a breach of any provision of the Sub-Advisory Agreement by the party so notified, or otherwise upon giving thirty days' written notice to the other parties, and that it shall be automatically terminated if it is assigned.

     Each Sub-Advisory Agreement provides that the Sub-Adviser shall not be liable to the applicable Fund or its stockholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties. Each Sub-Advisory Agreement also provides that the Sub-Adviser and its officers, directors and employees may engage in other businesses, devote time and attention to any other business whether of a similar or dissimilar nature, and render investment advisory services to others.

     In approving each Advisory Agreement and each Sub-Advisory Agreement, the Companies' Boards of Directors considered a number of factors, including, but not limited to, the following:

     o the nature and quality of the services offered by the Adviser and the Sub-Adviser;

     o the reasonableness of the compensation payable to the Adviser and the Sub-Adviser;

     o the Adviser's and Sub-Adviser's personnel, operations and financial condition;

     o the Adviser's portfolio management, monitoring and evaluation and the Funds' performance; and

     o    each Fund's expense ratio.

     Based upon their respective reviews, the Companies' Boards concluded that the investment methodologies of the Adviser and the Sub-Adviser would fit with each Fund's investment policies, and that the Adviser and the Sub-Adviser had the capabilities, resources and personnel necessary to manage the Funds effectively. Further, the Boards concluded that based on the services the Adviser and Sub-Adviser would be required to render under the Advisory Agreements and the Sub-Advisory Agreements, that the compensations to be paid to the Adviser and the Sub-Adviser was fair and reasonable. Accordingly, the Companies' Boards of Directors concluded that is would be in the best interests of the Funds to continue each of the Advisory Agreements and Sub-Advisory Agreements.


                               SERVICE AGREEMENTS

     Each Fund has entered into a Service Agreement with Fiduciary Management, Inc., 225 East Mason Street, Milwaukee, Wisconsin 53202. Pursuant to such Service Agreements, Fiduciary Management, Inc. serves as the Funds' administrator and in this capacity is responsible for (a) calculating daily each Fund's net asset value, (b) recordkeeping and (c) preparing financial statements, excise tax returns and reports required by the Securities and Exchange Commission. For these services each Fund pays Fiduciary Management, Inc. a negotiated annual fee and varying fees for blue sky filing services. During each of the last three fiscal years, the Funds paid Fiduciary Management, Inc. fees pursuant to the Service Agreements as set forth below:


                               Fiscal Year Ended
      Fund                       September 30               Service Fees
      ----                       ------------               ------------

Brandywine Fund                      2002                     $538,000

                                     2001                     $500,000

                                     2000                     $514,400


Brandywine Blue Fund                 2002                     $135,000

                                     2001                     $125,000

                                     2000                     $138,750

Each Service Agreement may be terminated at any time by either the Fund or Fiduciary Management, Inc. upon 90 days written notice. Each Service Agreement provides that Fiduciary Management, Inc. shall not be liable to the Fund, the Adviser or any stockholders of the Fund for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties. Fiduciary Management, Inc. performs similar services for other investment companies.

                DETERMINATION OF NET ASSET VALUE AND PERFORMANCE

     The net asset value of each Fund normally will be determined as of the close of trading on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is open for trading Monday through Friday except New Year's Day, Dr. Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Additionally, if any of the aforementioned holidays falls on a Saturday, the New York Stock Exchange will not be open for trading on the preceding Friday and when any such holiday falls on a Sunday, the New York Stock Exchange will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period. The New York Stock Exchange also may be closed on national days of mourning.

     The net asset value (or "price") per share of each Fund is determined by dividing the total value of that Fund's investments and other assets less any liabilities, by the number of its outstanding shares. In calculating each Fund's net asset value, securities traded on any national stock exchange or quoted on the NASDAQ National Market System are valued on the basis of the last sale price on the date of valuation or, in the absence of any sale on that date, the most recent bid price. Other securities are valued at the most recent bid price, if market quotations are readily available. Debt securities (other than short term instruments) are valued at the latest bid prices furnished by independent pricing services. Any securities for which there are no readily available market quotations and other assets are valued at their fair value as determined in good faith by the Board of Directors. Securities with maturities of 60 days or less are valued at amortized cost.

     From time to time, the Funds may provide several types of performance information in advertisements, sales literature or information to stockholders. Fund performance may be quoted numerically or may be represented in a table, graph or other illustration by presenting one or more performance measurements, including "average annual total return," "average annual total return (before and after taxes)" "total return" and "cumulative total return."

                           Average Annual Total Return

     Average annual total return and total return figures measure both the net investment income generated by, and the effect of any realized and unrealized appreciation or depreciation of, the underlying investments in a Fund for the stated period, assuming the reinvestment of all dividends. Thus, these figures reflect the change in the value of an investment in a Fund during a specific period. Average annual total return will be quoted for at least the one, five and ten year periods ending on a recent calendar quarter (or if such periods have not elapsed, at the end of the shorter period corresponding to the life of the Fund). Average annual total return figures refer to the rate of return which, if applied to an initial investment at the beginning of the stated period and compounded over the period, would result in the redeemable value of the investment at the end of the stated period. Total return figures are not annualized and represent the aggregate percentage or dollar value change over the period in question. Cumulative total return reflects a Fund's performance over a stated period of time.

     Each Fund's average annual total return (before taxes) figures are computed in accordance with the standardized method prescribed by the Securities and Exchange Commission by determining the average annual compounded rates of return over the periods indicated, that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                            P(1 + T)n = ERV

Where:    P       =      a hypothetical initial payment of $1,000
          T       =      average annual total return
          n       =      number of years
          ERV     =      ending redeemable value (before taxes) at the
                         end of the period of a hypothetical $1,000 payment made at the beginning of such period

This calculation (i) assumes all dividends and distributions are reinvested at net asset value or the appropriate reinvestment dates as described in the Prospectus, and (ii) deducts all recurring fees, such as advisory fees, charged as expenses to all investor accounts.

     Total return is the cumulative rate of investment growth which assumes that income dividends and capital gains are reinvested. It is determined by assuming a hypothetical investment at the net asset value at the beginning of the period, adding in the reinvestment of all income dividends and capital gains, calculating the ending value of the investment at the net asset value as of the end of the specified time period, subtracting the amount of the original investment, and dividing this amount by the amount of the original investment. This calculated amount is then expressed as a percentage by multiplying by 100.

         Average Annual Total Return
                 Before Taxes
 (for the periods ending September 30, 2002)    Past Year    Past Five Years     Past Ten Years
----------------------------------------------  -----------  -----------------  -----------------
    Brandywine Fund                               -16.79%         -1.84%             11.52%

    Brandywine Blue Fund                          -14.12%         -1.55%             11.94%

           Average Annual Total Return (After Taxes on Distributions)*

     The average annual total return (after taxes on distributions) is computed by finding the average annual compounded rates of return over the specified periods that would equate the initial amount invested to the ending value, according to the following formula:

                                 P(1+T)n = ATVD

       Where:

       P  =           a hypothetical initial payment of $1,000

       T  =           average annual total return (after taxes on distributions)

       n  =           number of years

       ATVD  =        ending value of a hypothetical $1,000
                      payment made at the beginning of such
                      periods after taxes on Fund distributions, but not after taxes on redemption.

      Average Annual Total Return After
           Taxes on Distributions
 (for the periods ending September 30, 2002)    Past Year    Past Five Years     Past Ten Years
----------------------------------------------  -----------  -----------------  -----------------
Brandywine Fund                                    -16.79%         -5.29%            8.26%

Brandywine Blue Fund                               -14.12%         -4.34%            9.64%


  Average Annual Total Returns (After Taxes on Distributions and Redemptions)*

     The average annual total returns (after taxes on distribution and redemptions) is computed by finding the average annual compounded rates of return over the specified periods that would equate the initial amount invested to the ending value, according to the following formula:

                     P(1+T)n = ATVDR

      Where:

      P  =       a hypothetical initial investment of $1,000

      T  =       average and annual total return (after taxes on distributions and redemptions)

      n  =       number of years

      ATVDR  =   ending value of a hypothetical $1,000
                 payment made at the beginning of such
                 periods after taxes on Fund distributions and redemptions

          Average Annual Total Return After
                Taxes on Distributions
                   and Redemptions
     (for the periods ending September 30, 2002)              Past Year        Past Five Years       Past Ten Years
-------------------------------------------------------     --------------    ------------------    ------------------
Brandywine Fund                                                -10.31%             -1.79%                 8.91%

Brandywine Blue Fund                                           -8.67%              -1.50%                 9.67%
_____________________

* NOTE: For purposes of the computations of "after taxes on distributions" and "after taxes on distributions and redemptions," all distributions were considered reinvested and taxes on distributions were calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date(s). State, local and federal alternative minimum taxes were disregarded, and the effect of phase outs of certain exemptions, deductions and credits at various levels were also disregarded. Tax rates may vary over the performance measurement period. The tax rates on distributions used correspond to the tax character of the distributions (e.g. ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, long-term capital gain rate for long-term capital gain distributions).
Capital gains taxes on redemption were calculated using the highest applicable federal individual capital gains tax rate(s) in effect on the redemption date for gains of the appropriate character and separately track the basis and holding period for the initial investment and each subsequent purchase through reinvested dividends and distributions. For purposes of the computation of "after taxes on distributions and redemptions"
the tax benefit from capital losses, if any, resulting from the redemption is added to the ending redeemable value. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are generally not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

     The results below show the value of an assumed initial investment in Brandywine Fund of $25,000 made on December 30, 1985 through December 31, 2002, assuming reinvestment of all dividends and distributions:

     December 31          Value of $25,000 Investment       Cumulative % Change
     -----------          ---------------------------       -------------------

        1986                       $ 29,098                       + 16.4%
        1987                         29,866                       + 19.5
        1988                         35,142                       + 40.6
        1989                         46,724                       + 86.9
        1990                         46,985                       + 87.9
        1991                         70,091                       + 180.4
        1992                         81,081                       + 224.3
        1993                         99,389                       + 297.6
        1994                         99,406                       + 297.6
        1995                        134,940                       + 439.8
        1996                        168,571                       + 574.3
        1997                        188,837                       + 655.3
        1998                        187,607                       + 650.4
        1999                        287,977                       +1051.9
        2000                        308,422                       +1133.7
        2001                        245,037                       +880.1
        2002                        191,832                       +667.3

     The results below show the value of an assumed initial investment in Brandywine Blue Fund of $25,000 made on January 10, 1991 through December 31, 2002, assuming reinvestment of all dividends and distributions:

     December 31          Value of $25,000 Investment        Cumulative % Change
     -----------          ---------------------------        -------------------

        1991                        $35,002                         +40.0%
        1992                         39,598                        + 58.4
        1993                         50,368                        +101.5
        1994                         51,534                        +106.1
        1995                         68,194                        +172.8
        1996                         84,036                        +236.1
        1997                        100,214                        +300.9
        1998                         99,230                        +296.9
        1999                        148,215                        +492.9
        2000                        158,301                        +533.2
        2001                        122,185                        +388.7
        2002                        105,706                        +322.8

     The above performance results are historical and should not be considered indicative of the future performance of either Fund. An investment in either Fund will fluctuate in value, and at redemption its value may be more or less than the initial investment.

     The Funds may compare their performance to other mutual funds with similar investment objectives and to the industry as a whole, as quoted by ranking services and publications of general interest. For example, this may include Morningstar, Inc. and Lipper Analytical Services, Inc. (independent fund ranking services) and magazines, such as Money, Forbes and Business Week. In addition, the Funds may compare their performance to that of other selected mutual funds or recognized market indicators, including the Standard & Poor's

500 Stock Index, S&P MidCap 400 Index, Russell 2000 Index, Nasdaq Industrials Index and the Dow Jones Industrial Average. Such performance rankings or comparisons may be made with mutual funds that may have different investment restrictions, objectives, policies or techniques than the Funds, and such other funds or market indicators may be comprised of securities that differ from those the Funds hold or may purchase.

                               PURCHASE OF SHARES

     The Funds have adopted procedures pursuant to Rule 17a-7 under the Act pursuant to which a Fund may effect a purchase and sale transaction with an affiliated person of that Fund (or an affiliated person of such an affiliated person) in which the Fund issues its shares in exchange for securities of a character which is a permitted investment for that Fund. For purposes of determining the number of shares of the Fund to be issued, the securities to be exchanged will be valued in accordance with the requirements of Rule 17a-7. No such transactions will be made with respect to any person in which an affiliated person of either Fund has a beneficial interest.

                              REDEMPTION OF SHARES

     A stockholder's right to redeem shares of either Fund will be suspended and the stockholder's right to payment postponed for more than seven days for any period during which the New York Stock Exchange is closed because of financial conditions or any other extraordinary reason and may be suspended for any period during which (a) trading on the New York Stock Exchange is restricted pursuant to rules and regulations of the Securities and Exchange Commission, (b) the Securities and Exchange Commission has by order permitted such suspension or (c) such emergency, as defined by rules and regulations of the Securities and Exchange Commission, exists as a result of which it is not reasonably practicable for the applicable Fund to dispose of such Fund's securities or to determine fairly the value of its net assets.

                           SYSTEMATIC WITHDRAWAL PLAN

     A stockholder who owns shares of either Fund worth at least $25,000 at the current net asset value may, by completing an application which may be obtained from U.S. Bancorp Fund Services, LLC, create a Systematic Withdrawal Plan from which a fixed sum will be paid to the stockholder at regular intervals. To establish the Systematic Withdrawal Plan, the stockholder deposits Fund shares with the applicable Fund and appoints it as agent to effect redemptions of Fund shares held in the account for the purpose of making withdrawal payments (not more frequently than monthly) of a fixed amount to the stockholder out of the account. Fund shares deposited by the stockholder in the account need not be endorsed or accompanied by a stock power if registered in the same name as the account; otherwise, a properly executed endorsement or stock power, obtained from any bank, broker-dealer or the Fund is required. The stockholder's signature should be guaranteed by a bank, a member firm of a national stock exchange, or other eligible guarantor institution.

     There is no minimum withdrawal payment. These payments will be made from the proceeds of periodic redemption of shares in the account at net asset value. Redemptions will be made on or about the day selected by the stockholder of each month in which a withdrawal payment is to be made. Establishment of a Systematic Withdrawal Plan constitutes an election by the stockholder to reinvest in additional Fund shares, at net asset value, all income dividends and capital gains distributions payable by the Fund on shares held in such account, and shares so acquired will be added to such account. The stockholder may deposit additional Fund shares in his account at any time.

     Withdrawal payments cannot be considered as yield or income on the stockholder's investment, since portions of each payment will normally consist of a return of capital. Depending on the size or the frequency of the disbursements requested, and the fluctuation in the value of a Fund's portfolio, redemptions for the purpose of making such disbursements may reduce or even exhaust the stockholder's account.

     The stockholder may vary the amount or frequency of withdrawal payments, temporarily discontinue them, or change the designated payee or payee's address, by notifying U.S. Bancorp Fund Services, LLC in writing. The stockholder also may vary the amount or frequency of withdrawal payments or temporarily discontinue them by notifying U.S. Bancorp Fund Services, LLC by telephone at
(800) 656-3017 or (414) 765-4124.

                        ALLOCATION OF PORTFOLIO BROKERAGE


     Decisions to buy and sell securities for each Fund are made by the Adviser subject to review by the Companies' Board of Directors. In placing purchase and sale orders for portfolio securities for the Funds, it is the policy of the Adviser to seek the best execution of orders at the most favorable price in light of the overall quality of brokerage and research services provided, as described in this and the following paragraph. In selecting brokers to effect portfolio transactions, the determination of what is expected to result in best execution at the most favorable price involves a number of largely judgmental considerations. Among these are the Adviser's evaluation of the broker's efficiency in executing and clearing transactions, block trading capability (including the broker's willingness to position securities) and the broker's financial strength and stability. The most favorable price to a Fund means the best net price without regard to the mix between purchase or sale price and commission, if any. Over-the-counter securities may be purchased and sold directly with principal market makers who retain the difference in their cost in the security and its selling price (i.e. "markups" when the market maker sells a security and "markdowns" when the market maker buys a security). However, in many instances, the Adviser feels that better prices are available from non-principal market makers who are paid commissions directly. While some brokers with whom a Fund effects portfolio transactions may recommend the purchase of either Fund's shares, the Adviser will not allocate portfolio brokerage on the basis of recommendations to purchase shares of the Funds.

     In allocating brokerage business for the Funds, the Adviser also takes into consideration the research, analytical, statistical and other information and services provided by the broker, such as general economic reports and information, reports or analyses of particular companies or industry groups, market timing and technical information, and the availability of the brokerage firm's analysts (or analysts of other firms retained by the broker) for consultation.

     Entities or individuals providing these consulting services range from large full service brokerage firms to single person consultant firms. In return for these research services, the Adviser directs a portion of the Funds' brokerage to brokerage firms employing the persons providing the consulting services or to brokerage firms that contract with the individual or entity providing such services. The entities or individuals providing consulting services are compensated by their brokerage firms or by the brokerage firms with which they contract. They have no claims for, or rights to, compensation, employee benefits or other forms of remuneration from the Adviser. Individuals providing consulting services may or may not be registered broker-dealers or investment advisers themselves and may not be licensed investment adviser representatives or registered representatives. (For example, they may simply work for a full service brokerage firm.) They may be generalists providing advice about many industries, or specialists knowledgeable about a niche in a single industry. They may or may not provide consulting services to investment advisers other than the Adviser. The Adviser endeavors to build and maintain rapport with the individuals providing consulting services in order to more effectively serve the Adviser's clients. These individuals may be granted limited access to the Adviser's research database and a company-wide list of holdings (but not individual client portfolios) so that they are better prepared to render advice and to avoid duplication of investment research efforts.

     While the Adviser believes these services have substantial value, they are considered supplemental to the Adviser's own efforts in the performance of its duties under the Advisory Agreements. Other clients of the Adviser may indirectly benefit from the availability of these services to the Adviser, and the Funds may indirectly benefit from services available to the Adviser as a result of transactions for other clients. The Advisory Agreements provide that the Adviser may cause a Fund to pay a broker which provides brokerage and research services to the Adviser a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting the transaction, if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of brokerage and research services provided by the executing broker viewed in terms of either the particular transaction or the Adviser's overall responsibilities with respect to the Fund and the other accounts as to which it exercises investment discretion.

     During each of the last three fiscal years, the Funds paid brokerage commissions as follows:


                                                                  Transactions for which
                          Fiscal Year Ended        Brokerage       Brokerage Commissions
      Fund                  September 30        Commission Paid          Were Paid
      ----                  ------------        ---------------          ---------
Brandywine Fund                 2002              $35,007,369         $19,176,644,304

                                2001              $43,169,691         $24,377,748,541

                                2000              $29,729,326         $20,352,237,645


Brandywine Blue Fund            2002               $2,164,530         $1,371,279,269

                                2001               $2,667,632         $1,621,285,090

                                2000               $2,226,709         $1,594,626,699


Of the brokerage commissions paid by Brandywine Fund in the fiscal year ended September 30, 2002 all but $2,754,379 on transactions of $1,661,973,263 were paid to brokers who provided research services to the Adviser. Of the brokerage commissions paid by Brandywine Blue Fund in the fiscal year ended September 30, 2002 all but $164,857 on transactions of $111,007,166 were paid to brokers who provided research services to the Adviser.

                                    CUSTODIAN

     U.S. Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202, acts as custodian for the Funds. As such, U.S. Bank, N.A. holds all securities and cash of each Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by officers of the Companies. U.S. Bank, N.A. does not exercise any supervisory function over the management of the Funds, the purchase and sale of securities or the payment of distributions to stockholders. U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, an affiliate of U.S. Bank, N.A., acts as each Fund's transfer agent and dividend disbursing agent.

                                      TAXES

     Each of the Funds intends to qualify annually for and elect tax treatment applicable to a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. Each Fund has so qualified in each of its fiscal years. If a Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such, the Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Stockholders of a Fund that did not qualify as a regulated investment company under Subchapter M would not be liable for income tax on the Fund's net investment income or net realized capital gains in their individual capacities. Distributions to stockholders, whether from the Fund's net investment income or net realized capital gains, would be treated as taxable dividends to the extent of accumulated earnings and profits of the Fund.

     Each Fund intends to distribute substantially all of its net investment income and net capital gains each fiscal year. Dividends from each Fund's net investment income, including short-term capital gains, are taxable to stockholders as ordinary income, while distributions from each Fund's net realized long-term capital gains are taxable as long-term capital gains regardless of the stockholder's holding period for the shares. Distributions from the Funds are taxable to stockholders, whether received in cash or in additional Fund shares. A portion of the income distributions of the Funds may be eligible for the 70% dividends-received deduction for domestic corporate stockholders.

     As of September 30, 2002, Brandywine Fund had $1,114,849,543 of a net capital loss carryover and Brandywine Blue Fund had $62,245,612 of a net capital loss carryover, which expire in varying amounts through 2010. To the extent that the Funds realize future net capital gains, those gains will be offset by any unused capital loss carryover.

     Any dividend or capital gains distribution paid shortly after a purchase of Fund shares will have the effect of reducing the per share net asset value of such shares by the amount of the dividend or distribution. Furthermore, if the net asset value of the Fund shares immediately after a dividend or distribution is less than the cost of such shares to the stockholder, the dividend or distribution will be taxable to the stockholder even though it results in a return of capital to him or her.

     Redemptions of shares will generally result in a capital gain or loss for income tax purposes. Such capital gain or loss will be long term or short term, depending upon the holding period. However, if a loss is realized on shares held for six months or less, and the stockholder received a capital gain distribution during that period, then such loss is treated as a long-term capital loss to the extent of the capital gain distribution received.

     The Funds may be required to withhold Federal income tax at a rate of 30% ("backup withholding") from dividend payments and redemption proceeds if a stockholder fails to furnish the Funds with his social security or other tax identification number and certify under penalty of perjury that such number is correct and that he is not subject to backup withholding due to the underreporting of income. The certification form is included as part of the share purchase application and should be completed when the account is opened.

     This section is not intended to be a complete discussion of present or proposed federal income tax laws and the effects of such laws on an investor. Investors are urged to consult their own tax advisers for a complete review of the tax ramifications of an investment in the Fund.

                              STOCKHOLDER MEETINGS

     The Maryland General Corporation Law permits registered investment companies, such as the Companies, to operate without an annual meeting of stockholders under specified circumstances if an annual meeting is not required by the Act. Each Company has adopted the appropriate provisions in its Bylaws and may, at its discretion, not hold an annual meeting in any year in which the election of directors is not required to be acted on by stockholders under the Act.

     Each Company's Bylaws also contain procedures for the removal of directors by its stockholders. At any meeting of stockholders, duly called and at which a quorum is present, the stockholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors.

     With respect to each Company, upon the written request of the holders of shares entitled to not less than ten percent (10%) of all the votes entitled to be cast at such meeting, the Secretary of the Company shall promptly call a special meeting of stockholders for the purpose of voting upon the question of removal of any director. Whenever ten or more stockholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least one percent (1%) of the total outstanding shares, whichever is less, shall apply to a Company's Secretary in writing, stating that they wish to communicate with other stockholders with a view to obtaining signatures to a request for a meeting as described above and accompanied by a form of communication and request which they wish to transmit, the Secretary shall within five business days after such application either: (1) afford to such applicants access to a list of the names and addresses of all stockholders as recorded on the books of such Company; or (2) inform such applicants as to the approximate number of stockholders of record and the approximate cost of mailing to them the proposed communication and form of request.

     If the Secretary elects to follow the course specified in clause (2) of the last sentence of the preceding paragraph, the Secretary, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all stockholders of record at their addresses as recorded on the books unless within five business days after such tender the Secretary shall mail to such applicants and file with the Securities and Exchange Commission, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Board of Directors to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion.

     After opportunity for hearing upon the objections specified in the written statement so filed, the Securities and Exchange Commission may, and if demanded by the Board of Directors or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the Securities and Exchange Commission shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the Securities and Exchange Commission shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Secretary shall mail copies of such material to all stockholders with reasonable promptness after the entry of such order and the renewal of such tender.

                                CAPITAL STRUCTURE

     Brandywine Fund, Inc. has authorized capital of 500,000,000 shares of common stock and Brandywine Blue Fund, Inc. has authorized capital of 200,000,000 shares of common stock, of which 100,000,000 shares have been allocated to Brandywine Blue Fund and 100,000,000 shares have been allocated to Brandywine Advisors Fund Each outstanding share entitles the holder to vote. Generally shares of Brandywine Blue Fund and Brandywine Advisors Fund are voted in the aggregate and not by each Fund, except where class voting by each Fund is required by Maryland law or the Act (e.g. change in investment policy or approval of an investment advisory agreement).

     The shares of each of Brandywine Advisors Fund and Brandywine Blue Fund have the same preferences, limitations and rights, except that all consideration received from the sale of shares of each Fund, together with all income, earnings and profits and proceeds thereof belong to that Fund and are charged with the liabilities in respect to that Fund and of that Fund's share of the general liabilities of Brandywine Blue Fund, Inc. in the proportion that the total net assets of each Fund bears to the total net assets of both Funds. The net asset value per share of each Fund is based on the assets belonging to that Fund less the liabilities charged to that Fund, and dividends are paid to each Fund only out of lawfully available assets belonging to that Fund. In the event of liquidation or dissolution of Brandywine Blue Fund, Inc., the stockholders of each Fund will be entitled, out of the assets of Brandywine Blue Fund, Inc. available for distribution, to the assets belonging to each Fund.

     All shares of Brandywine Fund participate equally in dividends and other distributions by such Fund and in the residual assets of such Fund in the event of liquidation.

     Shares of each Fund have no preemptive, conversion, subscription or cumulative voting rights. Consequently, with respect to each of Brandywine Fund, Inc. and Brandywine Blue Fund, Inc., the holders of more than 50% of the shares voting for the election of directors can elect the entire Board of Directors, and in such event, the holders of the remaining shares voting will not be able to elect any person to the Board of Directors.

     The shares of each Fund are redeemable and transferable. All shares issued and sold by the Funds will be fully paid and nonassessable. Fractional shares have the same rights proportionately as full shares.

                             INDEPENDENT ACCOUNTANTS

     PricewaterhouseCoopers LLP, 100 East Wisconsin Avenue, Suite 1500, Milwaukee, Wisconsin 53202, currently serves as the independent accountants for each Fund.

                        DESCRIPTION OF SECURITIES RATINGS

     The Funds may invest in publicly distributed debt securities assigned one of the three highest ratings of either Standard & Poor's Corporation ("Standard & Poor's") or Moody's Investors Service, Inc. ("Moody's"). A brief description of the ratings symbols and their meanings follows.

     Standard & Poor's Debt Ratings. A Standard & Poor's corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees.

     The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

     The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

     The ratings are based, in varying degrees, on the following considerations:

     I. Likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

     II.  Nature of and provisions of the obligation;

     III. Protection afforded by, and relative position of the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights;

     AAA - Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

     AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

     A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in the higher rated categories.

     BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     Moody's Bond Ratings.

     Aaa - Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large, or by an exceptionally stable, margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa - Bonds which are Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa - Bonds which are rated Baa are considered as medium grade obligations; (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Moody's applies numerical modifiers 1, 2 and 3 in each of the foregoing generic rating classifications. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

STATEMENT OF ADDITIONAL INFORMATION
-----------------------------------
for the Brandywine Advisors Fund series
of Brandywine Blue Fund, Inc.                                   January 31, 2003

                            BRANDYWINE ADVISORS FUND



     This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus of Brandywine Advisors Fund dated January 31, 2003. Requests for copies of the prospectus should be made in writing to Brandywine Advisors Fund, P.O. Box 4166, Greenville, Delaware, 19807,
Email: bfunds@friess.com or Website: www.brandywinefunds.com, or by calling
(877) 636-6460.

     The following financial statements are incorporated by reference to the Annual Report, dated September 30, 2002, of Brandywine Advisors Fund (File No. 811-06221), as filed with the Securities and Exchange Commission on November 22, 2002:


               Statement of Net Assets
               Statement of Operations
               Statements of Changes in Net Assets
               Financial Highlights
               Notes to Financial Statements
               Report of Independent Accountants

     Stockholders may obtain a copy of the Annual Report, without charge, by calling 1-877-636-6460.















                           BRANDYWINE BLUE FUND, INC.
                            BRANDYWINE ADVISORS FUND
                                3711 Kennett Pike
                           Greenville, Delaware 19807

                            BRANDYWINE ADVISORS FUND

                                Table of Contents
                                -----------------

                                                                        Page No.
                                                                        --------

GENERAL INFORMATION AND HISTORY................................................1

INVESTMENT RESTRICTIONS........................................................1

INVESTMENT CONSIDERATIONS......................................................2

DIRECTORS AND OFFICERS OF THE COMPANY..........................................5

PRINCIPAL STOCKHOLDERS........................................................12

INVESTMENT ADVISER AND SUB-ADVISER............................................13

SERVICE AGREEMENT.............................................................16

DETERMINATION OF NET ASSET VALUE AND PERFORMANCE..............................16

DISTRIBUTION OF SHARES........................................................20

PURCHASE OF SHARES............................................................21

REDEMPTION OF SHARES..........................................................21

ALLOCATION OF PORTFOLIO BROKERAGE.............................................21

CUSTODIAN.....................................................................23

TAXES.........................................................................23

STOCKHOLDER MEETINGS..........................................................24

CAPITAL STRUCTURE.............................................................25

INDEPENDENT ACCOUNTANTS.......................................................26

DESCRIPTION OF SECURITIES RATINGS.............................................26


     No person has been authorized to give any information or to make any representations other than those contained in this Statement of Additional Information and the Prospectus dated January 31, 2003 and, if given or made, such information or representations may not be relied upon as having been authorized by Brandywine Advisors Fund.

     This Statement of Additional Information does not constitute an offer to sell securities.

                         GENERAL INFORMATION AND HISTORY

     Brandywine Blue Fund, Inc. (the "Company") is an open-end, management investment company, consisting of two diversified portfolios, Brandywine Blue Fund and Brandywine Advisors Fund (the "Fund"), registered under the Investment Company Act of 1940 (the "Act"). This statement of additional information provides information about Brandywine Advisors Fund (the "Fund"). The Company is a Maryland corporation incorporated on November 13, 1990.

                             INVESTMENT RESTRICTIONS

     The Fund has adopted the following investment restrictions which are matters of fundamental policy and cannot be changed without approval of the holders of the lesser of: (i) 67% of the Fund's shares present or represented at a stockholder's meeting at which the holders of more than 50% of such shares are present or represented; or (ii) more than 50% of the outstanding shares of the Fund.

     1. The Fund will not purchase securities on margin, participate in a joint-trading account, sell securities short, or write or invest in put or call options.

     2. The Fund will not borrow money or issue senior securities, except for temporary bank borrowings. The Fund may pledge its assets to secure borrowings. The Fund will not purchase securities while it has any outstanding borrowings.

     3. The Fund will not lend money (except by purchasing debt securities of a type normally acquired by institutional investors or entering into repurchase agreements) and will not lend its portfolio securities.

     4. The Fund will not make investments for the purpose of exercising control or management of any company.

     5. The Fund will limit its purchases of securities of any issuer (other than the United States or an instrumentality of the United States) in such a manner that it will satisfy at all times the requirements of Section 5(b)(1) of the Act (i.e., that at least 75% of the value of its total assets is represented by cash and cash items (including receivables), U.S. Government Securities, securities of other investment companies, and other securities for the purpose of the foregoing limited in respect of any one issuer to an amount not greater than 5% of the value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer.)

     6. The Fund will not concentrate 25% or more of the value of its total assets, determined at the time an investment is made, exclusive of U.S. Government Securities, in securities issued by companies engaged in the same industry.

     7. The Fund will not act as an underwriter or distributor of securities other than of its shares (except to the extent the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended, in the disposition of restricted securities).

     8. The Fund will not purchase interests in any oil, gas or any other mineral exploration or development program.

     9. The Fund will not purchase or sell real estate or real estate mortgage loans. (This prohibition shall include limited partnership interests of limited partnerships investing in real estate, but shall not include readily marketable investments in real estate investment trusts or readily marketable securities of companies investing in real estate.)

     10. The Fund will not purchase or sell commodities or commodities contracts, including futures contracts.

     The following investment limitations are not fundamental and may be changed without stockholder approval.

     1. The Fund will not invest more than 5% of its total assets in securities of unseasoned issuers, including their predecessors, which have been in operation for less than 3 years.

     2. The Fund will not invest more than 15% of the value of its net assets in illiquid securities.

     3. The Fund will not purchase securities of other investment companies except (a) as part of a plan of merger, consolidation or reorganization approved by the stockholders of the Fund or (b) securities of registered closed-end investment companies on the open market where no commission or profit results, other than the usual and customary broker's commission and where as a result of such purchase the Fund would hold less than 3% of any class of securities, including voting securities, of any registered closed-end investment company and less than 5% of the Fund's assets, taken at current value, would be invested in securities of registered closed-end investment companies.

     4. The Fund's investments in money market instruments and cash will not exceed 10% of the Fund's net assets, except for short-term portfolio repositioning.

     Except for investment restrictions relating to borrowing money or investing in illiquid securities, unless specifically stated in an investment restriction, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from changes in value of a Fund's assets will not constitute a violation of that restriction.

                            INVESTMENT CONSIDERATIONS

     The Fund invests mainly in common stocks of U.S. companies. However when the Fund's investment adviser believes that securities other than common stocks offer opportunity for long-term capital appreciation, the Fund may invest up to 30% of its net assets in publicly distributed debt securities, preferred stocks, particularly those which are convertible into or carry rights to acquire common stocks, and warrants. (The Fund currently intends to invest not more than 10% of its net assets in any of publicly distributed debt securities, preferred stocks or warrants.) Investments in publicly distributed debt securities and nonconvertible preferred stocks offer an opportunity for growth of capital during periods of declining interest rates, when the market value of such securities in general increases. The Fund will limit its investments in publicly distributed debt securities to those which have been assigned one of the three highest ratings of either Standard & Poor's Corporation (AAA, AA and A) or Moody's Investors Service, Inc. (Aaa, Aa and A). In the event a publicly distributed debt security is downgraded after investment, the Fund may retain such security unless it is rated less than investment grade (i.e., less than BBB by Standard & Poor's Corporation or Baa by Moody's Investors Service, Inc.). If it is downgraded below investment grade, the Fund will promptly dispose of such publicly distributed debt security. A description of the foregoing ratings is set forth in "Description of Securities Ratings."

     The Fund may invest in securities of foreign issuers or in American Depository Receipts of such issuers. Such investments may involve risks which are in addition to the usual risks inherent in domestic investments. The value of the Fund's foreign investments may be significantly affected by changes in currency exchange rates and the Fund may incur costs in converting securities denominated in foreign currencies to U.S. dollars. In many countries, there is less publicly available information about issuers than is available in the reports and ratings published about companies in the United States. Additionally, foreign companies are not subject to uniform accounting, auditing and financial reporting standards. Dividends and interest on foreign securities may be subject to foreign withholding taxes, which would reduce the Fund's income without providing a tax credit for the Fund's stockholders. Although the Fund intends to invest in securities of foreign issuers domiciled in nations which the Fund's investment adviser considers as having stable and friendly governments, there is the possibility of expropriation, confiscatory taxation, currency blockage or political or social instability which could affect investments in those nations.

     The money market instruments in which the Fund invests include conservative fixed-income securities, such as U.S. Treasury Bills, certificates of deposit of U.S. banks (provided that the bank has capital, surplus and undivided profits, as of the date of its most recently published annual financial statements, with a value in excess of $100,000,000 at the date of investment), commercial paper rated A-1 by Standard & Poor's Corporation or Prime-l by Moody's Investors Service, Inc., commercial paper master notes and repurchase agreements. Commercial paper master notes are unsecured promissory notes issued by corporations to finance short-term credit needs. They permit a series of short-term borrowings under a single note. Borrowings under commercial paper master notes are payable in whole or in part at any time upon demand, may be prepaid in whole or in part at any time, and bear interest at rates which are fixed to known lending rates and automatically adjusted when such known lending rates change. There is no secondary market for commercial paper master notes. The Fund's investment adviser will monitor the creditworthiness of the issuers of the commercial paper master notes while any borrowings are outstanding.

     Repurchase agreements are agreements under which the seller of a security agrees at the time of sale to repurchase the security at an agreed time and price. The Fund will not enter into repurchase agreements with entities other than banks or invest over 15% of its net assets in repurchase agreements with maturities of more than seven days. If a seller of a repurchase agreement defaults and does not repurchase the security subject to the agreement, the Fund will look to the collateral security underlying the seller's repurchase agreement, including the securities subject to the repurchase agreement, for satisfaction of the seller's obligation to the Fund. In such event, the Fund might incur disposition costs in liquidating the collateral and might suffer a loss if the value of the collateral declines. In addition, if bankruptcy proceedings are instituted against a seller of a repurchase agreement, realization upon the collateral may be delayed or limited.

                      DIRECTORS AND OFFICERS OF THE COMPANY

     As a Maryland corporation, the business and affairs of the Company are managed by its officers under the direction of its Board of Directors. The same persons currently serve as directors and officers of both Brandywine Blue Fund, Inc.
and Brandywine Fund, Inc., another registered investment company advised by the Fund's investment adviser. The name, address, principal occupations during the past five years, other public company and registered investment company directorships and other information with respect to each of the directors and officers of the Company are as follows:


                                                                                             Number of
                                                                                             Portfolios
                           Position(s)      Term of Office                                   in the Fund        Other
                           Held             and Length of     Principal Occupation(s)        Complex Overseen   Directorships
                           with the Funds   Time Served       During Past 5 Years            by Director(1)     Held by Director
                           --------------   -----------       -------------------            --------------     ----------------

"Disinterested Persons"
Robert F. Birch             Director       Indefinite, until  Mr. Birch has been Chairman         3             Hyperion Funds; New
Age:  66                                   successor elected  and President of the New                          American High
Address:                                                      America High Income Fund,                         Income Fund
8 Knollwood Drive                          Since 2001         a high yield bond fund traded
Dover, MA  02030                                              on the New York Stock Exchange,
                                                              since 1992.

C. Quentin S. Jackson       Director       Indefinite, until  Mr. Jackson is President and        3             None
Age:  59                                   successor elected  Chief Executive Officer of
Address:                                                      Nuclear Electric Insurance Ltd.,
c/o Nuclear Electric                       Since 2001         a multi-billion dollar company
Insurance Ltd                                                 mutually owned by energy companies
1201 Market Street                                            to provide property and accidental
Suite 1200                                                    outage insurance to all operating
Wilmington, DE  19801                                         nuclear power stations in the United
                                                              States and some overseas.  He has
                                                              been with Nuclear Electric since
                                                              1987.

Stuart A. McFarland         Director       Indefinite, until  M. McFarland is a Managing Partner  3             Newcastle
Age:  55                                   successor elected  at Federal City Capital Advisors,                 Investment
Address:                                                      a merchant banking firm.  From                    Corporation
5020 Glenbrook Road, N.W.                  Since 2001         1999 until 2002, he served as
Washington, DC  20016                                         President and Chief Executive of
                                                              Pedestal Inc., an internet based
                                                              secondary mortgage market trading
                                                              platform based in Washington, DC.
                                                              Mr. McFarland also served as Chief
                                                              Financial Officer of Fannie Mae and
                                                              an officer of G.E. Capital.

                                                                                             Number of
                                                                                             Portfolios
                           Position(s)      Term of Office                                   in the Fund        Other
                           Held             and Length of     Principal Occupation(s)        Complex Overseen   Directorships
                           with the Funds   Time Served       During Past 5 Years            by Director(1)     Held by Director
                           --------------   -----------       -------------------            --------------     ----------------
"Disinterested Persons"
W. Richard Scarlett III     Director       Indefinite, until  Mr. Scarlett is Chairman,           3             United
Age:  63                                   successor elected  President and Chief Executive                     Bancorporation of
Address:                                                      Officer of United Bancorporation                  Wyoming, Inc.
c/o United Bancorporation                  Since 2001         of Wyoming, Inc., having been
of Wyoming, Inc.                                              with the Bank since 1981.
112 Center Street
Jackson, WY  83001

Marvin N. Schoenhals        Director       Indefinite, until  Mr. Schoenhals is Chairman          3             WSFS Financial
Age:  55                                   successor elected  and President of WSFS Financial                   Corporation
Address:                                                      Corporation, a bank holding
c/o WSFS Corporation                       Since 1998         company.
838 Market Street
Wilmington, DE  19801

James W. Zug                Director       Indefinite, until  Mr. Zug is a retired Partner of     3             SPS Technologies;
Age:  62                                   successor elected  PricewaterhouseCoopers LLP.                       Stackpole, Ltd
Address:                                                      He was employed with
5 Radnor Corporate Center                  Since 2001         PricewaterhouseCoopers and
Suite 520                                                     its predecessors from 1964
100 Matsonford Road                                           until 2000.
Radnor, PA  19087



_______________

(1) Brandywine Blue Fund, Brandywine Advisors Fund and Brandywine Fund, a series of Brandywine Fund, Inc. are the only funds in the fund complex.

                                                                                             Number of
                                                                                             Portfolios
                           Position(s)      Term of Office                                   in the Fund        Other
                           Held             and Length of     Principal Occupation(s)        Complex Overseen   Directorships
                           with the Funds   Time Served       During Past 5 Years            by Director(1)     Held by Director
                           --------------   -----------       -------------------            --------------     ----------------
"Interested Persons" (as defined in the Act) 2

William F. D'Alonzo         Director and    Director:          Mr. D'Alonzo joined Friess          3             None
Age:  48                    Vice President                     Associates, LLC  in 1981 as
Address:                                    Indefinite, until  part of the research team.  He
c/o Friess Associates, LLC                  successor elected  became Chief Investment Officer
3711 Kennett Pike                                              of Friess Associates, LLC and
Greenville, DE  19807                       Since 2001         Friess Associates of Delaware,
                                                               LLC, an affiliate of Friess
                                            Officer:           Associates, LLC (the "Friess
                                                               Companies") in 1997.  Mr. D'Alonzo
                                            1 year term        became Chief Executive Officer of
                                                               the Friess Companies in 2002.
                                            Since 1990         Friess Associates, LLC and its
                                                               predecessor have been the investment
                                                               adviser for the Fund since
                                                               its inception.  Friess Associates
                                                               of Delaware, LLC is the Fund's
                                                               sub-adviser

Foster S. Friess            Director,       Director:          Mr. Friess founded Friess           3             None
Age:  62                    President, and                     Associates, LLC in 1974 with his
Address:                    Treasurer       Indefinite, until  wife,  Lynnette E. Friess, and
c/o Friess Associates, LLC                  successor elected  created the  Brandywine Funds,
115 East Snow King Avenue                                      serving as Chairman  of the Board
Jackson, WY  83001                          Since 1985         since Brandywine's inception in
                                                               1985.  He currently serves as
                                            Officer:           Chairman of the Friess Companies.
                                                               Friess Associates, LLC and its
                                            1 year term        predecessor have been the investment
                                                               adviser for the Fund since its
                                            President and      inception. Friess Associates of
                                            Treasurer since    Delaware, LLC is the Fund's
                                            1985               sub-adviser.

                                                                                             Number of
                                                                                             Portfolios
                           Position(s)      Term of Office                                   in the Fund        Other
                           Held             and Length of     Principal Occupation(s)        Complex Overseen   Directorships
                           with the Funds   Time Served       During Past 5 Years            by Director(1)     Held by Director
                           --------------   -----------       -------------------            --------------     ----------------
"Interested Persons" (as defined in the Act) 2

Lynda J. Campbell           Vice President  1 year term        Ms. Campbell joined Friess          N/A           N/A
Age:  57                    and Secretary                      Associates, LLC, the Fund's
Address:                                    Vice President     investment adviser, in 1985,
c/o Friess Associates, LLC                  since 1998;        the year of Brandywine Fund's
3711 Kennett Pike                           Secretary since    inception.  She is currently
Greenville, DE  19807                       1990               Chief Administrative Officer of
                                                               Friess Associates of Delaware,
                                                               LLC, the Fund's sub-adviser.

Carl S. Gates               Vice President  1 year term        Mr. Gates joined Friess Associates, N/A           N/A
Age:  70                                                       LLC, the Fund's investment adviser
Address:                                    Since 1994         in 1988, following 34 years
c/o Friess Associates, LLC                                     at the DuPont Co., where he
3711 Kennett Pike                                              ran the half-a-billion-dollar-
Greenville, DE  19807                                          a-year Riston Division, which
                                                               supplied materials for making
                                                               printed circuit boards to
                                                               electronics companies around the
                                                               world.

Christopher G. Long         Vice President  1 year term        Mr. Long has been with Friess       N/A           N/A
Age:  36                                                       Associates, LLC, the Fund's
Address:                                    Since December     investment adviser, for the past
c/o Friess Associates, LLC                  2002               five years, most recently as Chief
3711 Kennett Pike                                              Operating Officer.
Greenville, DE  19807

David D. Marky              Vice President  1 year term        Mr. Marky joined Friess             N/A           N/A
Age:  37                                                       Associates, LLC, the Fund's
Address:                                    Since December     investment adviser, in July of
c/o Friess Associates, LLC                  2002               2000. He is currently the
3711 Kennett Pike                                              Compliance Director. Prior to
Greenville, DE  19807                                          joining Friess Associates, LLC,
                                                               Mr. Marky was employed by PFPC,
                                                               a wholly owned subsidiary of PNC
                                                               Bank N.A., as Director of Fund
                                                               Accounting and Administration.
                                                               He was with PFPC for thirteen years.

                                                                                             Number of
                                                                                             Portfolios
                           Position(s)      Term of Office                                   in the Fund        Other
                           Held             and Length of     Principal Occupation(s)        Complex Overseen   Directorships
                           with the Funds   Time Served       During Past 5 Years            by Director(1)     Held by Director
                           --------------   -----------       -------------------            --------------     ----------------
"Interested Persons" (as defined in the Act) 2

Paul R. Robinson            Vice President  1 year term        Mr. Robinson has been a             N/A           N/A
Age:  79                                                       consultant to Friess Associates,
Address:                                    Since 1990         LLC, the Fund's adviser,
c/o Friess Associates, LLC                                     since June 1985.
3711 Kennett Pike
Greenville, DE  19807

_______________

(1)  Brandywine Blue Fund, Brandywine Advisors Fund and Brandywine Fund, a series of Brandywine Fund, Inc. are the only funds in the fund complex.
(2)  All of the officers of the Company and employees of the Friess Companies are "interested persons" of the Company
     (as defined in the Act).

     The Company's Board of Directors has created an audit committee whose members consist of Messrs. McFarland, Schoenhals and Zug. The primary functions of the audit committee are to recommend to the Board of Directors the independent accountants to be retained to perform the annual audit of the Fund, to review the results of the audit, to review the Fund's internal controls and to review certain other matters relating to the Fund's accountants and financial records. The Company's Board of Directors has no other committees. The audit committee met once during the fiscal year ended September 30, 2002.

     The standard method of compensating the directors of the Company and Brandywine Fund, Inc. is for the Fund, Brandywine Blue Fund and Brandywine Fund to pay each disinterested director an annual fee of $20,000, $5,000 and $2,500, respectively. Directors may elect to defer the receipt of some or all of the compensation they earn as directors. Amounts deferred increase or decrease in value as if they had been invested in shares of the applicable Fund. Each of the Fund, Brandywine Blue Fund and Brandywine Fund also may reimburse directors for travel expenses incurred in order to attend meetings of the Boards of Directors.

     The table below sets forth the compensation paid by the Fund to each of the directors of the Company during the fiscal year ended September 30, 2002:

                                                  COMPENSATION TABLE

                                                            Pension or
                                                            Retirement                                    Total
                                                         Benefits Accrued                             Compensation
                                         Aggregate              As           Estimated Annual         From Fund and
                                       Compensation        Part of Fund        Benefits Upon       Fund Complex(1) (2)
          Name of Person               From Fund(1)          Expenses           Retirement          Paid to Directors
          --------------               ------------          --------           ----------          -----------------
"Disinterested Persons"

Robert F. Birch(3)                        $2,344               $0                  $0                     $25,781

John E. Burris(3) (4)                      $ 156               $0                  $0                      $1,718

C. Quentin S. Jackson(3)                  $2,344               $0                  $0                     $25,781

Stuart A. McFarland(3)                    $2,344               $0                  $0                     $25,781

Stig Ramel(4)                              $ 156               $0                  $0                      $1,718

W. Richard Scarlett III(3)                $2,344               $0                  $0                     $25,781

Marvin N. Schoenhals(3)                   $2,500               $0                  $0                     $27,500

James W. Zug                              $2,344               $0                  $0                     $25,781

"Interested Persons" (as defined in the Act)

William F. D'Alonzo                        $ 0                 $0                  $0                     $ 0

Foster S. Friess                           $ 0                 $0                  $0                     $ 0
_______________

(1)      Includes amounts deferred at the election of the director.
(2)      Brandywine Blue Fund, Brandywine Advisors Fund and Brandywine Fund are the only funds in the fund complex.
(3)      At September 30, 2002 the total amount of deferred compensation payable to each of Messrs. Birch, Jackson, McFarland and
         Scarlett was $2,289, to Mr. Schoenhals was $4,459 and to Mr. Burris was $572.
(4)      Messrs. Burris and Ramel resigned as directors effective October 24, 2001.

     The following table sets forth the dollar range of equity securities beneficially owned by each Director in the Fund as of December 31, 2002:

                                                            Aggregate Dollar Range of Equity
                                                            Securities in All Registered
                                     Dollar Range of        Investment Companies Overseen by
                                     Equity Securities      Director in Family of
Name of Director                     in the Fund            Investment Companies(1)
----------------                     -----------            -----------------------
"Disinterested Persons"

Robert F. Birch                      $10,001-$50,000        Over $100,000

C. Quentin S. Jackson                None                   $50,001-$100,000

Stuart A. McFarland                  None                   None

W. Richard Scarlett III              None                   $10,001-$50,000

Marvin N. Schoenhals                 None                   $10,001-$50,000

James W. Zug                         None                   $10,001-$50,000

"Interested Persons" (as defined in the Act)

William F. D'Alonzo                  Over $100,000          Over $100,000

Foster S. Friess                     Over $100,000          Over $100,000
         _______________

(1) Brandywine Blue Fund, Brandywine Advisors Fund and Brandywine Fund are the only funds in the fund complex.

     The Companies and Friess Associates, LLC, the Fund's investment adviser have adopted a code of ethics pursuant to Rule 17j-1 under the Act. The code of ethics permits personnel subject thereto to invest in securities, including securities that may be purchased or held by the Fund. The code of ethics generally prohibits, among other things, persons subject thereto from purchasing or selling securities if they know at the time of such purchase or sale that the security is being considered for purchase or sale by the Fund or is being purchased or sold by the Fund.

                             PRINCIPAL STOCKHOLDERS

     At December 31, 2002, all officers and directors of the Company as a group (13 persons) beneficially owned 13,503,329 shares of common stock of the Fund, or 88.01% of the then outstanding shares. At such date, Foster S. Friess and Lynnette E. Friess, P.O. Box 4166, Greenville, Delaware 19807, owned 13,474,433 shares of the Fund's common stock, or 87.83% of the then outstanding shares. As a result of their holdings, Foster and Lynnette Friess control the Fund. Foster and Lynnette Friess own sufficient shares of the Fund to approve or disapprove all matters brought solely before the shareholders of the Fund. Foster and Lynnette Friess also own sufficient shares of the Fund and Brandywine Blue Fund to approve any matter, including the election of directors, for which shares of the Fund and Brandywine Blue Fund vote in the aggregate.

     Other than the foregoing, the Fund is not aware of any person who, as of December 31, 2002, owned of record or beneficially 5% or more of the shares of Brandywine Advisors Fund.

                       INVESTMENT ADVISER AND SUB-ADVISER

                               Investment Adviser
                               ------------------


     The investment adviser to the Fund is Friess Associates, LLC (formerly Friess Associates, Inc.) (the "Adviser"). Affiliated Managers Group, Inc. ("AMG") is the managing member of the Adviser. AMG, Boston, Massachusetts, is a publicly-traded asset management company, which holds equity interests in investment management firms. Prior to October 31, 2001, the Adviser performed all investment advisory services for the Fund pursuant to an investment advisory agreement between the Fund and the Adviser (the "Advisory Agreement"). Effective October 31, 2001, the Fund's investment advisory agreement allows the Adviser to delegate some or all of its responsibilities to one or more sub-advisers. The Adviser furnishes continuous investment advisory services and management to the Fund. The Adviser supervises and manages the investment portfolio of the Fund and, subject to such policies as the Board of Directors of the Company may determine, directs the purchase or sale of investment securities in the day-to-day management of the Fund's investment portfolio. For its services, the Fund pays the Adviser a monthly management fee at the annual rate of 1% of the Fund's daily net assets. The Adviser at its own expense and without reimbursement from the Fund, furnishes office space and all necessary office facilities, equipment and executive personnel for managing the investments of the Fund and pays salaries and fees of all officers and directors of the Company (except the fees paid to directors who are not interested persons of the Adviser).

     During the fiscal years ended September 30, 2002 and 2001, the Fund paid the Adviser investment advisory fees of $979,530 and $277,674, respectively.(1)

     The Fund pays all of its expenses not assumed by the Adviser including, but not limited to, the costs of preparing and printing its registration statement required under the Securities Act of 1933 and the Act and any amendments thereto, the expense of registering its shares with the Securities and Exchange Commission and in the various states, the printing and distribution cost of prospectuses mailed to existing stockholders, the cost of stock certificates, director and officer liability insurance, reports to stockholders, reports to government authorities and proxy statements, interest charges, brokerage commissions, and expenses incurred in connection with portfolio transactions. Such expenses may include administrative services performed by the Adviser for which the Adviser will be reimbursed by the Fund. During the fiscal years ended September 30, 2002 and 2001, the Adviser did not perform any administrative services for which it was reimbursed by the Fund.(2)


-----------------------
     (1) The Fund did not pay any investment advisory fees to the Adviser prior to the fiscal year ended September 30, 2001 since the Fund did not commence operations until October 1, 2000.

     (2) The Adviser did not perform any administrative services prior to the fiscal year ended September 30, 2001 for which it was reimbursed by the Fund since the Fund did not commence operations until October 1, 2000.

     The Fund also pays the fees of directors who are not interested persons of the Adviser, salaries of administrative and clerical personnel, association membership dues, auditing and accounting services, fees and expenses of any custodian or trustees having custody of assets of the Fund, expenses of calculating the Fund's net asset value and repurchasing and redeeming shares, and charges and expenses of dividend disbursing agents, registrars, and stock transfer agents, including the cost of keeping all necessary stockholder records and accounts and handling any problems related thereto.

     The Adviser has undertaken to reimburse the Fund to the extent that the aggregate annual operating expenses, including the investment advisory fee but excluding interest, taxes, brokerage commissions and extraordinary items, exceed that percentage of the average net assets of the Fund for such year, as determined by valuations made as of the close of each business day of the year, which is the most restrictive percentage provided by the state laws of the various states in which the Fund's shares are qualified for sale, or if the states in which the Fund's shares are qualified for sale impose no such restrictions, 1.95%. As of the date hereof, no such state law provision was applicable to the Fund. The Fund monitors its expense ratio at least on a monthly basis. If the accrued amount of the expenses of the Fund exceeds the applicable expense limitation, the Fund creates an account receivable from the Adviser for the amount of such excess. In such a situation the monthly payment of the Adviser's fee will be reduced by the amount of such excess, subject to adjustment month by month during the balance of the Fund's fiscal year if accrued expenses thereafter fall below this limit. No reimbursement was required during the fiscal years ended September 30, 2002 and 2001.(3)

     The Advisory Agreement will remain in effect as long as its continuance is specifically approved at least annually, by (i) the Board of Directors of the Company, or by the vote of a majority (as defined in the Act) of the outstanding shares of the Fund, and (ii) by the vote of a majority of the directors of the Company who are not parties to the Advisory Agreement or interested persons of the Adviser, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement provides that it may be terminated at any time without the payment of any penalty, by the Board of Directors of the Company or by vote of a majority of the applicable Fund's stockholders, on sixty days written notice to the Adviser, and by the Adviser on the same notice to the Fund and that it shall be automatically terminated if it is assigned.

     The Advisory Agreement provides that the Adviser shall not be liable to the Fund or its stockholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties. The Advisory Agreement also provides that the Adviser and its officers, directors and employees may engage in other businesses, devote time and attention to any other business whether of a similar or dissimilar nature, and render investment advisory services to others.



------------------------
     (3) No reimbursement was required prior to the fiscal year ended September 30, 2001 since the Fund did not commence operations until October 1, 2000.

                                   Sub-Adviser
                                   -----------

     The sub-adviser to the Fund is Friess Associates of Delaware, LLC (the "Sub-Adviser"). AMG is the managing member of the Sub-Adviser. Pursuant to sub-advisory agreements between the Fund, the Adviser and the Sub-Adviser ("the Sub-Advisory Agreements"), the Sub-Adviser is responsible for managing the investment and reinvestment of the Fund's assets and will take such steps as may be necessary to implement its investment decisions to the extent such authority has been delegated to it by the Adviser. Under the Sub-Advisory Agreements, the Sub-Adviser, at its own expense and without reimbursement from the Company or the Fund, shall furnish office space, and all necessary office facilities, equipment and executive personnel for performing the duties delegated to it. For its services to the Fund, the Adviser, not the Fund, pays the Sub-Adviser's fees.

     The Sub-Advisory Agreement will remain in effect for an initial two-year term and indefinitely thereafter as long as its continuance is specifically approved at least annually by (i) the Board of Directors of the Company, or by the vote of a majority (as defined in the Act) of the outstanding shares of the Fund, and (ii) by the vote of a majority of the directors of the applicable Company who are not interested parties to the Sub-Advisory Agreement or interested persons of the Sub-Adviser, cast in person at a meeting called for the purpose of voting on such approval. The Sub-Advisory Agreement provides that it may be terminated at any time without payment of any penalty, by any party immediately upon written notice to the other parties in the event of a breach of any provision of the Sub-Advisory Agreement by the party so notified, or otherwise upon giving thirty days' written notice to the other parties, and that it shall be automatically terminated if it is assigned.

     The Sub-Advisory Agreement provides that the Sub-Adviser shall not be liable to the Fund or its stockholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties. The Sub-Advisory Agreement also provides that the Sub-Adviser and its officers, directors and employees may engage in other businesses, devote time and attention to any other business whether of a similar or dissimilar nature, and render investment advisory services to others.

     In approving the Advisory Agreement and the Sub-Advisory Agreement, the Company's Board of Directors considered a number of factors, including, but not limited to, the following:

     o the nature and quality of the services offered by the Adviser and the Sub-Adviser;

     o the reasonableness of the compensation payable to the Adviser and the Sub-Adviser;

     o the Adviser's and Sub-Adviser's personnel, operations and financial condition;

     o the Adviser's portfolio management, monitoring and evaluation and the Fund's performance; and

     o    the Fund's expense ratio.

     Based upon its review, the Board concluded that the investment methodologies of the Adviser and the Sub-Adviser would fit with the Fund's investment policies, and that the Adviser and the Sub-Adviser had the capabilities, resources and personnel necessary to manage the Fund effectively. Further, the Board concluded that based on the services the Adviser and Sub-Adviser would be required to render under the Advisory Agreement and the Sub-Advisory Agreement, that the compensations to be paid to the Adviser and the Sub-Adviser was fair and reasonable. Accordingly, the Company's Board of Directors concluded that is would be in the best interests of the Fund to continue the Advisory Agreement and the Sub-Advisory Agreement.

                                SERVICE AGREEMENT

     The Fund has entered into a Service Agreement with Fiduciary Management, Inc., 225 East Mason Street, Milwaukee, Wisconsin 53202. Pursuant to such Service Agreement, Fiduciary Management, Inc. serves as the Fund's administrator and in this capacity is responsible for (a) calculating daily the Fund's net asset value, (b) recordkeeping and (c) preparing financial statements, excise tax returns and reports required by the Securities and Exchange Commission. For these services the Fund pays Fiduciary Management, Inc. a negotiated annual fee and varying fees for blue sky filing services. For the fiscal years ending September 30, 2002 and 2001 the Fund paid Fiduciary Management, Inc. $22,000 and $20,000, respectively, pursuant to the Service Agreement.(4)

     The Service Agreement may be terminated at any time by either the Fund or Fiduciary Management, Inc. upon 90 days written notice. The Service Agreement provides that Fiduciary Management, Inc. shall not be liable to the Fund, the Adviser or any stockholders of the Fund for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties. Fiduciary Management, Inc. performs similar services for other investment companies.

                DETERMINATION OF NET ASSET VALUE AND PERFORMANCE

     The net asset value of the Fund will normally be determined as of the close of trading on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is open for trading Monday through Friday except New Year's Day, Dr. Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Additionally, if any of the aforementioned holidays falls on a Saturday, the New York Stock Exchange will not be open for trading on the preceding Friday and when any such holiday falls on a Sunday, the New York Stock Exchange will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period. The New York Stock Exchange also may be closed on national days of mourning.


-------------------------
     (4) Prior to September 30, 2001, the Fund did not pay any fees to Fiduciary Management, Inc. pursuant to the Service Agreement since it did not commence operations until October 1, 2000.

     The net asset value (or "price") per share of the Fund is determined by dividing the total value of the Fund's investments and other assets less any liabilities, by the number of its outstanding shares. In calculating the Fund's net asset value, securities traded on any national stock exchange or quoted on the NASDAQ National Market System are valued on the basis of the last sale price on the date of valuation or, in the absence of any sale on that date, the most recent bid price. Other securities are valued at the most recent bid price, if market quotations are readily available. Debt securities (other than short term instruments) are valued at the latest bid prices furnished by independent pricing services. Any securities for which there are no readily available market quotations and other assets are valued at their fair value as determined in good faith by the Board of Directors. Securities with maturities of 60 days or less are valued at amortized cost.

     From time to time the Fund may provide several types of performance information in advertisements, sales literature or information to stockholders. Fund performance may be quoted numerically or may be represented in a table, graph or other illustration by presenting one or more performance measurements, including "average annual total return, " "average annual total return (before and after taxes)" "total return" and "cumulative total return."

                           Average Annual Total Return


     Average annual total return and total return figures measure both the net investment income generated by, and the effect of any realized and unrealized appreciation or depreciation of, the underlying investments in the Fund for the stated period, assuming the reinvestment of all dividends. Thus, these figures reflect the change in the value of an investment in the Fund during a specific period. Average annual total return will be quoted for at least the one, five and ten year periods ending on a recent calendar quarter (or if such periods have not elapsed, at the end of the shorter period corresponding to the life of the Fund). Average annual total return figures refer to the rate of return which, if applied to an initial investment at the beginning of the stated period and compounded over the period, would result in the redeemable value of the investment at the end of the stated period. Total return figures are not annualized and represent the aggregate percentage or dollar value change over the period in question. Cumulative total return reflects the Fund's performance over a stated period of time.

     The Fund's average annual total return (before taxes) figures are computed in accordance with the standardized method prescribed by the Securities and Exchange Commission by determining the average annual compounded rates of return over the periods indicated, that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                   P(1 + T)n = ERV

Where:       P       =     a hypothetical initial payment of $1,000
             T       =     average annual total return
             n       =     number of years
             ERV     =     ending redeemable value (before taxes) at the
                           end of the period of a hypothetical $1,000 payment made at the beginning of such period

This calculation (i) assumes all dividends and distributions are reinvested at net asset value or the appropriate reinvestment dates as described in the Prospectus, and (ii) deducts all recurring fees, such as advisory fees, charged as expenses to all investor accounts.

     Total return is the cumulative rate of investment growth which assumes that income dividends and capital gains are reinvested. It is determined by assuming a hypothetical investment at the net asset value at the beginning of the period, adding in the reinvestment of all income dividends and capital gains, calculating the ending value of the investment at the net asset value as of the end of the specified time period, subtracting the amount of the original investment, and dividing this amount by the amount of the original investment. This calculated amount is then expressed as a percentage by multiplying by 100.

                                                                Since the Fund's
   Average Annual Total Return Before Taxes                       Inception
 (for the periods ending September 30, 2002)    Past Year     (October 31, 2000)
---------------------------------------------  ------------   ------------------

Brandywine Advisors Fund                         -12.59%            -17.27%

           Average Annual Total Return (After Taxes on Distributions)*

     The average annual total return (after taxes on distributions) is computed by finding the average annual compounded rates of return over the specified periods that would equate the initial amount invested to the ending value, according to the following formula:

                                 P(1+T)n = ATVD

Where:   P  =   a hypothetical initial payment of $1,000
         T  =   average annual total return (after taxes on distributions)
         n  =   number of years
         ATVD = ending value of a hypothetical $1,000 payment made at the beginning of such periods after taxes on Fund distributions, but not after taxes on redemption.

      Average Annual Total Return After                      Since the Fund's
            Taxes on Distributions                              Inception
 (for the periods ending September 30, 2002)    Past Year   (October 31, 2000)
--------------------------------------------- ------------  ------------------

Brandywine Advisors Fund                         -12.59%          -17.27%

  Average Annual Total Returns (After Taxes on Distributions and Redemptions)*

     The average annual total returns (after taxes on distribution and redemptions) is computed by finding the average annual compounded rates of return over the specified periods that would equate the initial amount invested to the ending value, according to the following formula:

                                 P(1+T)n = ATVDR

Where:   P  =       a hypothetical initial investment of $1,000
         T  =       average and annual total return (after taxes on
                    distributions and redemptions)
         n  =       number of years
         ATVDR =    ending value of a hypothetical $1,000 payment made at the
                    beginning of such periods after taxes on Fund distributions and redemptions

      Average Annual Total Return After                       Since the Fund's
    Taxes on Distributions and Redemptions                       Inception
 (for the periods ending September 30, 2002)    Past Year    (October 31, 2000)
---------------------------------------------  ------------  ------------------

Brandywine Advisors Fund                         -7.73%           -13.56%

_____________________

* NOTE: For purposes of the computations of "after taxes on distributions" and "after taxes on distributions and redemptions," all distributions were considered reinvested and taxes on distributions were calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date(s). State, local and federal alternative minimum taxes were disregarded, and the effect of phase outs of certain exemptions, deductions and credits at various levels were also disregarded. Tax rates may vary over the performance measurement period. The tax rates on distributions used correspond to the tax character of the distributions (e.g. ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, long-term capital gain rate for long-term capital gain distributions). Capital gains taxes on redemption were calculated using the highest applicable federal individual capital gains tax rate(s) in effect on the redemption date for gains of the appropriate character and separately track the basis and holding period for the initial investment and each subsequent purchase through reinvested dividends and distributions. For purposes of the computation of "after taxes on distributions and redemptions" the tax benefit from capital losses, if any, resulting from the redemption is added to the ending redeemable value. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are generally not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

     The results below show the value of an assumed initial investment in the Fund of $100,000 made on October 31, 2000 through December 31, 2002, assuming reinvestment of all dividends and distributions:

 December 31       Value of $100,000 Investment         Cumulative % Change
 -----------       ----------------------------         --------------------
2000                      $102,672                              +2.7%
2001                        82,920                             -17.1
2002                        68,893                             -31.1


     The above performance results are historical and should not be considered indicative of the future performance of the Fund. An investment in the Fund will fluctuate in value, and at redemption its value may be more or less than the initial investment.

     The Fund may compare its performance to other mutual funds with similar investment objectives and to the industry as a whole, as quoted by ranking services and publications of general interest. For example, this may include Morningstar, Inc. and Lipper Analytical Services, Inc. (independent fund ranking services) and magazines, such as Money, Forbes and Business Week. In addition, the Fund may compare its performance to that of other selected mutual funds or recognized market indicators, including the Standard & Poor's 500 Stock Index, S&P MidCap 400 Index, Russell 2000 Index, Nasdaq Industrials Index and the Dow Jones Industrial Average. Such performance rankings or comparisons may be made with mutual funds that may have different investment restrictions, objectives, policies or techniques than the Fund, and such other funds or market indicators may be comprised of securities that differ from those the Fund holds or may purchase.

                             DISTRIBUTION OF SHARES

     The Fund has adopted a Service and Distribution Plan (the "Plan") in anticipation that the Fund will benefit from the Plan through increased sales of shares, thereby reducing the Fund's expense ratio and providing the Adviser with greater flexibility in management. The Plan provides that the Fund may incur certain costs which may not exceed a maximum amount equal to 0.25% per annum of the Fund's average daily net assets. Payments made pursuant to the Plan may only be used to pay distribution expenses incurred in the current year. Amounts paid under the Plan by the Fund may be spent by the Fund on any activities or expenses primarily intended to result in the sale of shares of the Fund, including but not limited to, advertising, compensation for sales and sales marketing activities of financial institutions and others, such as dealers or distributors, shareholder account servicing, the printing and mailing of prospectuses to other than current stockholders, and the printing and mailing of sales literature. Distribution expenses may be authorized by the officers of the Company or the Fund's distributor. The Fund's distributor is Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202. To the extent any activity financed by the Plan is one which the Fund may finance without a 12b-1 plan, the Fund may also make payments to finance such activity outside of the Plan and not be subject to its limitations.

     The Plan may be terminated by the Fund at any time by a vote of the directors of the Company who are not interested persons of the Company and who have no direct or indirect financial interest in the Plan or any agreement related thereto (the "Rule 12b-1 Directors") or by a vote of a majority of the outstanding shares of the Fund. Messrs. Birch, Jackson, McFarland, Scarlett, Schoenhals and Zug are currently the Rule 12b-1 Directors. Any change in the Plan that would materially increase the distribution expenses of the Fund provided for in the Plan requires approval of the stockholders of the Fund and the Board of Directors, including the Rule 12b-1 Directors.

     While the Plan is in effect, the selection and nomination of directors who are not interested persons of the Company will be committed to the discretion of the directors of the Company who are not interested persons of the Company. The Board of Directors of the Company must review the amount and purposes of expenditures pursuant to the Plan quarterly as reported to it by a distributor, if any, or officers of the Company. The Plan will continue in effect for as long as its continuance is specifically approved at least annually by the Board of Directors, including the Rule 12b-1 Directors. During the fiscal year ended September 30, 2002, the Fund incurred distribution costs of $84,429 under the Plan. Of this amount, $11,137 was spent on advertising and promotional expenses, $18,172 was spent on printing and mailing of prospectuses to other than current shareholders, $38,350 was paid to broker-dealers and $16,770 was paid to Quasar Distributors, LLC.

                               PURCHASE OF SHARES

     The Fund has adopted procedures pursuant to Rule 17a-7 under the Act pursuant to which the Fund may effect a purchase and sale transaction with an affiliated person of the Fund (or an affiliated person of such an affiliated person) in which the Fund issues its shares in exchange for securities of a character which is a permitted investment for the Fund. For purposes of determining the number of shares of the Fund to be issued, the securities to be exchanged will be valued in accordance with the requirements of Rule 17a-7. No such transactions will be made with respect to any person in which an affiliated person of the Fund has a beneficial interest.

                              REDEMPTION OF SHARES

     A stockholder's right to redeem shares of the Fund will be suspended and the stockholder's right to payment postponed for more than seven days for any period during which the New York Stock Exchange is closed because of financial conditions or any other extraordinary reason and may be suspended for any period during which (a) trading on the New York Stock Exchange is restricted pursuant to rules and regulations of the Securities and Exchange Commission, (b) the Securities and Exchange Commission has by order permitted such suspension or (c) such emergency, as defined by rules and regulations of the Securities and Exchange Commission, exists as a result of which it is not reasonably practicable for the Fund to dispose of its securities or to determine fairly the value of its net assets.

                        ALLOCATION OF PORTFOLIO BROKERAGE

     Decisions to buy and sell securities for the Fund are made by the Adviser subject to review by the Company's Board of Directors. In placing purchase and sale orders for portfolio securities for the Fund, it is the policy of the Adviser to seek the best execution of orders at the most favorable price in light of the overall quality of brokerage and research services provided, as described in this and the following paragraph. In selecting brokers to effect portfolio transactions, the determination of what is expected to result in best execution at the most favorable price involves a number of largely judgmental considerations. Among these are the Adviser's evaluation of the broker's efficiency in executing and clearing transactions, block trading capability (including the broker's willingness to position securities) and the broker's financial strength and stability. The most favorable price to the Fund means the best net price without regard to the mix between purchase or sale price and commission, if any. Over-the-counter securities may generally be purchased and sold directly with principal market makers who retain the difference in their cost in the security and its selling price (i.e. "markups" when the market maker sells a security and "markdowns" when the market maker buys a security). However, in many instances, the Adviser feels that better prices are available from non-principal market makers who are paid commissions directly. While some brokers with whom the Fund effects portfolio transactions may recommend the purchase of the Fund's shares, the Adviser will not allocate portfolio brokerage on the basis of recommendations to purchase shares of the Fund.

     In allocating brokerage business for the Fund, the Adviser also takes into consideration the research, analytical, statistical and other information and services provided by the broker, such as general economic reports and information, reports or analyses of particular companies or industry groups, market timing and technical information, and the availability of the brokerage firm's analysts (or analysts of other firms retained by the broker) for consultation.

     Entities or individuals providing these consulting services range from large full service brokerage firms to single person consultant firms. In return for these research services, the Adviser directs a portion of the Fund's brokerage to brokerage firms employing the persons providing the consulting services or to brokerage firms that contract with the individual or entity providing such services. The entities or individuals providing consulting services are compensated by their brokerage firms or by the brokerage firms with which they contract. They have no claims for, or rights to, compensation, employee benefits or other forms of remuneration from the Adviser. Individuals providing consulting services may or may not be registered broker-dealers or investment advisers themselves and may not be licensed investment adviser representatives or registered representatives. (For example, they may simply work for a full service brokerage firm.) They may be generalists providing advice about many industries, or specialists knowledgeable about a niche in a single industry. They may or may not provide consulting services to investment advisers other than the Adviser. The Adviser endeavors to build and maintain rapport with the individuals providing consulting services in order to more effectively serve the Adviser's clients. These individuals may be granted limited access to the Adviser's research database and a company-wide list of holdings (but not individual client portfolios) so that they are better prepared to render advice and to avoid duplication of investment research efforts.

     While the Adviser believes these services have substantial value, they are considered supplemental to the Adviser's own efforts in the performance of its duties under the Advisory Agreement. Other clients of the Adviser may indirectly benefit from the availability of these services to the Adviser, and the Fund may indirectly benefit from services available to the Adviser as a result of transactions for other clients. The Advisory Agreement provides that the Adviser may cause a Fund to pay a broker which provides brokerage and research services to the Adviser a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting the transaction, if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of brokerage and research services provided by the executing broker viewed in terms of either the particular transaction or the Adviser's overall responsibilities with respect to the Fund and the other accounts as to which it exercises investment discretion.

     During the fiscal years ended September 30, 2002 and 2001, the Fund paid brokerage commissions of $883,922 on transactions of $462,757,383 and $302,074 on transactions of $153,112,612, respectively, for which brokerage commissions were paid. Of the brokerage commissions paid by the Fund in the fiscal year ended September 30, 2002, all but $112,602 on transactions of $58,047,479 were paid to brokers who provided research services to the Adviser.

                                    CUSTODIAN

     U.S. Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202, acts as custodian for the Fund. As such, U.S. Bank, N.A. holds all securities and cash of the Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by officers of the Company. U.S. Bank, N.A. does not exercise any supervisory function over the management of the Fund, the purchase and sale of securities or the payment of distributions to stockholders. U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin, 53202, an affiliate of U.S. Bank, N.A., acts as the Fund's transfer agent and dividend disbursing agent.

                                      TAXES

     The Fund intends to qualify annually for and elect tax treatment applicable to a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. If the Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such, the Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. In such event stockholders of the Fund would not be liable for income tax on the Fund's net investment income or net realized capital gains in their individual capacities. Distributions to stockholders, whether from the Fund's net investment income or net realized capital gains, would be treated as taxable dividends to the extent of accumulated earnings and profits of the Fund.

     The Fund intends to distribute substantially all of its net investment income and net capital gains each fiscal year. Dividends from the Fund's net investment income, including short-term capital gains, are taxable to stockholders as ordinary income, while distributions from the Fund's net realized long-term capital gains are taxable as long-term capital gains regardless of the stockholder's holding period for the shares. Distributions from the Fund are taxable to stockholders, whether received in cash or in additional Fund shares. A portion of the income distributions of the Fund may be eligible for the 70% dividends-received deduction for domestic corporate stockholders.

     The Fund has $5,248,455 of a net capital loss carryover, which expires in varying amounts through 2010. To the extent the Fund realizes future net capital gains, those gains will be offset by any unused capital loss carryover.

     Any dividend or capital gains distribution paid shortly after a purchase of Fund shares will have the effect of reducing the per share net asset value of such shares by the amount of the dividend or distribution. Furthermore, if the net asset value of the Fund shares immediately after a dividend or distribution is less than the cost of such shares to the stockholder, the dividend or distribution will be taxable to the stockholder even though it results in a return of capital to him.

     Redemptions of shares will generally result in a capital gain or loss for income tax purposes. Such capital gain or loss will be long term or short term, depending upon the holding period. However, if a loss is realized on shares held for six months or less, and the stockholder received a capital gain distribution during that period, then such loss is treated as a long-term capital loss to the extent of the capital gain distribution received.

     The Fund may be required to withhold Federal income tax at a rate of 30% ("backup withholding") from dividend payments and redemption proceeds if a stockholder fails to furnish the Fund with his social security or other tax identification number and certify under penalty of perjury that such number is correct and that he is not subject to backup withholding due to the underreporting of income. The certification form is included as part of the share purchase application and should be completed when the account is opened.

     This section is not intended to be a complete discussion of present or proposed federal income tax laws and the effects of such laws on an investor. Investors are urged to consult their own tax advisers for a complete review of the tax ramifications of an investment in the Fund.

                              STOCKHOLDER MEETINGS

     The Maryland General Corporation Law permits registered investment companies, such as the Company, to operate without an annual meeting of stockholders under specified circumstances if an annual meeting is not required by the Act. The Company has adopted the appropriate provisions in its Bylaws and may, at its discretion, not hold an annual meeting in any year in which the election of directors is not required to be acted on by stockholders under the Act.

     The Company's Bylaws also contain procedures for the removal of directors by its stockholders. At any meeting of stockholders, duly called and at which a quorum is present, the stockholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors.

     Upon the written request of the holders of shares entitled to not less than ten percent (10%) of all the votes entitled to be cast at such meeting, the Secretary of the Company shall promptly call a special meeting of stockholders for the purpose of voting upon the question of removal of any director. Whenever ten or more stockholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least one percent (1%) of the total outstanding shares, whichever is less, shall apply to the Company's Secretary in writing, stating that they wish to communicate with other stockholders with a view to obtaining signatures to a request for a meeting as described above and accompanied by a form of communication and request which they wish to transmit, the Secretary shall within five business days after such application either: (1) afford to such applicants access to a list of the names and addresses of all stockholders as recorded on the books of such Company; or
(2) inform such applicants as to the approximate number of stockholders of record and the approximate cost of mailing to them the proposed communication and form of request.

     If the Secretary elects to follow the course specified in clause (2) of the last sentence of the preceding paragraph, the Secretary, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all stockholders of record at their addresses as recorded on the books unless within five business days after such tender the Secretary shall mail to such applicants and file with the Securities and Exchange Commission, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Board of Directors to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion.

     After opportunity for hearing upon the objections specified in the written statement so filed, the Securities and Exchange Commission may, and if demanded by the Board of Directors or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the Securities and Exchange Commission shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the Securities and Exchange Commission shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Secretary shall mail copies of such material to all stockholders with reasonable promptness after the entry of such order and the renewal of such tender.

                                CAPITAL STRUCTURE

     Brandywine Blue Fund, Inc. has authorized capital of 200,000,000 shares of common stock, of which 100,000,000 shares have been allocated to Brandywine Blue Fund and 100,000,000 shares have been allocated to Brandywine Advisors Fund. Each outstanding share entitles the holder to one vote. Generally shares are voted in the aggregate and not by each Fund, except where class voting by each Fund is required by Maryland law or the Act (e.g. change in investment policy or approval of an investment advisory agreement).

     The shares of each of Brandywine Advisors Fund and Brandywine Blue Fund have the same preferences, limitations and rights, except that all consideration received from the sale of shares of each Fund, together with all income, earnings, profits and proceeds thereof, belong to that Fund and are charged with the liabilities in respect to that Fund and of that Fund's share of the general liabilities of the Company in the proportion that the total net assets of the Fund bears to the total net assets of both Funds. The net asset value per share of each Fund is based on the assets belonging to that Fund less the liabilities charged to that Fund, and dividends are paid on each Fund only out of lawfully available assets belonging to that Fund. In the event of liquidation or dissolution of the Company, the stockholders of each Fund will be entitled, out of the assets of the Company available for distribution, to the assets belonging to such Fund.

     There are no conversion or sinking fund provisions applicable to the shares of either Fund. Shares of each Fund have no preemptive, conversion, subscription or cumulative voting rights. Consequently, the holders of more than 50% of the Company's shares voting for the election of directors can elect the entire Board of Directors, and in such event, the holders of the remaining shares voting will not be able to elect any person to the Board of Directors.

     The shares of each Fund are redeemable and transferable. All shares issued and sold by the Funds will be fully paid and nonassessable. Fractional shares have the same rights proportionately as full shares.

     The Company will not issue certificates evidencing shares of Brandywine Advisors Fund. Each stockholder's account will be credited with the number of shares purchased, relieving such stockholders of responsibility for safekeeping of certificates and the need to deliver them upon redemption. Written confirmations are issued for all purchases of shares of Brandywine Advisors Fund.

                             INDEPENDENT ACCOUNTANTS

     PricewaterhouseCoopers LLP, 100 East Wisconsin Avenue, Suite 1500, Milwaukee, Wisconsin 53202, currently serves as the independent accountants for the Fund.

                        DESCRIPTION OF SECURITIES RATINGS

     The Fund may invest in publicly distributed debt securities assigned one of the three highest ratings of either Standard & Poor's Corporation ("Standard & Poor's") or Moody's Investors Service, Inc. ("Moody's"). A brief description of the ratings symbols and their meanings follows.

     Standard & Poor's Debt Ratings. A Standard & Poor's corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees.

     The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

     The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

     The ratings are based, in varying degrees, on the following considerations:

     I. Likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

     II.  Nature of and provisions of the obligation;

     III. Protection afforded by, and relative position of the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights;

     AAA - Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

     AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

     A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in the higher rated categories.

     BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     Moody's Bond Ratings.

     Aaa - Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large, or by an exceptionally stable, margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa - Bonds which are Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa - Bonds which are rated Baa are considered as medium grade obligations; (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Moody's applies numerical modifiers 1, 2 and 3 in each of the foregoing generic rating classifications. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

                                     PART C
                                OTHER INFORMATION

Item 23.                  Exhibits
                          --------
     (a)(i)    Registrant's Articles of Incorporation, as amended(1)

     (a)(ii)   Articles Supplementary(5)

     (a)(iii)  Articles Supplementary(5)

     (b)       Registrant's By-Laws as amended(1)

     (c)       None

     (d)(i)    Investment Advisory Agreement (Brandywine Blue Fund) (6)

     (d)(ii)   Sub-Advisory Agreement (Brandywine Blue Fund) (6)

     (d)(iii)  Investment Advisory Agreement (Brandywine Advisors Fund) (7)

     (d)(iv)   Sub-Advisory Agreement (Brandywine Advisors Fund) (7)

     (e)       None

     (f)       None

     (g)(i) Custodian Agreement with Firstar Trust Company (predecessor to U.S. Bank, N.A.)(1)

     (g)(ii)   Amendment to Custodian Agreement(5)

     (h)(i) Service Agreement with Fiduciary Management, Inc. (Brandywine Blue Fund)(3)

     (h)(ii) Service Agreement with Fiduciary Management, Inc. (Brandywine Advisors Fund)(5)

     (h)(iii) Transfer Agent Agreement with First Wisconsin Trust Company (predecessor to Firstar Mutual Fund Services, LLC (Brandywine Blue Fund)(1)

     (h)(iv)   Amendment to Transfer Agent Agreement(5)

     (i)       Opinion of Foley & Lardner, counsel for Registrant

     (j)(i)    Consent of PricewaterhouseCoopers LLP (Brandywine Blue Fund)

     (j)(ii)   Consent of PricewaterhouseCoopers LLP (Brandywine Advisors Fund)

     (k)       None

     (l)       Subscription Agreement(2)

     (m)       Service and Distribution Plan (Brandywine Advisors Fund)(5)

     (n)       None

     (p) Code of Ethics of Brandywine Fund, Inc., Brandywine Blue Fund, Inc. and Friess Associates, Inc.(4)

______________________

     (1) Previously filed as an exhibit to Post-Effective Amendment No. 7 to the Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 7 was filed on January 15, 1997 and its accession number is 0000897069-97-000011.

     (2) Previously filed as an exhibit to Post-Effective Amendment No. 8 to the Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 8 was filed on January 30, 1998 and its accession number is 0000897069-98-000026.

     (3) Previously filed as an exhibit to Post-Effective Amendment No. 9 to the Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 9 was filed on November 30, 1998 and its accession number is 0000897069-98-000590.

     (4) Previously filed as an exhibit to Post-Effective Amendment No. 10 to the Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 10 was filed on November 30, 1999 and its accession number is 0000897069-99-000582.

     (5) Previously filed as an exhibit to Post-Effective Amendment No. 11 to the Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 11 was filed on August 16, 2000 and its accession number is 0000897069-00-000428.

     (6) Previously filed as an exhibit to Post-Effective Amendment No. 11 to the Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 11 was filed on August 16, 2000 and its accession number is 0000897069-00-000428.

     (7) Previously filed as an exhibit to Post-Effective Amendment No. 15 to the Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 15 was filed on January 28, 2002 and its accession number is 0000897069-02-000042.

Item 24. Persons Controlled by or under Common Control with Registrant

     Registrant is controlled by Foster S. Friess and Lynette E. Friess. Registrant neither controls any person nor is under common control with any other person.

Item 25. Indemnification

     Pursuant to the authority of the Maryland General Corporation Law, particularly Section 2-418 thereof, Registrant's Board of Directors has adopted the following bylaw, which is in full force and effect and has not been modified or canceled:

                                   Article VII

                               GENERAL PROVISIONS

Section 7.    Indemnification.

     A. The corporation shall indemnify all of its corporate representatives against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by them in connection with the defense of any action, suit or proceeding, or threat or claim of such action, suit or proceeding, whether civil, criminal, administrative, or legislative, no matter by whom brought, or in any appeal in which they or any of them are made parties or a party by reason of being or having been a corporate representative, if the corporate representative acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation and with respect to any criminal proceeding, if he had no reasonable cause to believe his conduct was unlawful provided that the corporation shall not indemnify corporate representatives in relation to matters as to which any such corporate representative shall be adjudged in such action, suit or proceeding to be liable for gross negligence, willful misfeasance, bad faith, reckless disregard of the duties and obligations involved in the conduct of his office, or when indemnification is otherwise not permitted by the Maryland General Corporation Law.

     B. In the absence of an adjudication which expressly absolves the corporate representative, or in the event of a settlement, each corporate representative shall be indemnified hereunder only if there has been a reasonable determination based on a review of the facts that indemnification of the corporate representative is proper because he has met the applicable standard of conduct set forth in paragraph A. Such determination shall be made: (i) by the board of directors, by a majority vote of a quorum which consists of directors who were not parties to the action, suit or proceeding, or if such a quorum cannot be obtained, then by a majority vote of a committee of the board consisting solely of two or more directors, not, at the time, parties to the action, suit or proceeding and who were duly designated to act in the matter by the full board in which the designated directors who are parties to the action, suit or proceeding may participate; or (ii) by special legal counsel selected by the board of directors or a committee of the board by vote as set forth in (i) of this paragraph, or, if the requisite quorum of the full board cannot be obtained therefor and the committee cannot be established, by a majority vote of the full board in which directors who are parties to the action, suit or proceeding may participate.

     C. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall create a rebuttable presumption that the person was guilty of willful misfeasance, bad faith, gross negligence or reckless disregard to the duties and obligations involved in the conduct of his or her office, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.

     D. Expenses, including attorneys' fees, incurred in the preparation of and/or presentation of the defense of a civil or criminal action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding as authorized in the manner provided in Section 2-418(F) of the Maryland General Corporation Law upon receipt of: (i) an undertaking by or on behalf of the corporate representative to repay such amount unless it shall ultimately be determined that he or she is entitled to be indemnified by the corporation as authorized in this bylaw; and (ii) a written affirmation by the corporate representative of the corporate representative's good faith belief that the standard of conduct necessary for indemnification by the corporation has been met.

     E. The indemnification provided by this bylaw shall not be deemed exclusive of any other rights to which those indemnified may be entitled under these bylaws, any agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person subject to the limitations imposed from time to time by the Investment Company Act of 1940, as amended.

     F. This corporation shall have power to purchase and maintain insurance on behalf of any corporate representative against any liability asserted against him or her and incurred by him or her in such capacity or arising out of his or her status as such, whether or not the corporation would have the power to indemnify him or her against such liability under this bylaw provided that no insurance may be purchased or maintained to protect any corporate representative against liability for gross negligence, willful misfeasance, bad faith or reckless disregard of the duties and obligations involved in the conduct of his or her office.

     G. "Corporate Representative" means an individual who is or was a director, officer, agent or employee of the corporation or who serves or served another corporation, partnership, joint venture, trust or other enterprise in one of these capacities at the request of the corporation and who, by reason of his or her position, is, was, or is threatened to be made, a party to a proceeding described herein.

     Insofar as indemnification for and with respect to liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person or Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of Investment Adviser

     Incorporated by reference to the Statement of Additional Information for Brandywine Blue Fund pursuant to Rule 411 under the Securities Act of 1933.

Item 27. Principal Underwriters

     Registrant has no principal underwriters.

Item 28. Location of Accounts and Records

     The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the physical possession of Fiduciary Management, Inc. and Registrant's Custodian as follows: the documents required to be maintained by paragraphs (4), (5), (6), (7), (10) and (11) of Rule 31a-1(b) will be maintained by Fiduciary Management, Inc. at its offices at 225 East Mason Street, Milwaukee, Wisconsin 53202, and all other records will be maintained by the Custodian.

Item 29. Management Services

     All management-related service contracts entered into by Registrant are discussed in Parts A and B of this Registration Statement.

Item 30. Undertakings

     Registrant undertakes to provide its annual report to shareholders upon request without charge to any recipient of a prospectus.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amended Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amended Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Jackson and State of Wyoming on the 31st day of January, 2003.


                                       BRANDYWINE BLUE FUND, INC.
                                       (Registrant)

                                       By: /s/ Foster S. Friess
                                          --------------------------------------
                                          Foster S. Friess, President

     Pursuant to the requirements of the Securities Act of 1933, this Amended Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

                    Name                                   Title                             Date
                    ----                                   -----                             ----

/s/ Foster S. Friess                           Principal Executive,               January 31, 2003
------------------------------------           Financial and Accounting
Foster S. Friess                               Officer and Director


/s/ Robert F. Birch                            Director                           January 31, 2003
------------------------------------
Robert F. Birch


/s/ William F. D'Alonzo                        Director                           January 31, 2003
------------------------------------
William F. D'Alonzo


/s/ Charles Quentin Sweeting Jackson           Director                           January 31, 2003
------------------------------------
Charles Quentin Sweeting Jackson


/s/ Stuart A. McFarland                        Director                           January 31, 2003
------------------------------------
Stuart A. McFarland


                                               Director                           January __, 2003
------------------------------------
W. Richard Scarlett III


/s/ Marvin N. Schoenhals                       Director                           January 31, 2003
------------------------------------
Marvin N. Schoenhals


                                               Director                           January __, 2003
------------------------------------
James W. Zug

                                  EXHIBIT INDEX

Exhibit No.                               Exhibit
-----------                               -------
   (a)(i)      Registrant's Articles of Incorporation, as amended*

   (a)(ii)     Articles Supplementary*

   (a)(iii)    Articles Supplementary*

   (b)         Registrant's Bylaws*

   (c)         None

   (d)(i)      Investment Advisory Agreement (Brandywine Blue Fund)*

   (d)(ii)     Sub-Advisory Agreement (Brandywine Blue Fund)*

   (d)(iii)    Investment Advisory Agreement (Brandywine Advisors Fund)*

   (d)(iv)     Sub-Advisory Agreement (Brandywine Advisors Fund)*

   (e)         None

   (f)         None

   (g)(i) Custodian Agreement with Firstar Trust Company (predecessor to U.S. Bank, N.A.) *

   (g)(ii)     Amendment to Custodian Agreement*

   (h)(i) Service Agreement with Fiduciary Management, Inc. (Brandywine Blue Fund)*

   (h)(ii) Service Agreement with Fiduciary Management, Inc. (Brandywine Advisors Fund) *

   (h)(iii) Transfer Agent Agreement with First Wisconsin Trust Company (predecessor to Firstar Mutual Fund Services, LLC)*

   (h)(iv)     Amendment to Transfer Agent Agreement*

   (i)         Opinion of Foley & Lardner, counsel for Registrant

   (j)(i)      Consent of PricewaterhouseCoopers LLP (Brandywine Blue
               Fund)

   (j)(ii)     Consent of PricewaterhouseCoopers LLP (Brandywine Advisors Fund)

   (k)         None (l) Subscription Agreement*

   (m)         Service and

               Distribution Plan*

   (n)         None

   (p) Code of Ethics of Brandywine Fund, Inc., Brandywine Blue Fund, Inc. and Friess Associates, Inc.*

___________________
*  Incorporated by reference.